UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	88	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

431 North Pennsylvania Street

Indianapolis, Indiana 46204

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 917-7000

Anthony J. Ghoston

President

431 North Pennsylvania Street

Indianapolis, Indiana 46204

(Name and Address of Agent for Service)

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to paragraph (b)

☐60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Chinook Emerging Growth Fund

PROSPECTUS

April 2, ~~2006~~2007

INVESTMENT OBJECTIVE:

Long-Term Capital Appreciation

4380 SW Macadam Ave

Suite 250

Portland, OR 97239

(800) 440-6895

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Page

RISK/RETURN SUMMARY	1
FEES AND EXPENSES OF INVESTING IN THE FUND	~~4~~5
ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS	~~5~~6
HOW TO BUY SHARES	~~6~~7
HOW TO REDEEM SHARES	~~9~~10
DETERMINATION OF NET ASSET VALUE	12
DIVIDENDS, DISTRIBUTIONS AND TAXES	~~13~~12
MANAGEMENT OF THE FUND	14
FINANCIAL HIGHLIGHTS	16
PRIVACY POLICY	17

FOR MORE INFORMATION	BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Chinook Emerging Growth Fund (the “Fund”) is to provide long-term capital appreciation.

Principal Strategies

The Fund invests primarily in common stocks of small-cap companies that the Fund’s advisor, Chinook Capital Management, LLC, believes offer growth opportunities at a reasonable price. Small-cap companies selected generally will have total market capitalizations that do not exceed $2 billion. In determining whether to purchase a particular issuer’s stock for the Fund’s portfolio, the advisor assesses the growth prospects of the issuer and price of the stock based on several qualitative and quantitative criteria including:

•	valuation of discounted cash flows
•	rate of earnings growth
•	level of profitability
•	earnings quality
•	market position
•	size of the market in which the issuer competes
•	management tenure, track record and credibility
•	strength of balance sheet

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small-cap companies. This investment policy may not be changed except upon 60 days prior notice to shareholders. The Fund may invest up to 20% of its net assets in exchange-traded funds (“ETFs”), money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents.

The Fund will not invest more than 5% of its assets in any one issuer. Certain market or industry sectors may be overweighted compared to others because the advisor seeks the best investment opportunities regardless of sector. For example, the Fund may at times be overweighted in companies that provide health care, technology or consumer goods and services, although the sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund will not invest more than 25% of its net assets in any one sector, as determined based on standard industrial classification codes.

The Fund employs a proprietary quantitative price discipline that calculates daily sell limits based on each stock’s cost basis and price volatility relative to that of the Russell 2000® Growth Index. The advisor generally relies on this pricing model to determine when to sell securities. The Fund also may sell a security when the advisor’s research indicates that the company’s prospects have diminished or when the advisor believes that better investment opportunities are present.

The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund’s portfolio securities.

Principal Risks of Investing in the Fund

•

Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•              Small Cap Risk. To the extent the Fund invests in smaller capitalization companies, the   Fund will be subject to additional risks. These include:

–	The earnings and prospects of smaller companies are more volatile than larger companies.

–	Smaller companies may experience higher failure rates than do larger companies.

–

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

–	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. Similarly, the price of an ETF is given to similar volatility as the stocks contained in the index it represents. These volatilities affect the value of the Fund’s shares.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

•	Option Risk. Options in the Fund’s portfolio involve high risk and may subject the Fund to higher price volatility. See “Additional Information about the Fund’s Strategies and Risks - Options.”

•

Sector Risk. To the extent that the Fund focuses its investments in one or more economic sectors, factors affecting those sectors could affect Fund performance. For example, technology companies are subject to the risk that their products can quickly become obsolete.

•

Concentration Risk. The Fund’s portfolio often will consist of larger positions in a fewer number of companies than other more broadly diversified mutual funds. In addition, the Fund may retain securities that appreciate in value, even if the position ultimately represents a large percentage of the Fund’s total portfolio. The Fund will not concentrate more than 25% of its assets in any one industry. In determining industry classification, the advisor will rely on standard industry classifications, such as biotechnology, semiconductors or financial services. However, certain broad sectors are likely to be overweighted in the Fund’s portfolio compared to others because the Fund’s advisor seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology, healthcare, financial services and consumer goods and services sectors. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

•

Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate that is higher than other equity funds. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a growth investment strategy
•	Investors who can tolerate the risks associated with common stock investments

How has the Fund performed in the past?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 11.53% (quarter ended March 31, 2006); and the lowest return was -6.02% (quarter ended June 30, 2006).

~~The Fund commenced operations on March 30, 2005, and therefore does not have performance results for a full calendar year.~~

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2006)

The Fund	1 Year	Since Inception (3/30/05)
Return Before Taxes	13.55%	19.72%
Return After Taxes on Distributions¹	1.67%	11.57%
Return After Taxes on Distributions and Sale of Fund Shares¹	8.19%	12.33%
Index (reflects no deductions for fees, expenses, or taxes)[2] Russell 2000 Growth Index	13.35%	15.55%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Growth Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee [l,2]	1.00%
Exchange Fee	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.35%
Distribution (12b-1) Fees[3]	0.00%
Other Expenses	~~1.02~~1.47%
Fees and Expenses of Acquired Funds[4]	0.04%
Total Annual Fund Operating Expenses (Before Waiver)	~~2.37~~2.86%
Fee Waiver/Expense Reimbursement~~[4]~~[5]	(~~0.52~~0.97%)
Net Expenses ~~1.85~~[6]	1.89%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund’s costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

[2]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

[3]	The Fund has adopted a 12b-1 Plan which permits the Fund to pay up to 0.25% of its average daily net assets to the Fund’s advisor as a shareholder servicing fee. The plan has not yet been activated.

4 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.85%.

[5]

The advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that ~~Total Annual Fund Operating~~Net Expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as Fees and Expenses of Acquired Funds), and extraordinary expenses, do not exceed 1.85% of the average daily net assets of the Fund, through November 30, ~~2006.~~2007. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.85% expense limitation.

6 Net Expenses are calculated as 1.89% of its average daily net assets based on the advisor’s agreement to cap operating expenses at 1.85%, plus Acquired Fund Fees and Expenses of 0.04%.

Example:

This Example is intended to help you compare the cost of investing in shares of the Fund to the cost of investing in other mutual funds. This example assumes that the Fund operating expenses remain the same and that such expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in the Fund, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
~~$188~~$192	~~$690~~$794	~~$1,218~~$1,423	~~$2,667~~$3,116

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

PRINCIPAL STRATEGIES

Exchange Traded Funds – Exchange traded funds (“ETFs”) include S&P Depositary Receipts (“SPDRs”), S&P Sector SPDRs, DIAMONDS, iShares, HOLDRS, and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. ETFs also include S&P Midcap 400, S&P Small Cap 600, and Russell 2000 Depositary Receipts, and other products composed of smaller capitalization companies. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

The Fund may invest up to 20% of its assets in various ETFs. To the extent the Fund invests in ETFs, the Fund is subject to the risks associated with the applicable index. Additionally, the Fund will invest in new exchange traded shares, as they become available. The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. In addition, when the Fund invests in an ETF, the Fund’s shareholders generally will be subject to duplicative management fees. Certain ETFs also may be subject to special risks associated with the particular sector or countries in which the ETF invests.

Options. The Fund may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.

When the Fund buys a call option on a security or an index, it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the “expiration date”). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When the Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a call option only if the obligation taken on by the sale of the call is “covered,” either 1) by owning the underlying security or (for an option on a stock index) by holding a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

When the Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When the Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

NON-PRINCIPAL STRATEGIES

The investment objective of the Fund may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in securities of money market funds, money market instruments, or short-term U.S. Government securities. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

HOW TO BUY SHARES

Initial Purchase

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the shares of the Fund is $2,500, and subsequent investments are subject to a minimum of $100. The advisor may, in its sole discretion, waive the investment minimums for existing clients of the advisor and other related parties, and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum ~~amounts~~amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Chinook Emerging Growth Fund

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:	Chinook Emerging Growth Fund

c/o Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 440-6895 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to the minimum investment requirement) by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name

-the name of your account(s)

-your account number(s)

-a check made payable to “Chinook Emerging Growth Fund”

Checks should be sent to the Fund at the address listed under the heading “How To Buy Shares – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “How to Buy Shares – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Fund is oriented to long-term investments,~~Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund can pay a fee of up to 0.25% of the average daily net assets of the Fund to the advisor or any bank, broker-dealer or other financial institution that assists the Fund in the sale and distribution of its shares or that provides shareholder services to help defray the cost of servicing such shareholders. The plan has not yet been activated and, therefore, no fees were accrued or paid to the advisor pursuant to the plan for the fiscal period ended November 30, ~~2005.~~2006. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund, and may cost you more than paying other types of sales charges.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15.00 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail (other than short-term redemption fees, if applicable). Your request should be addressed to:

U.S. Mail:	Chinook Emerging Growth Fund

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:	Chinook Emerging Growth Fund

c/o Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund’s name, your account number, account name(s), address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper ~~order~~form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or to prevent other unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (800) 440-6895 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 440-6895. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption ~~or exchange~~ instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions ~~or exchanges~~. If you are unable to reach the Fund by telephone, you may request a redemption ~~or exchange~~ by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 440-6895. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed against gross investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through financial intermediary. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund will be required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the total assets of the Fund (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

The Fund’s assets generally are valued at their market value. If market prices are not available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Fund’s advisor at ~~their~~a fair value, ~~according to procedures approved~~pursuant to guidelines established by the Board of Trustees. When pricing securities using the fair value guidelines ~~adopted~~established by the Board of Trustees, the Fund’s advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund’s advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the advisor’s fair value methodology is inappropriate. The Fund’s advisor will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The advisor continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes as dividends to its shareholders substantially all of its net investment income ~~in the form of dividends and taxable~~and any realized net capital gains ~~to its shareholders~~. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.

Taxes. ~~Investment~~Net investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described in the table below. Dividends normally will be distributed by the Fund on an annual basis.

The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at lower long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the tax liabilities described in the chart below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(~~and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2003~~ Tax ~~Act~~Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains are taxed at the same rate as ordinary
for one year or less	income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, ~~2008.~~2010.

Under the ~~2003~~ Tax ~~Act~~Acts, effective for taxable years after December 31, 2002 through December 31, ~~2008,~~2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Chinook Capital Management, LLC, 4380 SW Macadam Ave., Suite 250, Portland, OR 97239, serves as investment advisor to the Fund. The advisor has been providing portfolio management services to separately managed equity, fixed income and balanced portfolios of high net worth clients, pension plans, trusts, and other institutional investors since 1977. As of February 28, ~~2006,~~2007, the advisor managed approximately $~~228~~277 million in assets. The advisor is 100% employee-owned. The Fund is the first mutual fund managed by the advisor.

For its advisory services, the advisor is paid a fee at the annual rate of 1.35% for the first $50 million of the average daily net assets of the Fund, 1.25% for $50,000,001 to $150 million, 1.15% for $150,000,001 to $250 million and 1.00% for assets over $250 million. The advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse ~~the~~certain Fund~~’s~~ operating expenses so that ~~its total annual operating~~net expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, do not exceed 1.85% of the average daily net assets of the Fund, through November 30, ~~2006.~~2007. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.85% expense limitation. For the fiscal year ended November 30, ~~2005,~~2006, the advisor received management fees at the annual rate of ~~0.56~~0.39% of the average daily net ~~asset~~ assets of the Fund (net of fee waiver and reimbursements).

A discussion of the factors that the Board considered in approving the Fund’s management agreement ~~is~~will be included in the Fund’s ~~annual or semi-annual report, as applicable.~~amended annual report for the period ended November 30, 2006.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services.

The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included.

Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers. The investment decisions for the Fund are made by Gregory Houser, Lantz Stringham and Grant Brown. Lantz Stringham and Grant Brown handle day-to-day research, operations and trading for the Fund, while Greg Houser sets the overall investment strategy for the Fund ~~and maintains ultimate authority with respect to the Fund’s investment decisions~~.

Greg Houser, CFA, serves as Chief Investment Officer of the advisor~~,~~. Greg has 33 years of investment experience and guides the overall investment strategy of the advisor. Greg ~~holds the Chartered Financial Analyst designation and~~ received a bachelor’s degree in Business Administration from the University of Oregon in 1970 and an MBA in Finance from the University of California at Los Angeles in 1971. Greg has directed the advisor’s emerging growth investment program since 1997.

Lantz Stringham, CFA, serves as ~~senior~~portfolio manager and equity analyst for the advisor and has ~~10~~13 years’ experience as an investment professional. Lantz joined the advisor in October 2002 from RedChip Review, where he was a senior equity analyst concentrating on small- and micro-cap equity research from 1999 to 2002. Lantz received a bachelor’s degree in Finance from the University of Utah in 1995 and obtained ~~his~~the Chartered Financial Analyst designation in 2000.

Grant Brown, CFA, has served ~~as an~~a portfolio manager and equity analyst for the advisor since July 2004. Prior to joining the advisor, Grant was an analyst at Ascend Capital, a $1.1 billion hedge fund headquartered in San Francisco, from 2001 to 2004, where he concentrated in the technology and healthcare sectors. Prior to that time, Grant was an analyst at Credit Suisse First Boston with the mergers and acquisition group. Grant received a bachelor’s degree in Industrial Engineering from Stanford University and ~~is a Level III candidate for~~obtained the Chartered Financial Analyst designation~~.~~ in 2005.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio ~~managers~~manager’s ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance ~~for the period March 30, 2005 (commencement of investment operations) through November 30, 2005.~~since its inception. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). ~~This information has been~~The information for the period March 28, 2005 (commencement of Fund operations) through November 30, 2005 and for the fiscal year ended November 30, 2006 was audited by the Fund’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose reports, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request and without charge.

~~(For a share outstanding during the period)~~

~~Period Ended~~
	~~November 30, 2005~~	~~(a)~~

~~Selected Per Share Data:~~
~~Net asset value, beginning of period~~	~~$ 10.00~~
~~Income from investment operations:~~
~~Net investment income (loss)~~	~~(0.12)~~
~~Net realized and unrealized gain on investments~~	~~2.22~~
~~Total from investment operations~~	~~2.10~~
~~Net asset value, end of period~~	~~$ 12.10~~

~~Total Return (b)~~	~~21.00%~~	~~(c)~~

~~Ratios and Supplemental Data:~~
~~Net assets, end of period (000)~~	~~$ 15,961~~
~~Ratio of expenses to average net assets~~	~~1.85%~~ 	~~(d)~~
~~Ratio of expenses to average net assets before reimbursement~~	~~2.37%~~	~~(d)~~
~~Ratio of net investment income to average net assets~~	~~(1.58)%~~	~~(d)~~
~~Ratio of net investment income to average net assets before reimbursement~~	~~(2.10)%~~	~~(d)~~
~~Portfolio turnover rate~~	~~85.33%~~

~~(a) For the period March 30, 2005 (the date the Fund commenced operations) through November 30, 2005.~~
~~(b) Total return in the above table represents the rate that the investor would have earned or lost on an~~
~~investment in the Fund, assuming reinvestment of dividends.~~
~~(c) Not annualized.~~
~~(d) Annualized.~~

Chinook Emerging Growth Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Period Ended
	November 30, 2006	November 30, 2005	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 12.10	$ 10.00

Income from investment operations:
Net investment (loss)	(0.28)	(0.12)
Net realized and unrealized gain on investments	1.67	2.22
Total from investment operations	1.39	2.10

Less Distributions to shareholders:
From net realized gain	(0.47)	-
Total distributions	(0.47)	-

Net asset value, end of period	$ 13.02	$ 12.10

Total Return (b)	11.93%	21.00%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 6,864	$ 15,961
Ratio of expenses to average net assets	1.85%	1.85%	(d)
Ratio of expenses to average net assets
before reimbursement	2.82%	2.37%	(d)
Ratio of net investment income (loss) to
average net assets	(1.65)%	(1.58)%	(d)
Ratio of net investment income (loss) to
average net assets before reimbursement	(2.62)%	(2.10)%	(d)
Portfolio turnover rate	126.87%	85.33%
(a) For the period March 28, 2005 (the date the Fund commenced operations) through November 30, 2005.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Not annualized.

(d) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and
•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The Statement of Additional Information (“SAI”) supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and~~, when available,~~ the Fund’s Annual and Semi Annual Reports, by contacting Shareholder Services at (800) 440-6895. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports will also be made available, free of charge, at the Fund’s Internet site at www.chinookfunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

CHINOOK EMERGING GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

April 2, ~~2006~~2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Chinook Emerging Growth Fund (the “Fund”) dated April 2, ~~2006.~~2007. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal period ended November 30, ~~2005~~2006 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 440-6895.

PAGE

DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	9
INVESTMENT ADVISOR	11
TRUSTEES AND OFFICERS	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~16~~17
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	17
PORTFOLIO TURNOVER	~~16~~17
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~17~~18
DISCLOSURE OF PORTFOLIO HOLDINGS	~~18~~19
PROXY VOTING POLICY	~~19~~20
DETERMINATION OF NET ASSET VALUE	~~20~~21
REDEMPTION IN-KIND	~~21~~22
STATUS AND TAXATION OF THE FUND	~~21~~22
CUSTODIAN	~~23~~24
FUND SERVICES	~~23~~24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~24~~25
DISTRIBUTOR	~~24~~25
DISTRIBUTION PLAN	~~24~~26
FINANCIAL STATEMENTS	~~24~~26

DESCRIPTION OF THE TRUST AND FUND

Chinook Emerging Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on September 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on March ~~30, 2005.~~28, 2005. For performance calculations, the inception date is March 30, 2005, the date the Fund first began to invest in accordance with its stated objective. The investment advisor to the Fund is Chinook Capital Management, LLC (the “Advisor”).

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that ~~any amendment~~certain amendments that could adversely ~~affects~~affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

B. Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

C. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor’s (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

D. Exchange-Traded Funds. The Fund is permitted to invest in exchange-traded funds. Securities of exchange-traded funds represent shares of ownership in either mutual funds or unit investment trusts that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.

E.   Money Market Instruments. The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or a non-U.S. company, foreign government securities, certificates of deposit, bankers’ acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

F. Derivatives Transactions. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.           Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.          General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.          Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

G. When-Issued and Delayed Delivery Transactions. The Fund may buy debt securities on a “when-issued” or “delayed delivery” basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party’s failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued debt securities.

INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.        Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.        Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.          Concentration. The Fund will not invest 40% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. Industries in which the Fund may invest include technology, healthcare, financial services and consumer goods and services.

8.       Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on ~~its~~the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.         Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.         Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.         Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or the Statement of Additional Information.

5.        Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or the Statement of Additional Information.

6.         Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

7.	Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Fund’s Advisor is Chinook Capital Management, LLC, SW Macadam Ave., Suite 250, Portland, OR 97239. The investment decisions for the Fund are made by portfolio managers Gregory Houser, Lantz Stringham and Grant Brown. The Advisor is 100% employee-owned.

Under the terms of the management agreement (the “Agreement”), the Advisor ~~manages~~is responsible for managing the Fund’s investments, subject to ~~approval of~~oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% for the first $50 million of the average daily net assets of the Fund, 1.25% for $50,000,001 to $150 million, 1.15% for $150,000,001 to $250 million and 1.00% for assets over $250 million. The Advisor contractually has agreed to waive its fee and~~,~~/or reimburse certain Fund operating expenses, but only to the extent necessary~~, reimburse Fund expenses~~ to maintain the Fund’s ~~total annual operating~~net expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, and indirect expenses (such as fees and expenses of acquired funds) and extraordinary expenses, at 1.85% of its average daily net assets, through ~~November 30, 2006.~~  November 30, 2007. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.85% expense limitation. The following table sets forth the advisory fees paid to the Advisor by the Fund for the ~~last~~ fiscal ~~period~~periods indicated:

Fiscal Period Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived	Net Advisory Fees Paid
November 30, 2006	$121,943	$87,190	$34,753
November 30, 2005*	$130,702	$50,498	$80,204

* For the period March ~~30,~~28, 2005 (commencement of operations) through November 30, 2005.

The Advisor retains the right to use the name “Chinook” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Chinook” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

~~A discussion regarding the factors considered by the Board of Trustees in approving the Agreement is included in the Fund’s annual or semi-annual report, as applicable.~~

About the Portfolio Managers

Gregory Houser, Lantz Stringham and Grant Brown are responsible for the day-to-day management of the Fund (collectively referred to as the “Portfolio Managers”). As of November 30, ~~2005,~~2006, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Gregory Houser	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~125~~124	Investment Companies: $0 Pooled Investment Vehicles: $0 Other Accounts: $~~238~~268M	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: 0	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: None
Lantz Stringham	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~125~~124	Investment Companies: $0 Pooled Investment Vehicles: $0 Other Accounts: $~~238~~268M	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: 0	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: None
Grant Brown	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~125~~124	Investment Companies: $0 Pooled Investment Vehicles: $0 Other Accounts: $~~238~~268M	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: 0	Investment Companies: None Pooled Investment Vehicles: None Other Accounts: None

Each Portfolio Manager is compensated for his services by the Advisor. For the fiscal period ended November 30, ~~2005,~~2006, each Portfolio Manager received a fixed salary from the Advisor, as well as a percentage of net fee revenue.

It is the Advisor’s policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts. The Portfolio Managers typically manage accounts with similar investment strategies and, therefore, the Advisor does not anticipate conflicts of interests as a result of differing investment strategies.

Conflicts may arise as a result of a Portfolio Manager’s dual role in managing the Fund and other client accounts with respect to his allocation of time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers’ duties overlap. As a result of combining responsibilities such as research and stock selection, the Portfolio Managers have the ability to provide both the Fund and other clients with more thorough research and stock selection.

To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In addition, the Advisor has adopted policies and procedures that are designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of November 30, ~~2005.~~ 2006:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Gregory Houser	~~None~~Over $1,000,000
Lantz Stringham	~~None~~$50,001 - $100,000
Grant Brown	$10,001 to $50,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address*, (Date of Birth), Term and Position with Trust~~,~~** ~~and Term of Position~~ 	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; ~~Non-voting~~ Chairman of ~~Investment Committee of WH~~the investment committee for W.H. Donner Foundation and ~~WH~~ Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to ~~November~~September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~41 series.

***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee was established in 2006 and held two meetings during the year ended December 31, 2006.

The following table provides information regarding each ~~Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each~~ officer of the Trust.

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952)*** Trustee, December 2002 to present~~

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to November 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to ~~November~~September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Freddie Jacobs, Jr., CPA (1970)~~Michael Landis (1971)***

~~Chief Financial Officer and~~Interim Treasurer, ~~July 2005~~March 2007 to present~~; Secretary, September 2004 to June 2005; Assistant Secretary, July 2005 to present~~

Vice President ~~of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005 to~~Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November ~~2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.~~1998 – November 2004.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to ~~November~~September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from ~~1997 to 2000 and~~December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A. Barnes~~Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to ~~November~~ September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the ~~trustees and~~ officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~ 41series.

~~*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.~~

***Effective as of March 12, 2007, the Board appointed Mr. Landis as Interim Treasurer of the Trust to fill the vacancy created by the resignation of the previous Treasurer and Chief Financial Officer.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, ~~2005.~~2006.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
* The Trust currently consists of ~~34~~41 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by ~~each series in~~ the ~~Trust~~Fund on an individual basis and by the Trust on an aggregate basis~~, assuming that there are 34 series in the Trust~~. Trustees’ and officers’ fees and expenses are Trust expenses and ~~each series~~ the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by ~~each series~~the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,324~~1,098**	$0	$0	$45,000
Stephen A. Little, Chairman of the Board	$~~1,324~~1,098**	$0	$0	$45,000
Daniel J. Condon, Trustee	$~~1,030~~854***	$0	$0	$35,000
Ronald C. Tritschler, Trustee	$854***	$0	$0	$35,000
~~Non-Independent Trustees and~~ Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
~~Ronald C. Tritschler, Trustee~~	~~$1,030~~	~~$0~~	~~$0~~	~~$35,000~~
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
~~Freddie Jacobs, CFO and~~Michael Landis, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,265~~3,659****	$0	$0	$~~145,000~~150,000*****
Heather ~~Barnes~~Bonds, Secretary	$0	$0	$0	$0

* The Trust currently consists of ~~34~~41 series.

** During the fiscal year ended November 30, 2006, each Trustee received a total of $1,314 in fees from the Fund.

*** During the fiscal year ended November 30, 2006, each Trustee received a total of $988 in fees from the Fund.

**** During the fiscal year ended November 30, 2006, the CCO received a total of $5,183 from the Fund.

***** In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of March 1, ~~2006,~~2007, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	~~98.86~~88.64%	~~Beneficial~~Record

As of March 1, ~~2006,~~2007, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal period ended November 30, 2005 was

85.33%~~.~~, and the Fund’s portfolio turnover rate for the fiscal year ended November 30, 2006 was 126.87%. The Fund experienced a high portfolio turnover rate during the 2006 fiscal year because several securities in the Fund’s portfolio were subjects of acquisition activity during the year. The resulting cash acquisition deals benefited performance but increased portfolio turnover. Additional sales of portfolio securities were necessitated by shareholder redemptions.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Advisor may receive numerous research reports and news services that allow the Advisor’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. For the fiscal ~~period March 30, 2005 (commencement of operations) through~~year ended November 30, ~~2005,~~2006, the Advisor ~~directed~~did not direct any brokerage ~~transaction worth $67,812~~transactions to brokers on the basis of research services~~, and paid commissions of $13,320 on such transactions~~ received from such brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Advisor; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Advisor.

The following table describes the brokerage commissions paid by the Fund for the fiscal periods indicated.

Fiscal Period Ended November 30, 2005*	Fiscal Year Ended November 30, 2006
$52,369	$45,475

*For the ~~fiscal~~ period March ~~30,~~28, 2005 ~~(commencement of operations)~~ through November 30, ~~2005, the Fund paid $52,369 in brokerage commissions for the Fund’s portfolio brokerage transactions.~~ 2005

The Trust, the Advisor and the Fund’s distributor have each adopted a Code of Ethics (the “~~Rule 17j-1~~ Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at (800) 440-6895. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings on its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

The Advisor has engaged Institutional Shareholder Services (ISS) to provide independent, expert opinions on corporate governance and other proxy issues and to vote the Fund’s proxies accordingly. ISS is not affiliated with the Advisor. The Advisor reviewed and approved the ISS Proxy Voting Guidelines to ensure that such Guidelines comply with the requirements of the 1940 Act, and that ISS has the capacity and competency to adequately analyze proxy issues and vote proxies in an impartial manner that is in the best interest of the Fund’s shareholders. As a brief summary, the ISS Guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues, and outline the factors that the Advisor should consider in determining whether a proposal deserves support. For example, the ISS guidelines provide that the Advisor should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders. In uncontested director elections, the Guidelines direct the Advisor to consider factors, among others, such as the company’s long-term performance compared to an index, and whether a majority of the directors would be independent from management. In most instances, the Advisor’s Proxy Committee members will vote in accordance with the ISS Guidelines. However, the Advisor’s proxy voting policy provides that, in the event a majority of the Proxy Committee members disagree with a particular ISS recommendation, the proxy voting decision will be made by the Advisor’s Chief Investment Officer.

The Advisor reviews the conflict policies and procedures of ISS on an ongoing basis to ensure that its proxy voting advice remains independent from products and services it offers to issuers.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling (800) 440-6895 to request a copy from the Trust’s Chief Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: UST Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities ~~generally~~ are valued by using market quotations~~, but may be valued on the basis of prices~~ furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined ~~in good faith~~ by the Advisor ~~subject to guidelines approved~~in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair value securities on a quarterly basis.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the last business day of the fiscal ~~period~~year ended November 30, ~~2005~~2006 is as follows:

$ 6,864,059	=	$13.02

527,154

~~$ 15,961,702~~ 	~~=~~ 	~~$12.10~~

~~1,319,649~~

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The ~~Funds~~Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of November 30, ~~2005,~~2006, the Fund did not have any capital loss carryforwards.

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares.

FUND SERVICES

Unified ~~Fund Services, Inc. (“Unified”)~~, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent. ~~A Trustee and the~~The officers of the Trust are members of management and/or employees of Unified ~~and/or shareholders of Unified Financial Services, Inc.(“UFS”)~~. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of ~~Unified.~~ each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $~~2,000~~1,250) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives ~~an annual~~a monthly fee from the Fund equal to an annual rate of 0.050% of the Fund’s average net assets up to $50 million, 0.040% of the Fund’s average net assets from $50 million to $100 million, 0.030% of the Fund’s average net assets from $100 million to $150 million, and 0.020% of the Fund’s average net assets over $150 million (subject to various monthly minimum fees, the maximum being $~~2,291.67~~1,667 per month for assets up to $50 million).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund’s average net assets under $50 million, 0.070% of the Fund’s average net assets from $50 million to $100 million, 0.050% of the Fund’s average net assets from $100 million to $150 million, and 0.030% of the Fund’s average net assets over $150 million (subject to a minimum fee of $~~3,125~~2,500 per month).

The following table provides information regarding fees paid by the Fund to Unified during the fiscal ~~period March 30, 2005 (commencement of operations) through November 30, 2005~~periods indicated in connection with its transfer agency, fund accounting and administrative services to the Fund.

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
November 30, 2006	$17,291	$18,667	$31,500
November 30, 2005*	$~~12,121~~14,567	$13,548	$20,323

*For the period March 28, 2005 (commencement of operations) through November 30, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending November 30, ~~2006.~~2007. Cohen ~~McCurdy~~Fund Audit Services, Ltd. will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. ~~A Trustee~~The Distributor, Unified and ~~certain officers of the Trust are shareholders of UFS, the parent of the Distributor, and may be deemed to be affiliates of, the Distributor.~~ the Custodian are controlled by Huntington Bancshares.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. ~~The Distributor and Unified are controlled by UFS.~~

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 13, 2004 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan has not yet been activated and, therefore, no fees were paid by the Fund to either the Advisor or any Recipient for the ~~Fund’s initial~~ fiscal ~~period~~year ended November 30, ~~2005.~~2006.

FINANCIAL STATEMENTS

The financial statements and independent registered public accountants’ report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to shareholders for the ~~period~~fiscal year ended November 30, ~~2005.~~2006. The Fund will provide the Annual Report without charge upon written request or request by telephone

PROSPECTUS

GERONIMO Multi-Strategy Fund

GERONIMO Sector Opportunity Fund

GERONIMO Option & Income Fund

April ~~2, 2006~~2, 2007

The Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

GERONIMO’s Investment Approach	.......2

Geronimo Multi-Strategy Fund	5

Geronimo Sector Opportunity Fund	~~14~~15

Geronimo Option & Income Fund	~~19~~21

Fees and Expenses	~~24~~26

More About Investment Strategies and Risks	~~26~~28

The Funds’ Investment Manager	~~32~~34

About Your Investment	~~34~~36

Determination of Net Asset Value	~~34~~36

Investing in the Funds	~~34~~37

How to Exchange Shares	~~37~~40

How to Redeem Shares	~~37~~40

For More Information About Your Account	~~39~~43

Dividends, Distributions and Taxes	~~39~~43

Rule 12b-1 Fees	~~41~~45

Portfolio Holdings Disclosure Policy	~~41~~45

Financial Highlights	45

Notice of Privacy Policies and Procedures	~~42~~48

For Further Information	~~43~~49

Geronimo’s Investment Approach

Geronimo ~~Partners~~Financial Asset Management, LLC (“GERONIMO”) is a specialized absolute return investment firm that seeks to provide investors superior risk adjusted returns in both rising and falling markets. “Absolute return” means steady gains even when stock and bond markets go down.

GERONIMO pursues this absolute return objective in multiple ways, including dynamic asset allocation, industry sector/style investing, and actively managing portfolio risk to preserve capital in adverse times.

GERONIMO looks for the best global ideas available across all investment styles, industries, and asset classes.

GERONIMO’s investment process seeks to provide investors low annual volatility, low correlation to the overall direction of equity and fixed-income markets, and diversification across investment strategies, styles, sectors and asset classes over full investment cycles.

What Drives GERONIMO’s Investment Process

GERONIMO’s investment process is driven by the following investment beliefs:

•	Preserving capital in adverse times is as important as making money in better market environments.
•	Managing the risk side of portfolios is as important as managing for reward.
•

A major part of investment returns is comprised of income from dividends, interest and option premiums. Generally, each Fund expects that, as a result of its investment objectives and strategies, its investment income will include net short-term gains from certain option transactions. Premium income from option transactions is distributed as short-term capital gains subject to ordinary income tax rates.

•

Asset allocation and investment strategies focused on industry sector/style investing over economic cycles provide the vast majority of equity returns, and superior security selection can further add to investment performance.

How GERONIMO Achieves Results

GERONIMO seeks to achieve its goals through a highly disciplined and non-emotional fundamental and quantitative investment process, which it refers to as the Absolute Return Multi-Factor Investment Process. That process consists of five parts:

•	Absolute Return Investing
•	Dynamic Asset Allocation
•	Industry Sector/Style Selection
•	Individual Security Selection
•	Defensive Measures

Although the details of the application may vary from Fund to Fund, GERONIMO uses this process for each of the Funds described in this prospectus.

Absolute Return Investing. An absolute return strategy is a strategy that targets a positive return in both rising and falling securities markets. GERONIMO’s investment approach seeks positive returns over full market cycles with low volatility in most market conditions. An example of how GERONIMO seeks to achieve this objective is by directing its portfolio managers to seek investment opportunities with the goal of “making money” and not of being tied to the relative performance of a specific investment benchmark or discreet set of investment opportunities. GERONIMO’s approach contrasts with the “relative return” approach in which performance is measured relative to how the market or a particular benchmark or asset class performs.

Dynamic Asset Allocation. GERONIMO grades the condition of the overall securities markets on an “A”-“F” basis utilizing a proprietary macro economic model taking into account the health of global equities, industry sector breadth, market internals, market fundamentals, interest rates, credit, and volatility. That market grade helps GERONIMO guide each Fund's overall investment exposure and holdings—in stronger markets, GERONIMO seeks higher market exposure and more volatile holdings and, in weaker markets, seeks lower market exposure and more defensive holdings.

Industry Sector/Style Selection. GERONIMO’s process focuses on those global asset classes, investment strategies, investment styles, and industries that are most attractive (and least attractive). To help guide a Fund's investment allocation, GERONIMO grades 15-20 investment categories on an “A”-“F” basis using similar factors to GERONIMO's market grade process, in addition to fundamental factors specific to each industry sector, style, and strategy.

Individual Security Selection. GERONIMO’s process focuses on five key categories, including earnings quality, fundamentals, valuation, technical measures, and insider trading. GERONIMO grades individual securities on a “1”-“10” basis.

Depending on the Fund, GERONIMO purchases what it believes are the most attractive (or highly ranked) securities. Where GERONIMO can, it may sell short the least attractive securities, looking to make a profit from their decline.

Defensive Measures. During unfavorable market conditions, the Funds generally will be less than fully invested and GERONIMO will attempt to use defensive positions and strategies to

•	reduce equity exposure (by, for example, holding substantial positions in cash and/or short-term bonds); and

•	reduce volatility (by, for example, utilizing covered call option writing).

GERONIMO represents a unique absolute return investment management firm—one that combines both a “top down” or macro thematic approach to investing and a “bottom up” or fundamental approach to investment management. GERONIMO actively manages asset allocation, industry sector/style exposures and defensive holdings of the Funds in an attempt to enhance investment results.

Summary of the Funds

GERONIMO MULTI-STRATEGY FUND

Ticker Symbols: Class C: ~~_____~~ GPHCX	Class I: ~~_____~~GPHIX

Investment Objective

GERONIMO Multi-Strategy Fund seeks to provide returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets.

Principal Investment Strategies

The Fund seeks to provide absolute returns by following an investment strategy designed to provide investment returns similar to the returns produced by a broad range of hedge fund strategies and individual hedge fund managers represented in the investable HFRX Equal Weighted Strategies Index (the “HFRX Index”) published by Hedge Fund Research, Inc. (“HFR”). The HFRX Index is designed to be representative of the main hedge fund strategies available in the marketplace. The HFRX Index is comprised of separate accounts managed by numerous hedge fund managers selected by HFR using eight hedge fund strategies described below (collectively, the “HFRX Strategies”). HFR provides an account value for each HFRX Strategy included in the HFRX Index on a daily basis.

The Fund will not invest directly in the HFRX Index, any hedge fund or any HFRX Strategy. Instead, GERONIMO will actively manage the Fund's exposure to the HFRX Strategies by investing up to 15% of the Fund's net assets in one or more derivative instruments (structured as swap agreements, options, warrants, notes or other privately negotiated instruments) that provide investment returns linked to the performance of the HFRX Strategies as selected by GERONIMO in its discretion (collectively, "Index Derivatives").

The Fund typically will seek to obtain exposure to the HFRX Strategies by investing in total return swap agreements. In a typical swap agreement, the Fund will receive from the counterparty to the swap agreement, the price appreciation (or depreciation) of HFRX Strategies selected by GERONIMO in exchange for paying an agreed-upon fee based on a floating interest rate.

Swap agreements and other Index Derivatives normally have economic leverage inherent in their terms, which will increase the Fund's exposure to the HFRX Strategies. For example, a swap agreement representing 15% of the Fund's net assets may be designed to obtain up to 90% exposure to selected HFRX Strategies. As a result, any decreases or increases in the value of the HFRX Strategies underlying the swap will affect the value of the Fund as if the holdings in the HFRX Strategies represented 90% of the Fund’s investments.

Assets not invested in Index Derivatives will be invested primarily in U.S. Treasury bills, short-term money market instruments, short-term debt obligations, shares of money market mutual funds and closed-end funds. The Fund will also write covered options and invest in futures on leading equity, credit and currency market indexes. The Fund is not a diversified fund, which means the Fund will invest in a small number of issuers.

The HFRX Investable Hedge Fund Indexes, which include the HFRX Index, are sponsored by HFR Asset Management, L.L.C. (“HFR Asset Management”) and published by HFR. HFR has been a leading provider of hedge fund indexes since 1993 and introduced the HFRX Investable Hedge Fund Indexes in April 2003. “HFR” and “HFRX” are trademarks of Hedge Fund Research, Inc., and the foregoing marks have been licensed for use by GERONIMO. The Fund is not sponsored, endorsed, sold or promoted by HFR or any affiliate of HFR.

GERONIMO As Investment Advisor

As advisor to the Fund, GERONIMO has ultimate authority over the allocation of the Fund’s assets and the selection of, and allocation to, the particular HFRX Strategies to which the Fund will be exposed. Using its Absolute Return Multi-Factor Investment Process, GERONIMO will dynamically adjust the Fund’s exposure to various HFRX Strategies and engage in defensive strategies in an attempt to provide superior, risk-adjusted returns. The Fund’s exposure to a particular HFRX Strategy will likely differ substantially over time from the allocation weighting of the HFRX Index, due to portfolio management decisions and market movements. On a regular basis, GERONIMO will re-evaluate the Fund’s target asset allocation and may rebalance the Fund’s exposure to particular HFRX Strategies to reflect changes in the target allocation or to reallocate the Fund’s exposure to match the target allocation. The Fund will not necessarily be exposed to every HFRX Strategy included in the HFRX Index.

GERONIMO believes this strategy generally will provide absolute returns across most market conditions with lower volatility and less correlation than traditional investments.

The Fund seeks to provide an absolute return, even in market conditions generally adverse to the equity and bond markets. During unfavorable market conditions, GERONIMO will attempt to use defensive positions and strategies, including holding cash, increasing investments in U.S. Treasury bills or other short-term bonds, increasing the Fund’s exposure to HFRX Strategies whose performance typically is not directly correlated to the performance of the equity or bond markets (such as convertible arbitrage, equity market neutral, merger arbitrage and/or relative value arbitrage hedging strategies), and increasing the Fund’s covered option writing and investments in futures contracts. During favorable market conditions, GERONIMO’s allocation process will cause it to overweight the Fund’s exposure to HFRX Strategies whose performance typically is correlated to the performance of the market experiencing favorable conditions (such as distressed securities, equity hedge, event driven and/or macro hedging strategies)

The HFRX Equal Weighted Strategies Index

HFR provides daily performance returns for eight hedge fund strategies represented in the HFRX Index. HFR believes these strategies account for more than 80% of all assets allocated to hedge funds. As of the date of this Prospectus, the HFRX Index was comprised of 72 separate accounts managed by independent hedge fund managers with more than $800 million in assets on average and an average track record of seven years. The HFRX Index performance is published daily at www.hedgefundresearch.com as well as on the Bloomberg Professional Service at (“HFRXEW <INDEX> <GO>”) and Reuters at (“.HFRXEW”).

The HFRX Strategies

HFRX Strategies currently include convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

Convertible Arbitrage

Convertible arbitrage involves taking long positions in convertible securities and hedging those positions by selling short the underlying common stock. A hedge fund manager will, in an effort to capitalize on relative pricing inefficiencies, typically purchase long positions in convertible securities (generally convertible bonds, convertible preferred stock or warrants), and hedge a portion of the equity risk by selling short the underlying common stock. Timing may be linked to a specific event relative to the underlying company, or a belief that a relative mispricing exists between the corresponding securities.

Distressed Securities

Distressed securities managers invest in, and may sell short, the securities of companies encountering significant financial or business difficulties, including companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems.

Equity Hedge

Equity hedge, also known as long/short equity, combines core long holdings of equities with short sales of stock or stock index options. Equity hedge portfolios may be anywhere from net long to net short depending on market conditions. Equity hedge managers generally increase net long exposure in bull markets, and decrease net long exposure or even are net short in a bear market. Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline. Stock index put options are also often used as a hedge against market risk. Profits are made when long positions appreciate and stocks sold short depreciate. Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.

Equity Market Neutral

Equity market neutral strategies strive to generate returns in both up and down markets by selecting positions with a total net exposure of zero. Managers will hold a large number of long equity positions and an equal, or close to equal, dollar amount of offsetting short positions for a total net exposure close to zero. A zero net exposure is referred to as “dollar neutrality” and is a common characteristic of all equity market neutral managers. By taking long and short positions in equal amounts, the equity market neutral manager seeks to neutralize the effect that a systematic change will have on values of the stock market as a whole.

Event-Driven

Event-driven investment strategies or “corporate life cycle investing” involves investments in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate transactions. Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes. As such, event-driven trading embraces merger arbitrage, distressed securities, value-with-a-catalyst, and special situations investing.

Macro

Macro strategies attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets. To identify extreme price valuations, managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events affect the valuations of financial instruments. These approaches may be systematic trend following models, or discretionary. The strategy has a broad investment mandate, with the ability to hold positions in practically any market with any instrument. The success of this strategy depends upon the managers correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations.

Merger Arbitrage

Merger arbitrage, also known as risk arbitrage, involves investing in securities of companies that are the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers and leveraged buy-outs. These transactions will generally involve the exchange of securities for cash, other securities or a combination of cash and other securities. Typically, a manager purchases the stock of a company being acquired or merging with another company, and sells short the stock of the acquiring company. The success of this strategy usually is dependent upon the proposed merger, tender offer or exchange offer being consummated.

Relative Value Arbitrage

Relative value arbitrage is a multiple investment strategy approach. The overall emphasis is on making ?pread trades” which derive returns from the relationship between two related securities rather than from the direction of the market. Generally, managers will take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. Profits are derived when the skewed relationship between the securities returns to normal. Relative value strategies may include forms of fixed-income arbitrage, including mortgage-backed arbitrage, merger arbitrage, convertible arbitrage, statistical arbitrage, pairs trading, options and warrants trading, capital structure arbitrage, index rebalancing arbitrage and structured discount convertibles arbitrage.

The HFR Group Has No Obligations Relating to the Fund

Neither HFR nor any of its affiliates makes any representation or warranty regarding this offering or the advisability of investing in the Fund. Neither HFR nor any affiliate is responsible for or participates in the investment decisions of the Fund. HFR and its affiliates have not participated in, and have no obligation or liability in connection with, the offering, sale, administration, marketing or trading of Fund shares.

Principal Risks of Investing in the Fund

This section outlines some of the principal risks affecting the Fund. Additional risks can be found in “More About Investment Strategies and Risks” later in this prospectus. Many of these risks apply to both the Fund and the hedge fund strategies comprising the HFRX Index.

LEVERAGE/VOLATILITY RISK – Swap agreements and other Index Derivatives normally have economic leverage inherent in their terms, and the amount of leverage will be determined by the amount of collateral posted by the Fund in relation to the initial value of the HFRX Index. For example, if the Fund's collateral account is 15% of the Fund's net assets and its exposure to the HFRX Index is 90%, any decreases or increases in value of the HFRX Index will affect the value of the Fund on a ratio approximating six to one (as it relates to the 15% holding). As a result, a small investment in Index Derivatives likely will have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund. In addition, the cumulative effect of the use of leverage in a market that moves adversely to the investments of the Fund would result in a loss that would be significantly greater than if leverage were not employed. Economic leverage is inherent in many other derivative instruments that are eligible investments of the Fund. A small investment in derivatives may have a large impact on the Fund's performance.

LIQUIDITY RISK – The Fund may invest up to 15% of its net assets in Index Derivatives, which are privately negotiated and typically outstanding for periods of seven to 30 days, and other illiquid securities, such as over-the-counter derivative transactions (including over-the-counter options transactions). These securities generally are not “readily marketable” and, therefore, may constitute illiquid securities. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid securities involve the risk that the Fund may be unable to sell an illiquid security or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out Index Derivatives on unfavorable terms and at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in an Index Derivative also is subject to the risk that the Fund may not be able to terminate an Index Derivative effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays or lag effects.

INTEREST RATE/MARGIN RISK – The Fund may enter into Index Derivatives under which the Fund agrees, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive over a stated time period the total return of one or more HFRX Strategies selected by GERONIMO. To the extent that the Fund engages in such transactions (or other transactions that subject the Fund to payments at floating interest rates), changes in interest rates may affect the operating results of the Fund. If interest rates increase significantly, the increased interest costs would have a negative impact on the Fund's performance, unless the Fund has successfully hedged the interest rate risk. In addition, rising interest rates may have a negative impact on the performance of the Fund's underlying investments.

The anticipated use of margin borrowings results in certain additional risks. For example, should the securities that are pledged to brokers (or other counterparties) as collateral for Index Derivatives or other derivative or borrowing transactions decline in value, or should the collateral requirement increase due to a change in value of the underlying securities or an increase in maintenance margin requirements (i.e., a reduction in the percentage of a position that can be financed), then there could be a “margin call,” pursuant to which additional funds would have to be deposited with the broker or the broker would effect a mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough to pay off the margin debt and this could result in mandatory liquidation of positions in a declining market at relatively low prices.

It is anticipated that Index Derivatives will provide that in lieu of meeting a margin call, the Fund may sell a portion of its HFRX Index exposure, which means that the Fund is effectively locking in the loss without the potential of participating in any future increase in the index. In the event of a precipitous drop in the value of the HFRX Index, the Fund could be forced to sell its entire HFRX Index exposure and forfeit the entire amount of cash or liquid securities held in the Fund's collateral account.

In addition, in order to raise cash to meet redemption requests, the Fund may be forced to terminate an Index Derivative or sell a portion of its exposure to reduce its margin requirements, generally at a value significantly discounted to the possible value the Fund might realize if the Index Derivative were held to expiration or sold in a more timely fashion.

CALL AND PUT OPTION RISK – The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk that the market price of the underlying security will rise above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a long position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities.

COUNTERPARTY RISK – Many of the markets in which the Fund effects its transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in Index Derivatives, or other over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

MANAGEMENT RISK – GERONIMO has no prior experience managing a mutual fund. The failure or deterioration of the investment strategy of GERONIMO or a particular HFRX Strategy to which the Fund is exposed may cause the Fund to suffer significant losses. Strategy-specific losses may result from excessive concentration by GERONIMO and/or certain underlying hedge fund managers in the same investment, as well as from broad events that adversely affect particular strategies (e.g., illiquidity within a given market). The strategies employed by GERONIMO and the underlying hedge fund managers can be expected to be speculative and involve substantial risk of loss in the event of such failure or deterioration. In addition, to the extent that the returns of an Index Derivative in which the Fund invests are linked to the investment returns of a particular hedge fund strategy, the Fund will bear the risks associated with direct investments in the hedge fund strategy. It is also possible that changes in the value of an Index Derivative held by the Fund will not correlate with the Fund's other investments.

CONCENTRATION RISK – To the extent that the Fund’s exposure is concentrated in one or more hedge fund strategies, the Fund’s exposure to those strategies could subject it to adverse market conditions, increased competition affecting those strategies, and legislative or regulatory or other changes affecting those strategies.

OPPOSING POSITION RISK – The HFRX Index comprises multiple hedge fund managers employing multiple investment strategies. As a result, it is possible that two or more hedge fund managers may, at the same time, unintentionally hold long and short positions in the same or related securities. Such positions would create additional cost without the likelihood of resulting in additional positive returns for the Fund.

INDEX RISK – Neither HFR nor any affiliate makes any representation or warranty as to the ability of the HFRX Index to track corresponding market performance. The HFRX Index is determined, composed and calculated by HFR Asset Management without regard to the Fund. HFR Asset Management does not guarantee the accuracy or completeness of the HFRX Index or any data included in the HFRX Index, and has no liability for any errors, omissions or interruptions therein.

HFR Asset Management and its affiliates are under no obligation to continue the calculation and dissemination of the HFRX Index or any HFRX Strategy or the operation of any fund or account on the HFR platform. HFR Asset Management may at any time or from time to time modify the calculation or construction of the HFRX Index. In addition, HFR may discontinue or suspend the calculation or publication of the HFRX Index. Neither HFR Asset Management nor any of its affiliates has any obligation or responsibility to the Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Fund of any such modification, discontinuance or suspension.

The Fund is dependent upon certain services provided by HFR Asset Management and its affiliates, which include the furnishing of information regarding the composition of the HFRX Index, the investment holdings of hedge fund separate accounts underlying the HFRX Index and the daily valuation of such accounts. Generally, in managing the Fund's portfolio, GERONIMO will rely on this information provided by HFR Asset Management and its affiliates, and the Fund will rely on this information to value the Fund's investments in Index Derivatives. In most cases, the Fund will have little ability to independently verify or otherwise assess the accuracy of the information provided, as there is no other source of this information presently available. Further, there can be no assurance that HFR Asset Management will continue its agreement with GERONIMO pursuant to which this information is provided.

AGGRESSIVE INVESTMENT RISK – The Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds, including the use of Index Derivatives, index options, futures and leverage. The hedge funds comprising the HFRX Index invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. The managers of the hedge funds also may use proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated. In addition, the hedge fund managers often are entitled to receive performance-based allocations out of the net profits of the hedge funds, which may create an incentive for the managers to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

SEGREGATED ACCOUNT RISK – When the Fund enters into Index Derivative transactions (as well as certain other derivative instruments), it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s obligations under each transaction. Securities held in a segregated account cannot be sold while the transaction they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

NON-DIVERSIFICATION RISK – The Fund is not a “diversified” fund as the term is defined in the 1940 Act because the Fund invests in a small number of Index Derivatives. To the extent the Fund invests a significant percentage of its assets with a single counterparty under the terms of an Index Derivative, the Fund is subject to the risks of investing with that counterparty, and may be more susceptible to a single adverse economic or regulatory occurrence affecting that counterparty.

FIXED-INCOME RISK – A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other short-term debt obligations. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

EQUITY RISK – The equity markets are volatile, and the value of the Fund's equity, equity linked securities (high yield bonds, convertible bonds) and equity derivatives (such as certain Index Derivatives and futures and option contracts) may fluctuate significantly from day to day depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. This volatility may cause the value of an investment in the Fund to decrease.

SHORT SALES RISK – If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. At high levels of exposure, the Fund may not have sufficient uncommitted assets to cover margin calls during periods of market volatility and, as a result, the Fund may not be able to meet its redemption requests, or may have to unwind its short positions at inopportune times or at unfavorable terms.

The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

SHORT TERM AND DEFENSIVE INVESTMENT RISK – The Fund typically holds a substantial portion of its investments in cash, U.S. Treasury Bills or other high quality, short term investments. These investments may include money market instruments, short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

How has the Fund performed in the past?

The bar chart and performance table below show the variability of the Fund’s Class C returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s Class C returns and the table shows how the Fund’s Class C average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 2.50% (quarter ended March 31, 2006); and the lowest return was -0.20% (quarter ended June 30, 2006).

~~The Fund recently commenced operations and, as a result, has no prior performance history.~~

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2006)

	1 Year	Since Inception (12/29/05)
Class C Shares[1]
Return Before Taxes [2]	3.77%	3.74%
Return After Taxes on Distributions[3]	3.48%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares[3]	2.54%	3.05%
Indices (reflect no deductions for fees, expenses, or taxes)[4]
Merrill Lynch 3-Month Treasury Bill Index	4.83%	4.77%
HFRX Equal Weighted Strategies Index	8.83%	8.91%

1 Class I returns are not provided because the inception date of Class I shares was January 10, 2006, and, therefore, Class I shares have less than a full calendar year’s performance.

2 The returns shown above reflect a fixed management fee of 1.25% which was applicable during the initial 12 months of the Fund’s operations. Beginning the 13th month of operations, the Fund pays the advisor a management fee that varies based on the performance of the Fund. It is possible that, if this variable management fee were included in these returns, the returns could have been lower than presented above.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4 The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. Each Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Merrill Lynch 3-Month Treasury Bill Index is a widely recognized unmanaged index of bond prices. The HFRX Equal Weighted Strategies Index is designed to be representative of the overall composition of the hedge fund universe and is representative of the main hedge fund strategies available in the marketplace.

GERONIMO SECTOR OPPORTUNITY FUND

Ticker Symbols: Class C: ~~_____~~ GPSOX	Class I: ~~_____~~GPSIX

Investment Objective

GERONIMO Sector Opportunity Fund seeks to provide returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets.

Principal Investment Strategies

The Fund seeks to provide absolute returns by actively investing in the most attractive global industry sectors, investment styles and asset classes. GERONIMO believes this strategy will provide absolute returns across most market conditions with lower volatility and less correlation than traditional investments.

GERONIMO uses fundamental and quantitative methodology to identify the leading and lagging investment sectors (such as health care, retail, technology), investment styles (such as growth, value, large-cap, mid-cap, small-cap) and asset classes (including foreign and domestic equity and fixed income, real estate and energy).

To pursue its goal, the Fund normally invests in exchange-traded funds (ETFs) that provide access to each of the sectors, styles, and asset classes in which the Fund may invest, as well as directly in equity securities, index and equity options, fixed income holdings, and closed-end funds.

Geronimo Believes

Investment Sectors, Styles and Asset Classes Drive

Investment Performance

GERONIMO’s research shows that over any 1, 5, 10, or 15 year period, the greatest capital gains for portfolios come from asset allocation decisions as well as from investment decisions related to industry sectors or investment styles. Historically, particular industry sectors, asset classes, and investment styles generally stay attractive (or unattractive) for 6-month periods or longer.

GERONIMO’s approach is designed to identify the most attractive (and least attractive) industry sectors, investment styles and asset classes and to build a concentrated portfolio designed to capture investment returns from those holdings.

This Fund offers a “single stop” approach for investors seeking active management and exposure to industry sectors, asset classes and investment styles that GERONIMO believes are the most attractive (or least attractive) in the current investment climate.

In periods of extreme bearishness in the equity or fixed income markets, the ~~Geronimo~~GERONIMO Sector Opportunity Fund will hold defensive investments, focus on dividend and income strategies, and be short those sectors, investment styles or asset classes it believes would otherwise provide negative returns to shareholders.

GERONIMO As Investment Advisor

GERONIMO, using its Absolute Return Multi-Factor Investment Process, dynamically will adjust the Fund’s equity and fixed income exposure; determine the most and least attractive industry sectors, investment styles and asset classes; engage in defensive investments (including writing covered options and investing in futures contracts on individual securities and leading equity, credit and currency market indexes); and utilize hedging strategies in an attempt to provide superior, risk-adjusted returns. The Fund generally takes long positions in equity securities identified as undervalued and fundamentally strong, and short positions (up to 30% of the Fund's total assets) in equity securities identified as overvalued and fundamentally weak, by GERONIMO.

GERONIMO will focus on factors that it believes influence investment returns to industry sectors, asset classes and investment styles, including the global economic cycle, the health of domestic and foreign equity markets, interest rates, market volatility, currency relationships, earnings trends, valuations, and other market internal indicators.

The Fund will not necessarily invest in every sector, investment style or asset class. GERONIMO will use its Absolute Return Multi-Factor Investment Process, including dynamic asset allocation, industry sector/style selection and individual security selection, to create a portfolio concentrated around the investment sectors, styles and asset classes GERONIMO believes are most attractive.

The portion of the Fund’s net assets represented by a particular industry sector, investment style or asset class will differ substantially over time due to portfolio management decisions and market movements. On a regular basis, GERONIMO will re-evaluate the Fund’s target asset allocation and, if necessary, rebalance the Fund’s assets among sectors, investment styles and asset classes to reflect changes in the target allocation or to reallocate the Fund’s holdings to match the target allocation.

The Fund may from time to time own significant holdings in particular asset classes (such as fixed income securities and equities) and certain sectors (such as real estate investment trusts (REITs), energy and technology).

The Fund seeks to provide an absolute return, even in market conditions generally adverse to the equity and fixed income markets. During unfavorable market conditions, the Fund generally will be less than fully invested. GERONIMO will attempt to use defensive positions and strategies, including increasing the Fund's covered option writing and investment in futures contracts, and/or holding up to 100% of the Fund’s assets in cash, U.S. Treasury bills or other short-term bonds.

Principal Risks of Investing in the Fund

This section outlines some of the principal risks affecting the Fund. Additional risks can be found in “More About Investment Strategies and Risks” later in this prospectus.

MANAGEMENT RISK – GERONIMO has no prior experience managing a mutual fund. GERONIMO may not be successful in selecting the sectors, styles, asset classes and securities that will outperform the market as a whole, and may even underperform. From time to time, the Fund may take long positions in securities identified by GERONIMO as undervalued and short positions in securities identified by GERONIMO as overvalued. The market may not agree with GERONIMO’s determination that a security is undervalued or overvalued, and the long or short positions may decrease in value.

EQUITY RISK – The equity markets are volatile, and the value of the Fund’s equity, equity linked securities (high yield bonds, convertible bonds) and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day, depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. This volatility may cause the value of your investment in the Fund to decrease.

SMALL AND MID-SIZE COMPANY RISK – While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

SECTOR CONCENTRATION RISK – Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may from time to time overweight specific industries within various market sectors (as defined by S&P), which causes the Fund’s performance to be more susceptible to the economic, business or other developments that affect those sectors. Also, to the extent that the Fund’s investments are concentrated in one or more sectors, the Fund’s investments in those sectors are subject to adverse market conditions, increased competition affecting those sectors, and legislative or regulatory changes.

FIXED-INCOME RISK –

Interest Rate Risk. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price. Credit risk is higher for investments in high yield securities (junk bonds).

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

ETF RISK – The Fund may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs"). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

A pro rata portion of other investment companies' fees and expenses will be borne by the Fund's shareholders. These fees and expenses are in addition to fees charged directly to the Fund in connection with its operations. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

REIT INVESTMENT RISK – Investments in REITs are subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from registration under the 1940 Act; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

DERIVATIVES RISK – The Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying asset, or to reduce transaction costs associated with managing its portfolio. Derivatives the Fund may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, swaps, and foreign currencies. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

SHORT SALES RISK – If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. At high levels of exposure, the Fund may not have sufficient uncommitted assets to cover margin calls during periods of market volatility and, as a result, the Fund may not be able to meet its redemption requests, or may have to unwind its short positions at inopportune times or at unfavorable terms.

The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

CALL AND PUT OPTION RISK – The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk that the market price of the underlying security will rise above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the strike price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a long position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities.

SHORT TERM & DEFENSIVE INVESTMENTS RISK – The Fund invests its cash reserves in high quality short-term investments. These investments may include money market instruments, short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

How Has The Fund Performed In The Past?

The bar chart and performance table below show the variability of the Fund’s Class C returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s Class C returns and the table shows how the Fund’s Class C average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 2.60% (quarter ended March 31, 2006); and the lowest return was -0.67% (quarter ended September 30, 2006).

~~The Fund recently commenced operations and, as a result, has no prior performance history.~~

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2006)

	1 Year	Since Inception (12/29/05)
Class C Shares[1]
Return Before Taxes[2]	5.54%	5.49%
Return After Taxes on Distributions[3]	5.13%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares[3]	3.76%	4.51%
Indices (reflect no deductions for fees, expenses, or taxes)[4]
Merrill Lynch 3-Month TreasuryBill Index	4.83%	4.77%
HFRX Equity Hedge Index	9.23%	9.16%

1Class I returns are not provided because the inception date of Class I shares was January 10, 2006, and, therefore, Class I shares have less than a full calendar year’s performance.

2 The returns shown above reflect a fixed management fee of 1.25% which was applicable during the initial 12 months of the Fund’s operations. Beginning the 13th month of operations, the Fund pays the advisor a management fee that varies based on the performance of the Fund. It is possible that, if this variable management fee were included in these returns, the returns could have been lower than presented above.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4 The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. Each Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Merrill Lynch 3-Month Treasury Bill Index is a widely recognized unmanaged index of bond prices.

The HFRX Equity Hedge Index combines core long holdings of equities with short sales of stock or stock index options.

GERONIMO OPTION & INCOME FUND

Ticker Symbols: Class C: ~~_____~~ GPOCX	Class I: ~~_____~~GPOIX

Investment Objective

GERONIMO Option & Income Fund seeks to provide returns in excess of the Merrill Lynch 3-Month Treasury Bill Index in both rising and falling markets.

Principal Investment Strategies

The Fund seeks to provide absolute returns by investing its assets in a diversified pool of dividend-paying or income-producing securities (including fixed income securities) of U.S. and foreign companies, as well as writing covered options and investing in futures contracts on individual securities and leading equity, credit and currency market indexes to provide enhanced income to the Fund. GERONIMO believes this strategy will provide absolute returns across most market conditions with lower volatility and less correlation than traditional investments.

The Fund normally invests in equity and equity–linked securities, exchange-traded funds (ETFs), options, closed-end funds and fixed-income securities (including high yield or “junk” bonds and distressed debt securities) rated CCC+ or higher by Standard & Poor’s Ratings Group, or a comparable rating by other rating agencies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in dividend-paying or income-producing securities, including options.

GERONIMO As Investment Advisor

GERONIMO, using its Absolute Return Multi-Factor Investment Process, dynamically will adjust the Fund’s equity and fixed income exposure; determine the most attractive asset classes, income producing securities and covered option writing opportunities; engage in defensive investments; and utilize hedging strategies in an attempt to provide superior, risk-adjusted returns.

DIVIDENDS & INCOME

ARE CRITICAL TO PERFORMANCE

GERONIMO’s research shows that, over most 5, 10, and 15 year periods, in addition to asset allocation decisions, dividends and income can represent a substantial portion of investment return.

GERONIMO’s research also indicates that dividends, interest, option premiums and other forms of current income enhance returns during better market environments and act as a buffer during adverse market conditions, in that the income is available to offset some of the losses on underlying positions.

Covered option writing allows the Fund an opportunity to earn additional income on underlying securities held at the expense of giving up or capping its upside if the underlying security should rise rapidly (for a call) or fall rapidly (for a put).

The strategies GERONIMO employs will vary depending on its analysis of the opportunities available due to the current position of the economic and investment cycles. All of these absolute return income strategies are not always available or equally attractive, and GERONIMO adjusts the Fund's holdings according to its perception of which strategies will work.

GERONIMO will focus on factors that it believes influence investment returns to asset classes, industry sectors and income producing securities, including the health of domestic and foreign equity markets, interest rates, market volatility, currency relationships, earnings trends, payout ratios, valuations, and other market internal indicators. To identify the most attractive individual securities within asset classes and industry sectors, GERONIMO utilizes a quantitative and fundamental approach, including evaluations of earnings quality, valuation, liquidity, credit quality and other technical and fundamental factors.

The portion of the Fund’s net assets represented by a particular asset class, industry sector, or investment style will differ substantially over time due to portfolio management decisions and market movements. On a regular basis, GERONIMO will re-evaluate the Fund’s target asset allocation and, if necessary, rebalance the Fund’s assets among asset classes, sectors and investment styles to reflect changes in the target allocation or to reallocate the Fund’s holdings to match the target allocation.

The Fund seeks to provide absolute returns across most market conditions -- including conditions generally adverse to the equity and fixed income markets. During unfavorable market conditions, the Fund generally will be less than fully invested. GERONIMO will attempt to hedge the Fund’s portfolio with defensive positions and strategies, including increasing the Fund's covered option writing and investment in futures contracts, and/or holding up to 100% of the Fund’s assets in cash, U.S. Treasury bills or other short-term bonds.

Principal Risks Of Investing In The Fund

This section outlines some of the main risks affecting the Fund. Additional risks can be found in “More About Investment Strategies and Risks” later in this prospectus.

MANAGEMENT RISK – GERONIMO has no prior experience managing a mutual fund. GERONIMO may not be successful in selecting the asset classes, securities and option writing strategies that will outperform the market as a whole, and may even underperform.

EQUITY RISK – The equity markets are volatile, and the value of the Fund’s equity, equity linked securities (high yield bonds, convertible bonds) and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day, depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. This volatility may cause the value of your investment in the Fund to decrease.

FIXED-INCOME RISK

Interest Rate Risk. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price. Credit risk is higher for investments in high yield securities (junk bonds).

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

CALL AND PUT OPTION RISK – The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk that the market price of the underlying security will rise above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the strike price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a long position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities.

SMALL AND MID-SIZE COMPANY RISK. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

DERIVATIVES RISK – The Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying asset, or to reduce transaction costs associated with managing its portfolio. Derivatives the Fund may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, swaps, and foreign currencies. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

ETF RISK – The Fund may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs"). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

A pro rata portion of other investment companies' fees and expenses will be borne by the Fund's shareholders. These fees and expenses are in addition to fees charged directly to the Fund in connection with its operations. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

SHORT SALES RISK – If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. At high levels of exposure, the Fund may not have sufficient uncommitted assets to cover margin calls during periods of market volatility and, as a result, the Fund may not be able to meet its redemption requests, or may have to unwind its short positions at inopportune times or at unfavorable terms.

The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

SHORT TERM & DEFENSIVE INVESTMENTS RISK – The Fund invests its cash reserves in high quality short-term investments. These investments may include money market instruments, short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks, brokers and dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

How Has The Fund Performed In The Past?

The bar chart and performance table below show the variability of the Fund’s Class C returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s Class C returns and the table shows how the Fund’s Class C average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 3.48% (quarter ended June 30, 2006); and the lowest return was -0.90% (quarter ended September 30, 2006).

~~The Fund recently commenced operations and, as a result, has no prior performance history.~~

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2006)

	1 Year	Since Inception (12/29/05)
Class C Shares[1]
Return Before Taxes [2]	7.72%	9.50%
Return After Taxes on Distributions[3]	6.59%	6.54%
Return After Taxes on Distributions and Sale of Fund Shares[3]	5.09%	5.90%
Indices (reflect no deductions for fees, expenses, or taxes)[4]
Merrill Lynch 3-Month Treasury Bill Index	4.83%	4.77%
HFRX Equity Market Neutral Index	4.76%	4.85%

1 Class I returns are not provided because the inception date of Class I shares was January 10, 2006, and, therefore, Class I shares have less than a full calendar year’s performance.

2 The returns shown above reflect a fixed management fee of 1.25% which was applicable during the initial 12 months of the Fund’s operations. Beginning the 13th month of operations, the Fund pays the advisor a management fee that varies based on the performance of the Fund. It is possible that, if this variable management fee were included in these returns, the returns could have been lower than presented above.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

4 The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. Each Index is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Merrill Lynch 3-Month Treasury Bill Index is a widely recognized unmanaged index of bond prices. The HFRX Equity Market Neutral Index strives to generate consistent returns in both up and down markets by selecting positions with a total net exposure of zero.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Your advisor or broker may impose additional fees.

Fee Table

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of a Fund.

~~Shareholder Fees (paid directly from your investment)~~

Shareholder Fees (paid directly from your investment)			All Funds
Redemption Fee (as a percentage of amount redeemed or exchanged if shares are held less than 60 days)[1]			Class C		Class I
			2.00%		N/A
Annual Fund Operating Expenses (expenses paid from Fund assets)	~~Class CClass I~~Multi-Strategy Fund		Sector Opportunity Fund		Option & Income Fund
	Class C	Class I	Class C	Class I	Class C	Class I
Investment Advisory Fee / Fulcrum Fee[2]	1.25% (see ~~exhibit~~below)	1.25% (see ~~exhibit~~below)	1.25% (see below)	1.25% (see below)	1.25% (see below)	1.25% (see below)

Distribution/Servicing— Rule 12b-1 Fee	1.00%	0.00%	1.00%	0.00%	1.00%	0.00%

Other Expenses~~[2,3]~~[3,4]	~~0.75~~2.59%	~~0.75~~1.92%	4.21%	3.79%	3.34%	2.80%
Fees and Expenses of Acquired Funds[5]	0.01%	0.01%	0.02%	0.02%	0.01%	0.01%
Total Annual Fund Operating Expenses (Before Waiver)	~~3.00%~~4.85%	~~2.00%~~3.18%	6.48%	5.06%	5.60%	4.06%
Fee Waiver/Expense Reimbursement	1.77%	1.09%	3.43%	3.01%	2.51%	1.97%
Net Expenses[6]	3.08%	2.09%	3.05%	2.05%	3.09%	2.09%

1 If you redeem or exchange your Class C shares within 60 calendar days of purchase you will be charged a 2.00% redemption fee. However, if you redeem or exchange your shares after the 60-calendar day period there is no redemption fee. Exceptions may be granted to shareholders at the discretion of GERONIMO due to an investor’s change in circumstances, but no exceptions will be made for market-timers. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 For the fiscal year ended November 30, 2006, GERONIMO received a fixed management fee from each Fund at the annual rate of 1.25% of the Fund’s average daily net assets. Beginning as of the 13th month from the date that each Class commenced operations, each Fund pays GERONIMO an advisory fee at an annual rate that will range from 0.25% to 2.25% of each Fund’s average daily net assets, based on the Fund’s performance relative to the Merrill Lynch 3-Month Treasury Bill Index during the relevant period. For more information about the performance-based fee, including how it is calculated, see “Explanation of the Fulcrum Fee” below.

3These “Other Expenses” include custodian, transfer agency and accounting agent fees, as well as other operating expenses (including borrowing costs). ~~For the Funds’ initial fiscal year, GERONIMO estimates that that total Other Expenses will not exceed its contractual waiver, which is set at 0.75%. Nevertheless, if Other Expenses (including borrowing costs) exceed 0.75% of the average daily net assets of a Fund, the expense limitation described in footnote 3 (which does not cover borrowing costs) will apply to cap these expenses at 0.75% (except those expenses specifically excluded, such as borrowing costs).~~

~~3~~4 GERONIMO contractually has agreed to waive its advisory fee and/or reimburse expenses so that the Other Expenses of each Fund, excluding the investment advisory/fulcrum fee, brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, do not exceed 0.75% of the average daily net assets of the Fund’s Class C and Class I shares, through November 30, 2007. Each waiver or reimbursement by GERONIMO with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular expense is incurred; provided that such Fund is able to make the repayment without exceeding its expense limitation applicable to each Class as set forth above.

5Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by a Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

6 Net Fund Operating Expenses are calculated as the sum of 1.25% Management Fee, Rule 12b-1 Fees (if applicable), 0.75% Other Expenses (based on GERONIMO’s agreement to cap such expenses), and any other expenses that are not subject to GERONIMO’s expense cap agreement (such as dividend expense on securities sold short and Fees and Expenses of Acquired Funds).

Explanation of Fulcrum Fee

During the initial 12 months of operations, each Fund ~~will pay~~paid GERONIMO a fixed investment advisory fee of 1.25% of the Fund’s average daily net assets. After this 12-month period, GERONIMO will receive a variable performance-based advisory fee or “fulcrum fee.” This fee will comprise of an annual base rate of 1.25% of the Fund’s average daily net assets, subject to a performance adjustment, in accordance with the rate schedule set forth below. The performance adjustment either increases or decreases the advisory fee, depending on how the Fund performs relative to the Merrill Lynch 3-Month Treasury Bill Index (the “Treasury Index”) over the relevant performance period. The performance period will consist of the most recent 12 month period, calculated on a rolling basis. A Fund's performance is calculated after advisory fee waivers and expense reimbursements, which will have the effect of increasing performance. Any such increase may result in an increase in the fulcrum fee.

As illustrated in the table below, the advisory fee will be 1.25% (i.e., there will be no performance adjustment) if a Fund’s performance is within positive or negative 2.00% (two percentage points) of the investment record of the Treasury Index over the performance period. If the difference between a Fund’s performance and the performance of the Treasury Index exceeds 2.00% (two percentage points), the advisory fee will be adjusted either up or down, based upon a performance adjustment rate that varies at a rate of 0.01% for each increment of 0.04% of differential performance over two percentage points. The maximum annualized advisory fee that may be paid by a Fund would be 2.25% and the lowest annualized advisory fee would be 0.25% (which would result from a performance differential of 6 percentage points or more). The rate calculated is applicable to the last month of the performance period and it is subject to recalculation for the following month. The performance adjustment is calculated each day of the last month of the performance period by multiplying the applicable performance adjustment rate by a Fund’s average daily net assets over the performance period, and dividing the result by the number of days in the year.

For purposes of comparing a Fund’s performance to the investment record of the Treasury Index, the Fund’s performance already reflects any performance adjustments made during the performance period. Thus, when a Fund outperforms the Treasury Index, shareholders will receive a total return that represents the full amount of the outperformance. Further, the total return to shareholders will be significant relative to the performance adjustment because the performance adjustment rate will be a small percentage of the outperformance (expressed in percentage points). For example, assuming you hold your investment through an entire performance period and the Fund’s performance during the period exceeds the investment record of the Treasury Index by 6 percentage points or more, your total return over the period (after performance adjustment) will be at least 6 percentage points better than the investment record of the Treasury Index, and the performance adjustment rate will be no more than 1.00%.

Expense Example

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total returns each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

Multi-Strategy Fund	1 year	3 years	5 years	10 years
Share Class
Class I	$212	$879	$1,569	$3,410
Class C	$311	$1,301	$2,294	$4,790
Sector Opportunity Fund
Share Class	1 year	3 years	5 years	10 years
Class I	$208	$1,249	$2,289	$4,884
Class C	$308	$1,610	$2,873	$5,872
Option & Income Fund
Share Class	1 year	3 years	5 years	10 years
Class I	$212	$1,056	$1,915	$4,135
Class C	$312	$1,447	$2,567	$5,312

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategies described above. This section of the Prospectus discusses other types of securities in which the Funds may invest, either directly or, for the Multi-Strategy Fund, indirectly through its exposure to HFRX Strategies, and describes additional risks associated with these investments. The Funds’ Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Futures Contract Risk. Each Fund may trade in futures contracts (and related options) on securities indexes, U.S. Government securities, currencies, and other financial instruments or commodities, a practice which may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts or options purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent a Fund from promptly liquidating unfavorable positions and cause it to be subject to substantial losses. In addition, a Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the “CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

Failure of Futures Commission Merchant Risk. Under the Commodity Exchange Act, as amended (the “CEA”), futures commission merchants are required to maintain customers’ assets in a segregated account. To the extent that a Fund engages in futures and options contract trading and the futures commission merchants with whom it maintains accounts fail to so segregate the assets of the Fund, the Fund will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants. In certain circumstances, the Fund might be able to recover, even with respect to property specifically traceable to the Fund, only a pro rata share of all property available for distribution to a bankrupt futures commission merchant’s customers.

Convertible Securities Risk. Each Fund may invest in convertible securities, which are subject to the risks associated with both fixed-income securities and stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Additionally, lower rated convertible securities are subject to increased speculative risks discussed under High Yield (“Junk”) Bonds.

Distressed Investment Risk. Each Fund may invest in securities of companies that are in financial distress, experiencing poor operating results, having substantial capital needs, have negative net worth, or be in bankruptcy. There can be no assurance that GERONIMO will correctly evaluate the nature and magnitude of all factors that could affect the outcome of an investment.

High Yield (“Junk”) Bond Risk. Each Fund may invest in non-investment grade debt securities (commonly referred to as “junk bonds”). Non-investment grade debt securities are securities that have received a rating from nationally recognized statistical rating organization (a “Rating Agency”) below the fourth highest rating category or, if not rated by any Rating Agency, are of comparable quality.

Investments in non-investment grade debt securities, including convertible lower rated debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, additional expenses to seek recovery may be incurred. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities.

Foreign Securities Risk. While each Fund emphasizes investments in securities traded on a U.S. exchange, a Fund may invest up to 20% of its net assets in foreign securities. Foreign securities include securities issued by foreign governments or foreign private issuers. A foreign private issuer is a company: (1) more than 50% of whose outstanding voting securities are held of record either directly or indirectly by residents of foreign countries; (2) more than 50% of whose assets are located outside the United States, or (3) whose business is administered principally outside of the United States. Foreign securities also include ETFs whose underlying investments include foreign securities. When a Fund invests in foreign securities, it will be subject to additional risks not typically associated with investing in securities of domestic issuers. These risks include, among others, (i) lack of publicly available information about the foreign issuer, (ii) lack of uniformity in accounting, auditing and financial standards and/or requirements comparable to those applicable to U.S. companies, (iii) country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), (iv) different trading practices, (v) limited trading markets, (vi) greater volatility, and (vi) currency risk – which may negatively impact the value of a Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. For example, some HFRX Index hedge fund managers invest solely in foreign securities.

ADR Risk. Each Fund may invest directly or indirectly in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Foreign Currency Risk. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer’s home country. Under normal circumstances, the Funds do not plan to hedge against the risk of currency exchange rate fluctuations. However, HFRX Index hedge fund managers may do so.

Other Investment Companies Risk. When a Fund invests in another investment company (including a money market mutual fund), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). A Fund has no control over the risks taken by the underlying funds in which it invests.

Closed End Funds Risk. Each Fund may invest in actively managed closed end funds. In selecting closed end funds for a Fund’s portfolio, GERONIMO analyzes the closed end fund’s investment strategy, the experience of its portfolio managers, its performance history, volatility, comparative return and risk data, asset size, and expense ratio. GERONIMO also uses historical models to determine whether the closed end fund is trading at an discount that it deems attractive. GERONIMO typically analyzes the closed end fund’s portfolio to determine whether it has positive prospects for growth in its opinion. Each Fund also may invest in a closed end fund that is trading at a discount but is subject to an anticipated event, such as a distribution, tender offer, merger or liquidation, which GERONIMO believes will increase its value. Geronimo may hedge the downside risk associated with a closed end fund trading at less than its net asset value. For example, a Fund may sell short the shares of a sector ETF whose investments correspond to the sector in which the closed end fund invests. For hedging purposes, a Fund also may sell short stocks owned by the closed end fund, to the extent the closed end fund’s portfolio holdings have been made available to the general public.

The amount of public information available about closed end funds generally is less than for open end mutual funds. Consequently, GERONIMO may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect a Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased volatility.

Temporary Defensive Investment Risk. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally may include cash, ETFs, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. Each Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions, which could prevent the Fund from achieving its investment objective.

Portfolio Turnover Risk. The Funds do not have any limitations regarding portfolio turnover. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. ~~GERONIMO expects each Fund to have a low portfolio turnover (i.e., less than 100%) during its initial fiscal year.~~

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains out to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

Hedging Transactions Risk. A Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for GERONIMO to hedge against a change or event at a price sufficient to protect a Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. A Fund may enter into hedging transactions to seek to reduce: interest rate risks, the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular; or the risks posed by the occurrence of certain other events. However, unanticipated changes in currency or interest rates, or increases or smaller than expected decreases in the equity markets or sectors being hedged, or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if GERONIMO had not engaged in any hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, GERONIMO may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent GERONIMO from achieving the intended hedge or expose the Fund to additional risk of loss.

General Economic and Market Conditions Risk. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Funds. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Conflicts of Interest Risk. GERONIMO and its affiliates provide investment advisory and other services to clients other than the Funds. In addition, investment professionals associated with GERONIMO may carry on investment activities for their own accounts and the accounts of family members (collectively, with other accounts managed by GERONIMO and its affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, GERONIMO will be engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities.

There may be circumstances under which GERONIMO will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of a Fund’s assets they commit to such investment. There also may be circumstances under which GERONIMO purchases or sells an investment for its Other Accounts and does not purchase or sell the same investment for a Fund, or purchases or sells an investment for a Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is generally the policy of GERONIMO that investment decisions for all accounts it manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Funds and Other Accounts.

In addition, GERONIMO may charge fees to Other Accounts and be entitled to receive performance-based incentive fees or allocations from Other Accounts that are higher than the fulcrum fee to which the Funds are subject.

Aggressive Investments Risk. The Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss), leverage and derivatives transactions.

Market Timing Risk. Depending on various factors, including the size of a Fund, the amount of assets the advisor typically maintains in cash or cash equivalents, and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of a Fund's portfolio, increase a Fund's transaction costs, administrative costs and taxes, or impact a Fund’s performance. In addition, if the nature of a Fund's portfolio holdings expose it to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. For example, arbitrage market timers may seek to exploit possible price discrepancies between the value of a Fund's portfolio holdings in small-cap securities, high-yield ("junk") bonds, derivatives, Index Derivatives, and other types of investments that may not be frequently traded and the reflection of such investments in the net asset value of the Fund shares. Similarly, arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of a fund's shares in portfolios that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. To discourage market timing, each Fund has adopted policies and procedures that impose a redemption fee on certain purchase and redemptions. Notwithstanding these efforts, the Funds may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Fund.

Segregated Account Risk. When a Fund enters into certain derivative transactions, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s obligations under each transaction. Securities held in a segregated account cannot be sold while the transaction they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Counterparty Risk. Some of the markets in which each Fund effects its transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When a Fund invests in over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.

Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Fund has concentrated its transactions with a single or small group of counterparties. A Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The ability of a Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

INVESTMENT MANAGER

GERONIMO ~~Partners~~Financial Asset Management, LLC serves as investment advisor to each Fund and is responsible for selecting the Funds’ investments and supervising the Funds’ day-to-day business. GERONIMO’s corporate offices are located at 1515 Arapahoe Street, Tower 1, 10th Floor, Denver, Colorado 80202.

For its services, Each Fund agreed to pay GERONIMO a fixed fee of 1.25% of the Fund’s average daily net assets for the initial 12 months of operations. Pursuant to its agreement with each Fund, beginning as of the 13th month from the date that each Class of the Fund commenced operations, GERONIMO is entitled to receive a variable performance-based advisory fee or “fulcrum fee”, the details of which are provided above under the heading “Explanation of the Fulcrum Fee.” The performance-based fee is determined at the Fund level by reference to the Class with the highest expense ratio, and is then allocated to each Class based on its relative net assets. In addition, GERONIMO contractually has agreed to waive its advisory fee and/or reimburse expenses so that certain operating expenses of each Fund, excluding the investment advisory/fulcrum fee, brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and indirect expenses (such as fees and expenses of acquired funds), do not exceed 0.75% of the average daily net assets of the Fund’s Class C and Class I shares, through November 30, 2007. Each waiver or reimbursement by GERONIMO with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular expense is incurred; provided that such Fund is able to make the repayment without exceeding its expense limitation applicable to each Class as set forth above. For the fiscal year ended November 30, 2006, GERONIMO received a fee from the Multi-Strategy Fund equal to 0.14% of that Fund’s average daily net assets, after the waiver and/or reimbursement of expenses. GERONIMO received a fee from each of the Sector Opportunity Fund and the Option & Income Fund equal to 0% of each Fund’s average daily net assets, after the waiver and/or reimbursement of expenses.

GERONIMO has operated as an investment advisor since 2002. GERONIMO also serves as investment advisor to individual private clients, family offices, corporations, privately offered limited partnerships, and other separate account clients. GERONIMO currently manages assets in excess of $250 million. The Funds are the first mutual funds managed by GERONIMO.

TEAM MANAGED APPROACH

GERONIMO manages the Funds using its Multi-Factor Investment Process developed by David Prokupek and the investment team at GERONIMO. The team consists of portfolio and risk managers, fundamental and quantitative research analysts, and position managers. Although the team is jointly and primarily responsible for the day-to-day management of each Fund, David Prokupek has ultimate decision making authority with respect to investment decisions on behalf of each Fund.

GERONIMO’S Multi-Factor Investment Process is designed to identify and grade the overall market environment on an “A”-“F” basis —dynamically adjusting overall equity exposure accordingly; identifying the most attractive asset classes, industry sectors and investment styles; identifying the most attractive individual securities and option opportunities; and constructing each Fund’s holdings around its investment objective.

Investment Team

David Prokupek ~~has been Chief Investment Officer and Chairman of the Investment Committee of GERONIMO since its inception. Mr. Prokupek’s responsibilities with respect to the Funds include portfolio~~is the Founder, CEO, & CIO of GERONIMO and is actively involved in helping build the firm into a full-service Absolute Return asset management firm. Mr. Prokupek has over 18 years of experience managing on a national basis securities trading, investment management, research, and risk management ~~activities. In addition, he has ultimate decision making authority with respect to investment decisions on behalf of each Fund.~~

~~Mr. Prokupek is the controlling owner and President of GERONIMO Holding, Inc., the parent company of the advisor. He is also the Manager of Wedge Securities LLC, a registered broker-dealer, and Chairman of Tuus Financial, a foreign depository trust and non-lending bank, both wholly-owned subsidiaries of GERONIMO Holdings. Mr. Prokupek has over 17 years of experience in the securities industry. Mr. Prokupek founded Cleary Gull Investment Management Services, a private investment firm, in 1991, and served as its Chief Executive Officer until November 2001. Mr. Prokupek sold his ownership interest in Clearly Gull to Tucker Anthony Sutro in 1998,~~.

Previously, Mr. Prokupek was Chief Executive Officer of Tucker Anthony Sutro Capital Markets, which ~~subsequently~~was sold ~~the firm~~ to Royal Bank of Canada ~~in 2001.~~, and prior to that he was CEO of Cleary Gull, a private investment firm. Prior to Cleary Gull, Mr. Prokupek began his career at Bankers Trust Company. Mr. Prokupek received his MBA in Marketing and Finance from the J.L. Kellogg Graduate School of Management at Northwestern ~~University~~Uniersity and graduated with a BBA in Finance from the University of Wisconsin.

Marshall P. Gause is a Portfolio Manager for GERONIMO and has over ~~10~~11 years of experience in equities, options, and commodities. Mr. Gause’s responsibilities with respect to the Funds include portfolio management, risk management, and security selection.

Mr. Gause began his career as an option neutral hedge clerk with NationsBank/Chicago Research & Trading on the fixed-income trading floor at the Chicago Board of Trade. In 1994 Mr. Gause joined U.S. Commodities Inc. in Wayzata, MN as a physical commodities trader. With backing from a multinational commodity trading firm, Mr. Gause started Global Risk Management, Inc. in 1996, where he was responsible for statistical arbitrage trading and pattern recognition software programming with a founding member of The Prediction Co. (as seen on NOVA, and popularized through the recent book, The Predictors by Thomas A. Bass). In 1997, Mr. Gause started the derivatives trading desk for ConAgra Grain Cos., where he was responsible for managing all exchange-traded and over-the-counter options portfolios. In 2001 Mr. Gause founded Geneva Capital Management, LLC, a registered investment advisor. Mr. Gause is a graduate of Bethel College in St. Paul, MN with a degree in finance.

Eli K. Johnson, CFA, is a Research Analyst in GERONIMO’s Asset Management group and has over ~~eight~~nine years of experience in investment management and investment banking. Mr. Johnson’s responsibilities with respect to the Funds include carrying out research directives and risk management analyses. He is also responsible for constructing, negotiating, implementing, rebalancing and monitoring the Funds’ swap positions.

Prior to joining GERONIMO in 2003, Mr. Johnson was a Senior Analyst with Green Manning & Bunch, a middle market investment bank, where he created merger, leveraged buyout, and financing models for clients in a number of industries. Mr. Johnson was also a Senior Analyst at Smith Breeden and Associates, an institutional investment management firm, where he evaluated and traded a wide variety of mortgage-backed securities and corporate bonds. Mr. Johnson graduated magna cum laude from the University of Colorado with a B.S. degree in Business Administration with an emphasis in Finance. He has earned the right to use the Chartered Financial Analyst designation.

Other Information

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of shares of the Funds.

The Funds’ annual report ~~will contain~~dated November 30, 2006 contains information about the factors that the Board of Trustees considered in approving each Fund’s management agreement.

From time to time GERONIMO, not the Funds, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be ~~show~~shown for such securities.

ABOUT YOUR INVESTMENT

Determination of Net Asset Value

The price you pay for your shares is based on the applicable Fund’s net asset value per share (“NAV”). Each Fund calculates its NAV for each class of shares as of the closing of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday).

The NAV of each class of a Fund is calculated by dividing the value of the total assets of the class (including interest and dividends accrued but not yet received) minus liabilities of that class (including accrued expenses) by the total number of shares of that class outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

Except as noted below, each Fund’s assets ~~generally~~ are valued at their market value based on prices provided by an independent pricing service. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by GERONIMO, ~~based on policies approved~~pursuant to quidelines established by the Board of Trustees. Fair value pricing also is permitted if, in GERONIMO’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations.

On a daily basis, Index Derivatives held by the Multi-Strategy Fund will be valued at fair value by GERONIMO, based on a pricing model established by GERONIMO, according to policies and procedure adopted by the Board of Trustees. There can be no assurance that a fair valuation of an Index Derivative used by the Multi-Strategy Fund on any given day will accurately reflect the market value of the Index Derivative than the value of the Index Derivative calculated based on the closing market prices of the underlying HFRX Strategies as reported by HFR. GERONIMO will be responsible for monitoring market events that could have a significant impact on the price of any portfolio security, including any Index Derivative held by the Multi-Strategy Fund.

Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to, company specific announcements, significant market volatility, natural disasters and significant government actions. Fair valuation procedures may be employed for derivatives, swaps and other similar instruments for which there are no readily available market quotations. Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long- term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. In the event a security is priced at fair value, there is no assurance that a Fund will realize fair value upon the sale of the security.

Investing in the Funds

How To Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in each Fund is $50,000 for Class I shares and $1,000 for Class C shares and minimum subsequent investments are $1,000 and $250, respectively. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances including, but not limited to, automatic investment plans and payroll deductions. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Classes of Shares

The Funds currently offer two share classes: Class C (Retail Class) and Class I (Advisor Class).

Class C (Retail Class) shares charge a 1.00% 12b-1 fee and are targeted to investors who buy mutual funds through financial institutions (such as broker-dealers). Class C shares require an initial minimum investment of $1,000.

Class I (Advisor Class) shares are subject to a higher minimum initial investment of $50,000. Class I shares have no 12b-1 expense. Class I shares can be purchased by, among others:

•	Individual investors;
•	Fee-only financial planners;
•	Investment advisors and broker dealers;
•	Any bank, trust company or other type of depository institution;
•	Any insurance company, investment company or foundation purchasing shares for its own account;
•	Any retirement plan such as a 401(k), 403(b) or 457(b) plan or the custodian for such a plan;
•

Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”:

“Eligible Benefit Plans” are qualified or nonqualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the GERONIMO Family of Funds exceeds $1 million.

Each Fund reserves the right to change the investment criteria for its Class I shares.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus);

•	a check (subject to the minimum amounts) made payable to the appropriate Fund;
•	the initial check should have the same address as the application.

Mail the application and check to:

US Mail:

Multi-Strategy Fund, or

Sector Opportunity Fund or

Option & Income Fund

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Multi-Strategy Fund, or

Sector Opportunity Fund or

Option & Income Fund

c/o Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

By Wire - You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-800-653-7417 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Shareholder Services, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the appropriate Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Funds at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•

your name

•	the name of your account(s)
•	your account number(s)
•	a check made payable to your fund

Checks should be sent to the appropriate Fund at the address listed under the heading “How to Buy Shares – Initial Purchase” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Funds are oriented to longer-term investments,~~Shares of the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call the Funds’ transfer agent about the IRA custodial fees.

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. You may be prohibited or restricted from making future purchases in the Funds. Checks should be made payable to the Fund. The Funds and their service agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on their behalf. The Funds are deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

How to Exchange Shares

You may exchange your shares of one Fund for shares of another Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at 1-800-653-7417 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated for each Fund as described above under “Determination of Net Asset Value.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Requests for exchanges will be processed at the next calculated NAV after receipt of the request (e.g., prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time).

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

How to Redeem Shares

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

US Mail:

Multi-Strategy Fund, or

Sector Opportunity Fund or

Option & Income Fund

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Multi-Strategy Fund, or

Sector Opportunity Fund or

Option & Income Fund

c/o Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

Your request for redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 1-800-653-7417 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in a Fund by calling Shareholder Services at 1-800-653-7417. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information - If you are not certain of the requirements for redemption please call Shareholder Services at 1-800-653-7417. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 for Class C shares or $10,000 for Class I shares, due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Funds’ Policy on Market Timing. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase a Fund’s expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in each Fund. Class I shares are subject to a substantial initial investment. Class C shares are subject to a 2.00% short-term redemption fee, assessed against gross investment proceeds withdrawn within 60 calendar days of the date of purchase. Class C shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought Class C shares on different days, the Class C shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing Class C shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. The Funds may grant additional exemptions in the future as a result of changes in the law and/or technology. No exceptions will be granted to persons believed to be “market-timers.”

While the Funds attempt to deter market timing, there is no assurance that a Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by a Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. Despite the Funds’ efforts to detect and prevent abusive trading activities, it may be difficult for a Fund to identify such activity in certain omnibus accounts traded through financial intermediaries since the Fund may not have knowledge of the identity of individual investors and their transactions in such accounts. Under a federal rule, each Fund will be required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase or redemption orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive, such as trading by persons believed to be market-timers. Neither Fund has entered into any arrangements with any person to permit frequent purchases and redemptions of Fund Shares.

For More Information About Your Account

Investor Services

Shareholder Services Representatives are available to assist you. For your protection, calls to Shareholder Services are recorded. Call 1-800-653-7417 from 7 a.m. to 5 p.m. Central time (8-6 Eastern).

24-Hour Account Information

•	By Phone: 1-800-653-7417—the automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•	GERONIMO Funds Website: By visiting www.Geronimofunds.com, you can access the latest Fund performance returns, daily prices, news articles and much more 24 hours a day.

DIVIDENDS, DISTRIBUTIONS AND TAXES

~~This section reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Tax Act”).~~

Dividends and Distributions. ~~The Funds~~Each Fund typically ~~distribute~~distributes as dividends to its shareholders substantially all net investment income ~~in the form of dividends~~ and any realized net capital gains ~~to their shareholders~~. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. The Multi-Strategy Fund, Sector Opportunity Fund, and Option & Income Fund intend to distribute net capital gains, if any, on an annual basis each December and net dividend income on a quarterly basis each March, June, September and December.

Taxes. Net investment income distributed by the Funds generally will consist of interest income, dividends received on investments, and any excess of net short-term capital gain over net long-term capital loss, all less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. However, the 2003 Tax Act made certain changes in the taxation of “qualified dividend income” and long-term capital gains as discussed below. Dividends normally will be distributed by each Fund on a quarterly basis.

Each Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Funds sell their capital assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the capital asset sold. Distributions of net capital gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of net capital gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Generally, each Fund expects that, as a result of its investment objectives and strategies, its investment income will include net short-term gains from certain option transactions. Premium income from option transactions is distributed as short-term capital gains subject to ordinary income tax rates. The Multi-Strategy Fund also expects that its investment income will include income from swap agreements, which is generally taxed as dividends to the extent distributed.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of that Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds’ shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

This section reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

* For gains realized between May 6, 2003 and December 31, ~~2008.~~2010.

Under the ~~2003~~ Tax ~~Act~~Acts, effective for taxable years after December 31, 2002 through December 31, ~~2008,~~2010, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

RULE 12b-1 FEES

Each Fund has adopted a distribution plan for its Class C shares in accordance with Rule 12b-1 under the 1940 Act. Under these plans, Class C shares of a Fund may pay a fee of up to 1.00% of its average daily net assets to GERONIMO or certain broker-dealers, investment advisors, banks or other financial institutions to help defray the cost of servicing Fund shareholders and for providing distribution-related services. Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.Geronimofunds.com. The Funds' full portfolio holdings will be posted within approximately five business days after month-end and will remain available until the following month’s information is posted.

In addition, each Fund’s top portfolio holdings in order of position size and as a percentage of the total portfolio, may be available quarterly, with a 15-day lag, on www.Geronimofunds.com. The Funds also may disclose their top ten portfolio holdings. Industry, sector and regional breakdowns for all Funds may also be available quarterly, with a 15-day lag. If provided, the Funds' top portfolio holdings as well as the industry, sector and regional breakdowns will be posted within approximately five business days after quarter end and will remain available until the following quarter's information is posted.

Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request to GERONIMO, with a 30-day lag, following the posting of full portfolio holdings on www.Geronimofunds.com.

Details of the Funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Funds' SAI.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of each Fund since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report, along with each Fund’s financial statements, is included in the Funds’ annual report to shareholders. The annual report is available from the Funds upon request without charge.

GERONIMO Funds
Financial Highlights
(For a share outstanding during the period)
				GERONIMO
	GERONIMO		GERONIMO	Sector
	Multi-Strategy		Option & Income	Opportunity
	Fund - Class C		Fund - Class C	Fund - Class C

			Period Ended November 30, 2006 (a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.00		$ 10.00	$ 10.00
Income (loss) from investment operations
Net investment income (loss)	0.10		0.51	0.16
Net realized and unrealized gain	0.18	(b)	0.16	0.30	(b)
Total from investment operations	0.28		0.67	0.46
Less distributions to Shareholders:
From net investment income (c)	-	(c)	(0.06)	-	(c)
Total distributions	-		(0.06)	-

Net asset value, end of period	$ 10.28		$ 10.61	$ 10.46

Total Return (d) (e)	2.80%		6.74%	4.60%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 137		$ 69	$ 165
Ratio of expenses to average net assets (f)(g)	3.07%		3.08%	3.03%
Ratio of expenses to average net assets
before waiver & reimbursement (f)(g)	4.84%		5.59%	6.46%
Ratio of net investment income (loss) to
average net assets (f)(g)	0.65%		1.51%	1.17%
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement (f)(g)	(1.12)%		(1.00)%	(2.26)%
Portfolio turnover rate	272.15%		170.44%	362.72%

(a) For the period December 29, 2005 (the date the Funds commenced operations) through November 30, 2006.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions in the period.
(c) Distribution from net investment income resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

GERONIMO Funds
Financial Highlights
(For a share outstanding during the period)

	GERONIMO		GERONIMO	GERONIMO
	Multi-Strategy		Option & Income	Sector Opportunity
	Fund - Class I		Fund - Class I	Fund - Class I

			Period Ended November 30, 2006 (a)

Selected Per Share Data
Net asset value, beginning of period	$ 9.78		$ 9.78	$ 9.78
Income from investment operations
Net investment income	0.12		0.15	0.12
Net realized and unrealized gain	0.46	(b)	0.85	0.68	(b)
Total from investment operations	0.58		1.00	0.80
Less distributions to Shareholders:
From net investment income	(0.01)		(0.11)	(0.09)
Total distributions	(0.01)		(0.11)	(0.09)

Net asset value, end of period	$ 10.35		$ 10.67	$ 10.49

Total Return (c) (d)	5.82%		10.02%	8.02%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 19,449		$ 18,615	$ 12,304
Ratio of expenses to average net assets (e)(f)	2.08%		2.08%	2.03%
Ratio of expenses to average net assets
before waiver & reimbursement (e)(f)	3.17%		4.05%	5.04%
Ratio of net investment income (loss) to
average net assets (e)(f)	1.73%		2.62%	2.27%
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement (e)(f)	0.64%		0.65%	(0.74)%
Portfolio turnover rate	272.15%		170.44%	362.72%

(a) For the period January 10, 2006 (the date Class I Shares were first offered to the public) through November 30, 2006.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions in the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.
(f) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

NOTICE OF PRIVACY POLICIES AND PROCEDURES

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information a Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with a Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through the transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Trust or the Funds. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR FURTHER INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the Funds’ policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings. Annual and semi-annual reports ~~will~~ contain management’s discussion of market conditions and investment strategies that significantly affect the Funds’ performance results as of ~~the Funds’ future~~each semi-annual or annual ~~periods~~period.

Call Shareholder Services at 1-800-653-7417 to request free copies of the SAI, to request other information about the Funds and to make shareholder inquiries. Alternatively, the Funds’ SAI and annual and semi-annual reports are available, free of charge, at www.Geronimofunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-21237

GERONIMO

Statement of Additional Information

GERONIMO Multi-Strategy Fund

GERONIMO Sector Opportunity Fund

GERONIMO Option & Income Fund

April ~~2, 2006~~2, 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the GERONIMO Funds dated April ~~2,~~2, 2007. This SAI incorporates by reference the GERONIMO Funds’ Annual Report to Shareholders for the fiscal year ended November 30, 2006. A free copy of the Prospectus or Annual Report can be obtained by writing ~~Shareholder Services, c/o~~the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at 1-800-653-7417.

PAGE

DESCRIPTION OF THE TRUST AND FUNDS	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	4
INVESTMENT LIMITATIONS	26
INVESTMENT ADVISOR	28
TRUSTEES AND OFFICERS	31
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~31~~35
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	36
PORTFOLIO TURNOVER	~~35~~37
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~35~~37
DISCLOSURE OF PORTFOLIO HOLDINGS	~~37~~39
DISTRIBUTION PLAN – CLASS C SHARES	~~39~~40
PROXY VOTING POLICY	~~39~~41
DETERMINATION OF NET ASSET VALUE	~~40~~42
REDEMPTION IN-KIND	~~41~~44
STATUS AND TAXATION OF THE FUND	~~41~~44
CUSTODIAN	~~44~~47
FUND SERVICES	~~44~~47
INDEPENDENT REGISTERED PUBLIC ~~ACCOUNTANT~~	~~45~~ACCOUNTING FIRM	48
DISTRIBUTOR	~~45~~48
FINANCIAL STATEMENTS	~~45~~48

DESCRIPTION OF THE TRUST AND FUNDS

GERONIMO Multi-Strategy Fund (“Multi-Strategy Fund”), GERONIMO Sector Opportunity Fund (“Sector Fund”) and GERONIMO Option & Income Fund (“Income Fund”) (each a “Fund” and, collectively, the “Funds”) each is organized as a series of Unified Series Trust (the “Trust”). Each of the Sector Fund and the Income Fund is a diversified fund, while the Multi-Strategy Fund is non-diversified. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The Funds’ investment advisor is GERONIMO Partners Asset Management, LLC (the “Advisor”).

Each Fund currently offers two classes of shares, Class C and Class I. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Funds may offer additional classes of shares in the future.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of each Fund and the Funds’ transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that ~~any amendment~~certain amendments that could adversely ~~affects~~affect the rights of shareholders must be approved by the shareholders affected. Shares of each Fund are subject to redemption at any time if the Board of Trustees of the Trust (the “Board”) determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund’s shareholders.

For information concerning the purchase and redemption of shares of a Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of each Fund’s assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and this SAI.

The Funds may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on their behalf purchase and redemption orders. Such Intermediaries would be authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at each Fund’s net asset value next computed after they are received by an authorized Intermediary or its authorized designee and accepted by the Fund. The performance of each Fund may be compared in publications to the performance of various indexes and investments for which reliable performance data is available. The performance of each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Each Fund’s annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Funds may make and some of the techniques each may use.

A.          Equity Securities. Each Fund may invest in equity securities, including common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Equity securities also include depositary receipts and exchange-traded funds, each described below.

B.          Fixed Income Securities. Each Fund may invest in fixed income securities rated between Ba and C by Moody’s Investors Service (“Moody’s”), BB and C by Standard & Poor’s Ratings Group (“S&P”), and comparable ratings of other nationally recognized statistical rating organizations (“NRSROs”); (2) commercial paper rated as low as C by S&P, Not Prime by Moody’s, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit-quality as determined by the Advisor. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, U.S. government securities, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

1.           Corporate Debt Securities. Each Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk.

2.           High Yield Debt Securities (“Junk Bonds”). Subject to the limitation on investments in illiquid securities, each Fund may invest in securities that are below investment grade. The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on a Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, a Fund must report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor continuously will monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Fund can meet redemption requests. A description of the rating categories is contained in the Appendix.

3.           Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure on the degree to which convertible securities sell above their value as fixed income securities.

4.           U.S. Government Securities. Each Fund may purchase U.S. government securities which may be backed by the credit of the government as a whole or only by the issuing agency.

(i)          U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States and are considered to be of the highest credit quality, although they are generally not rated by NRSROs.

(ii)         Treasury Inflation-Protection Securities. Each Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are a special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS is automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

(iii)        Zero-Coupon U.S. Government Securities. Some of the U.S. government securities a Fund can buy may be structured as zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than interest-paying securities. For financial and tax purposes, interest accrues on zero-coupon bonds even though cash is not actually received by a Fund. A Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently.

(iv)        Mortgage-Related Securities. Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private-issuers. These securities include collateralized mortgage obligations, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits and other real-estate related securities. As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. A Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

5.           Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

(i)          Certificates of Deposit. Certificates of deposit (CDs) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. However, each Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. A Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

(ii)         Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(iii)        Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

C.	Derivative Instruments.

1.          Index Derivatives. The Multi-Strategy Fund actively will invest to gain exposure to a broad range of hedge fund strategies represented by the investable HFRX Equal Weighted Strategies Index (the “HFRX Index”) published by Hedge Fund Research, Inc. (“HFR”). The Fund will obtain exposure to these hedge fund strategies through investments in Index Derivatives linked to the performance of various hedge fund strategies and managers underlying the HFRX Index (the “HFRX Strategies”). “Index Derivatives” are derivative instruments (structured as swaps, options, warrants, notes or other privately negotiated instruments) that provide investment returns linked to the performance of the HFRX Strategies. The Multi-Strategy Fund will invest up to 15% of its net assets in one or more Index Derivatives.

Index Derivatives may be subject to various risks generally associated with derivatives, including liquidity risk, volatility, market risk and other risks described below. In addition, to the extent that the returns payable to the Multi-Strategy Fund from an Index Derivative are linked to the investment returns of a particular underlying hedge fund strategy, such investments may also involve risks typically associated with direct investments in such hedge fund strategy. These include the risk that a concentrated exposure to a particular hedge fund strategy could subject the Multi-Strategy Fund to adverse market conditions, increased competition affecting those strategies, and legislative or regulatory changes affecting those strategies. In addition, the failure of a particular hedge fund strategy to which the Multi-Strategy Fund is exposed may cause it to suffer significant losses. Strategy-specific losses may result from excessive concentration by a particular underlying hedge fund manager in a particular investment, as well as from broad events that adversely affect particular strategies (e.g., illiquidity within a given market). HFRX Strategies comprise multiple hedge fund managers employing multiple investment strategies. As a result, it is possible that certain hedge fund managers may, at the same time, unintentionally hold long and short positions in the same or related securities. Such positions would create additional cost without the likelihood of resulting in additional positive returns for the Multi-Strategy Fund.

Moreover, HFR may at any time modify the calculation or construction of HFRX, or may altogether discontinue or suspend its calculation and/or publication. Neither HFR nor any of its affiliates has any obligation or responsibility to the Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Multi-Strategy Fund of any such modification, discontinuance or suspension. The Multi-Strategy Fund is dependent upon certain services provided by HFR and its affiliates, which include the furnishing of information regarding the composition of HFRX, the investment holdings of hedge fund accounts and hedge fund managers underlying HFRX and the daily valuation of such hedge fund accounts. There can be no assurance that HFR will continue its agreement with the Advisor pursuant to which this information is provided.

When the Multi-Strategy Fund invests in Index Derivatives, it is also assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections.

The returns of Index Derivatives typically will relate to the basket of securities, managed accounts or other assets selected by the Advisor. Index Derivatives normally will have economic leverage inherent in their terms. For example, a swap could be designed so that the movement in the basket of securities underlying the swap would result in a gain or loss experienced by the Multi-Strategy Fund at a ratio approximating six to one (as it relates to the 15% holding) of the movement of the underlying basket of securities or some other ratio selected by the Advisor. The Multi-Strategy Fund will generally enter into Index Derivative transactions only with substantial financial institutions experienced with such products that have high credit ratings.

2.           Derivatives in General. Each Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, including for general investment purposes, hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

(i)          Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. Each Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indexes of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by each Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit each Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

Each Fund may engage in options transactions on indexes in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

(ii)         Spread Option Transactions. Each Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

(iii)        “Swap” Derivative Transactions. Each Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to that Fund than if that Fund had invested directly in an instrument that yielded that desired return or spread. Each Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amount differences themselves. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to that Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on that Fund’s books and records.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on each Fund by the Internal Revenue Code of 1986 (“IRC”) may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

(iv)        Futures Contracts. Each Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities. Each Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of that Fund. Each Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Advisor believes it is more advantageous to that Fund than purchasing the futures contract.

To the extent required by regulatory authorities, each Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the Commodities Exchange Act (“CEA”) A by the Commodity Futures Trade Commission (“CFTC”). Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If a Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. That Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, that Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, a Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than a Fund’s initial investment.

(v)          Commodity Futures. Each Fund may trade in commodity futures (and related options). Commodities refers to real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. As discussed above, futures markets may specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if a Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if a Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the "convenience yield"). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

(vi)        Foreign Currency Derivatives. Each Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). Each Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio.

For example, a Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling that Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of that Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. Each Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a

Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to a Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. A Fund may have to pay a fee or commission for using these instruments or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the guidelines issued by the Securities and Exchange Commission (“SEC”), each Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund’s assets is so set aside, this could impede portfolio management or that Fund’s ability to meet redemption requests or other current obligations.

The Advisor’s decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor’s judgment that the transaction will provide value to that Fund and its shareholders and is consistent with that Fund’s objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of that Fund’s entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund.

(vii)       Exchange-Traded And OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

3.           Use of Derivatives. A Fund may enter into derivative transactions for a variety of purposes, such as hedging, managing risk or market exposure and for investment purposes.

(i)          Hedging. Each Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

(ii)         Managing Risk. Each Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

(iii) Market Exposure. As described above under “Index Derivatives,” the Multi-Strategy Fund will use Index Derivatives to attempt to achieve its investment objective.

4.           General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the CFTC, and various state regulatory authorities. In addition, a Fund’s ability to use derivative instruments may be limited by certain tax considerations.

The Funds have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the CEA, and, therefore, no Fund will be subject to registration or regulation as a commodity pool operator under the CEA.

5.           Leveraged Derivative Transactions. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging a Fund’s assets in a manner that raises senior security issues as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). In order to avoid creating a senior security and to limit the potential problems for leveraging of a Fund’s assets when the Fund invests in derivatives, the SEC has stated that a Fund may use coverage or segregation of its liquid assets. To the extent required by SEC guidelines, each Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting (“covered”) position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not “covered.” Assets designated on a Fund’s records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. As a result, the designation of a large portion of a Fund’s assets could impede portfolio management or that Fund’s ability to meet redemption requests or other current obligations.

In some cases, each Fund may be required to maintain or limit exposure of a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on that Fund’s books and records (unless another interpretation is specified by applicable regulatory requirements).

6.           Additional Derivative Instruments And Strategies. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with each Fund’s investment objective and permitted by that Fund’s investment limitations, operating policies, and applicable regulatory authorities.

D.     Depositary Receipts. Each Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of each Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

E.        Investment Companies Securities.          Each Fund may invest in other investment companies, including mutual funds, closed-end funds, money market funds, and exchange-traded funds (“ETFs”), including those that hold portfolio of securities which closely tracks the price performance and/or dividend yield of various indexes. Under the 1940 Act, the Funds may not own more than 3% of the outstanding voting stock of the acquired investment company. Each Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

Money market funds invest exclusively in dollar denominated high-quality, short-term instruments issued by the federal government, corporations, municipalities and banks, and maintain a dollar-weighted average portfolio maturity of 90 days or less. Money market funds are managed to maintain a constant price per share, typically $1.00. As with other mutual funds, money market fund shares can be purchased or sold at any time at the fund’s current share price. The yield on a money market instrument may vary with market conditions; however, it generally is competitive with many savings accounts and is more liquid than most bank CDs. Risks associated with money market funds include an income risk – i.e., that the yield can fall sharply in a relatively short period of time, and an inflation risk – i.e., that the returns may not keep up with inflation, leading to purchasing power erosion for the investor.

In selecting closed end funds for a Fund's portfolio, the Advisor analyzes the closed end fund’s investment strategy, the experience of its portfolio managers, its performance history, volatility, comparative return and risk data, asset size, and expense ratio. The Advisor also uses historical models to determine whether the closed end fund is trading at an discount that it deems attractive. The Advisor typically analyzes the closed end fund’s portfolio to determine whether it has positive prospects for growth in its opinion. Each Fund also may invest in a closed end fund that is trading at a discount but is subject to an anticipated event, such as a distribution, tender offer, merger or liquidation, which Advisor believes will increase its value. The Advisor may hedge the downside risk associated with a closed end fund trading at less than its net asset value. For example, a Fund may sell short the shares of a sector ETF whose investments correspond to the sector in which the closed end fund invests. For hedging purposes, a Fund also may sell short stocks owned by the closed end fund, to the extent the closed end fund’s portfolio holdings have been made available to the general public. The amount of public information available about closed end funds generally is less than for open end mutual funds. Consequently, the Advisor may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for non-exchange listed funds tends to be less liquid, which may adversely affect a Fund’s ability to sell its securities at attractive prices. In addition, such securities may be subject to increased price volatility. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed end fund’s net asset value. This means that a closed end fund’s shares may trade at a discount to (or below) its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets in the attempt to enhance their yield at the expense of increased volatility.

ETFs represent shares of ownership in mutual funds, or unit investment trusts (“UIT”), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem their shares at net asset value only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. When a Fund invests in an ETF, as a shareholder of an investment company, it may indirectly bear service and other fees which are in addition to the fees the Fund pays its own service providers

ETFs include S&P Depositary Receipts (“SPDRs”), Select Sector SPDRs, DIAMONDS, QQQQs, iShares, HOLDRS, Fortune e-50, streetTRACKS, ~~VIPERs~~Vanguard ETFs and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

An underlying fund may limit a Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid. For example, no mutual fund is required to redeem any of its shares owned by a Fund in an amount exceeding 1% of the underlying fund’s shares during any period less than 30 days. As a result, to the extent that a Fund owns more than 1% of the underlying fund’s shares, the Fund may not be able to liquidate those shares promptly in the event of adverse market conditions or other considerations. Pursuant to the 1940 Act, up to 10% of each Fund’s total assets (measured at the time of purchase) may be invested in shares of a single underlying fund. Each Fund intends to limit its investments in underlying funds so that not more than 3% of the outstanding shares of any underlying fund will be owned by the Funds or its affiliates, collectively. The Funds may invest in underlying funds that are permitted to concentrate their assets in a single industry, and may also invest in underlying funds that are not diversified.

F.	Foreign Securities

1.           General. Each Fund may invest in foreign securities or other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

2.           Emerging Markets Securities. Each Fund may invest directly in foreign securities of issuers in emerging markets or purchase ETFs that invest in emerging market securities. To the extent a Fund invests in foreign ETFs, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of the particular fund.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

G.       Illiquid Securities. Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable at their current price). However, under the 1940 Act, a Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% of the value of that Fund’s net assets (or such other amounts as may be permitted under the 1940 Act). After a Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, a Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.

The Board of Trustees of the Trust has delegated to the Advisor the ultimate authority for determining, to the extent permissible under the federal laws, including the 1940 Act, which securities are illiquid for purposes of this limitation. Certain securities not required to be registered under the Securities Act, such as securities that only may be resold to qualified institutional buyers under Rule 144A (“QIB”) under the Securities Act (“144A Securities”) and Section 4(2) commercial paper, are generally deemed illiquid but may be considered liquid by the Advisor under guidelines adopted by the Board.

The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security, based on guidelines adopted by the Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.

Rule 144A Securities may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of such a security include frequency of trades and quotes for the security, number of potential broker-dealers and QIBs willing to purchase the security, the willingness of dealers to make a market in the security, and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for a Fund to make a public sale of a security, that Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Restricted Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board. If, through the appreciation of Restricted Securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities, foreign securities and

4(2) commercial paper deemed to be liquid by the Advisor), each Fund will take such steps as is deemed advisable, if any, to protect the liquidity of that Fund’s portfolio.

Each Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by that Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

H.        Repurchase Agreements. Each Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers (“Seller”) as determined by the Advisor. In a repurchase agreement, a Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by that Fund plus an agreed interest payment (“Repurchase Price”). The Seller’s obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities (“Collateral”). The Collateral is held by the Fund’s custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary (“Custodian”). The Advisor will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be “fully collateralized” by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

In addition, each Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, a Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

I.         Short Selling. Each Fund may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. That Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will maintain a segregated account containing cash or U.S. government securities equal to the difference between (a) the market value of the security sold short at the time it was sold short and (b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until a Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short, and (2) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

Each Fund each may engage in short sales if, at the time of the short sale, a Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none of the Funds currently expect to do so, any Fund may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of that Fund’s position.

J.        Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (REITs). A REIT is a company that is dedicated to owning and, in some cases, operating income-producing real estate such as apartments, shopping centers, offices, hotels, warehouses, etc. The REIT industry has a diverse profile, however, it is largely comprised of (i) equity REITs, which own real estate and whose revenue comes principally from rent; (ii) mortgage REITs, which loan money to real estate owners and whose revenue comes principally from interest earned on their mortgage loans; and (iii) hybrid REITs, which combine the investment strategies of both equity REITs and mortgage REITs. A REIT serves much like a mutual fund for real estate in that retail investors obtain the benefit of a diversified real estate portfolio under professional management. Its shares are publicly traded, often on a major stock exchange.

To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

K.      Distressed Securities. Distressed securities are securities of companies encountering significant financial or business difficulties, including companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems. Corporate bankruptcy or distress often causes a company's securities to trade at a discounted value. Through an analysis of the complex business and legal procedures associated with the situation, a Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return. Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities. Distressed securities typically are rated below investment grade (i.e., as junk securities).

Investment in distressed securities may be considered speculative and may present substantial potential for loss as well as gain. A Fund will not invest in the securities of distressed issuers for the purpose of exercising day-to-day management of any issuer’s affairs; however, such investment may nonetheless cause the Fund to have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be 'adequately protected' during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if a Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. Furthermore, while each Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that such security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of a debtor, shareholders of a debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that a Fund will be able successfully to defend against them. To the extent that a Fund assumes an active role in any legal proceeding involving a debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

L.        When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by a Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest on the underlying debt obligations accrues to that Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, each Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

INVESTMENT LIMITATIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of a Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.        Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that a Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

2.         Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.         Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.        Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.        Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.       Diversification. With respect to 75% of its total assets, each of the Sector Opportunity Fund and Option & Income Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on ~~its~~each Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.        Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.         Illiquid Securities. Each Fund will not invest more than 15% of its net assets in securities that are illiquid or restricted at the time of purchase, except that certain restricted securities determined to be liquid by the Advisor shall not be considered illiquid for purposes of this policy.

4.      Loans of Portfolio Securities. The Funds will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Fund’s Advisor is GERONIMO ~~Partners~~Financial Asset Management, LLC, 1515 Arapahoe Street, Tower 1, 10th Floor, Denver, Colorado 80202. David Prokupek, Chief Executive Officer and Chief Investment Officer of the Advisor, is the controlling shareholder of GERONIMO Holdings, Inc., the parent company of the Advisor.

Under the terms of the management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, during the initial 12 months of operations, each Fund ~~will pay~~paid the Advisor a fixed management fee of 1.25% of the Fund’s average daily net assets. ~~After this 12-month period~~Beginning the 13th month from the date that each Class of a Fund commenced operations, the Advisor ~~will receive~~receives a variable performance-based management fee or “fulcrum fee.” ~~This fee will be~~The performance-based fee is determined at the Fund level and is allocated to each Class based on its relative net assets. This fee is comprised of an annual base rate of 1.25% of the Fund’s average daily net assets, subject to a performance adjustment, in accordance with the rate schedule set forth below. The performance adjustment either increases or decreases the management fee, depending on how each Fund performs relative to the Merrill Lynch 3-Month Treasury Bill Index (the “Treasury Index”) during the relevant performance period. A performance period will consist of the most recent 12 month period, calculated on a rolling basis.

  With respect to each Fund, the Advisor contractually has agreed to waive its advisory fee and/or reimburse expenses so that each Fund’s other expenses (excluding the investment advisory/fulcrum fee, brokerage fees and commissions, 12b-1 fees (if any), borrowing costs (such as interest and dividend expense on securities sold short) taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses) do not exceed 0.75% of the average daily net assets of the Fund’s Class C shares and Class I shares, through November 30, ~~2007.~~2008. Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular expense is incurred; provided that such Fund is able to make the repayment without exceeding its expense limitation set forth above. The following table sets forth the advisory fees paid to the Advisor by each Fund during the fiscal period ended November 30, 2006..

Fund	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived	Net Advisory Fees Paid
Multi-Strategy Fund	$159,762	$142,258	$17,504
Sector Opportunity Fund	$58,220	$142,390	$0
Option & Income Fund	$81,205	$130,460	$0

A discussion of the factors that the Board of Trustees considered in determining to approve each Fund’s Agreement ~~will be~~is included in the Funds’ ~~initial semi-~~annual report to shareholders~~.~~ dated November 30, 2006.

The Advisor retains the right to use the name “GERONIMO” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The

Trust’s right to use the name “GERONIMO” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor, not the Funds, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be show for such securities.

About the Portfolio Managers

The Advisor’s investment team is jointly and primarily responsible for the day-to-day management of each Fund. David P. Prokupek, Marshall P. Gause and Eli K. Johnson (each a “Portfolio Manager,” or collectively, the “Portfolio Managers”) comprise the Advisor’s investment team. David Prokupek has ultimate decision making authority for each Fund. As of ~~the date of this SAI,~~November 30, 2006, each Portfolio Manager was responsible for the management of the following types of other accounts in addition to the Funds:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
David Prokupek	Investment Companies: 0 Pooled Investment Vehicles: 3 Other Accounts: 9	Investment Companies: 0 Pooled Investment Vehicles: $76 million Other Accounts: $210 million	Investment Companies: N/A Pooled Investment Vehicles: 3 Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: $76 million Other Accounts: N/A
Marshall P. Gause	Investment Companies: 0 Pooled Investment Vehicles: 3 Other Accounts: 9	Investment Companies: 0 Pooled Investment Vehicles: $76 million Other Accounts: $210 million	Investment Companies: N/A Pooled Investment Vehicles: 3 Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: $76 million Other Accounts: N/A
Eli K. Johnson	Investment Companies: 0 Pooled Investment Vehicles: 3 Other Accounts: 9	Investment Companies: 0 Pooled Investment Vehicles: $76 million Other Accounts: $210 million	Investment Companies: N/A Pooled Investment Vehicles: 3 Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: $76 million Other Accounts: N/A

Each Portfolio Manager receives a fixed, base salary and a discretionary bonus from the Advisor. One-half of the bonus is based on performance of client accounts achieved by the Portfolio Manager. A Portfolio Manager typically receives a bonus if the pre-tax investment performance of his client accounts is positive. A Portfolio Manager may receive additional bonus amounts if his client’s pre-tax performance returns meet or exceed the returns of certain hedge fund index benchmarks (currently the HFRX Equal Weight Index, HFX Equity Hedge Index and HFRX Relative Value Arbitrage Index). The other half of the Portfolio Manager’s bonus is based on discretionary factors including the level of the individual’s contributions to his investment team and the firm as a whole. In addition, Portfolio Managers are eligible to participate in GERONIMO Holding’s profit-sharing plan and equity options plan, based on the individual’s investment performance for client accounts measured as described above. Performance is measured semi-annually. Salaries are paid monthly while bonuses and other profit-sharing or equity compensation is determined semi-annually.

As an account executive and indirect owner of Wedge Securities LLC, a registered broker-dealer and an affiliate of the Advisor, Mr. Prokupek also shares in the commissions received by Wedge Securities, including commissions earned in connection with the Funds’ portfolio transactions executed by Wedge Securities.

To the extent that a Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

Potential conflicts of interest may arise because the Portfolio Managers may be required to pursue different investment strategies on behalf of the Funds and the Advisor’s private clients. For example, a Portfolio Manager may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Funds. This means that research on individual stocks and bonds to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building separate account client portfolios.

As of ~~January~~November 30, 2006, the Portfolio Managers ~~have committed to purchase~~own shares of the Funds in the following ranges:

Portfolio Manager	Dollar Range of Multi-Strategy Fund Shares (Class I)	Dollar Range of Sector Fund Shares (Class I)	Dollar Range of Income Fund Shares (Class I)
David Prokupek	Over $~~50,001 to $100,000~~1,000,000	Over $~~50,001 to $100,000~~1,000,000	Over $~~50,001 to $100,000~~1,000,000
Marshall P. Gause	$0	$0	$0
Eli K. Johnson	$~~0~~!0,001 to $50,000	$~~0~~10,001 to $50,000	$~~0~~10,001 - $50,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Date of Birth), Term and Position with Trust~~,~~** ~~and Term of Position~~ 	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; ~~Non-voting~~ Chairman of ~~Investment Committee of WH~~the investment committee for W.H. Donner Foundation and ~~WH~~ Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~41 series.

***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, the internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee was established in 2006 and held two meetings during the year ended December 31, 2006.

The following table provides information regarding each ~~Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each~~ officer of the Trust.

Name, Address*, (Date of Birth), Position with ~~Fund Complex~~Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952)*** Trustee, December 2002 to present~~

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust since November 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust ~~since~~from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Freddie Jacobs, Jr., CPA (1970)~~Michael Landis (1971)***

~~Chief Financial Officer and~~Interim Treasurer, ~~July 2005~~March 2007 to present~~; Secretary, September 2004 to June 2005; Assistant Secretary, July 2005 to present~~

Vice President ~~of~~Fund Accounting and Fund Administration for Unified Fund Services, ~~Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust since July 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September~~since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 ~~to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.~~– July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust ~~since~~from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to ~~2000 and 2004 to 2005~~2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A. Barnes~~Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust ~~since July~~ from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the ~~trustees and~~ officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** ~~Fund Complex refers to Unified Series~~ The Trust~~, which~~ currently consists of ~~34~~ 41series.

~~*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Fund Complex.~~

***Effective as of March 12, 2007, the Board appointed Mr. Landis as Interim Treasurer of the Trust to fill the vacancy created by the resignation of the previous Treasurer and Chief Financial Officer.

The following table provides information regarding shares of the Funds and other portfolios of the ~~Fund Complex~~Trust owned by each Trustee as of December 31, ~~2005.~~2006.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the ~~Fund Complex~~Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

* ~~Fund Complex refers to Unified Series~~The Trust~~, which~~ currently consists of ~~34~~41 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each ~~series in the~~ Fund ~~Complex~~ on an individual basis and by the ~~Fund Complex~~Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are ~~Fund Complex~~Trust expenses and each ~~series~~Fund incurs its pro rata share of expenses ~~at the same rate.~~ based on the number of existing series in the Trust. As a result, the amount paid by each Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from ~~each~~the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,324~~1,098**	$0	$0	$45,000
Stephen A. Little, Chairman of the Board	$~~1,324~~1,098**	$0	$0	$45,000
Daniel J. Condon, Trustee	$~~1,029~~854***	$0	$0	$35,000
Ronald C. Tritschler, Trustee	$854***	$0	$0	$35,000
~~Non-Independent Trustees and~~ Officers	Aggregate Compensation from ~~each~~the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
~~Ronald C. Tritschler, Trustee~~	~~$1,029~~	~~$0~~	~~$0~~	~~$35,000~~
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
~~Freddie Jacobs, CFO and~~Michael Landis, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,265~~3,659****	$0	$0	$~~145,000~~150,000*****
Heather ~~Barnes~~Bonds, Secretary	$0	$0	$0	$0

* The Trust currently consists of ~~34~~41 series.

** During the fiscal year ended November 30, 2006, each Trustee received a total of $1,314 in fees from each Fund.

*** During the fiscal year ended November 30, 2006, each Trustee received a total of $988 in fees from each Fund.

**** During the fiscal year ended November 30, 2006, the CCO received a total of $4,459 from each Fund.

***** In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the Fund’s management agreement with the Advisor. The Trustees and officers of the Trust, as a group, own no shares of the Funds. As of ~~February~~March 1, ~~2006,~~2007, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

MULTI-STRATEGY FUND
Name and Address	Class C % Ownership	Class I % Ownership	Type of Ownership
~~Geronimo Holdings, Inc.~~Charles Schwab 101 Montgomery St. ~~1515 Arapahoe Street Tower 1, 10th Floor Denver, CO 80202~~San Francisco, CA 94104	~~41.76~~0%	~~0~~71.51%	Record
Pershing, LLC ~~Wilson Santos 21 Brookside Dr.~~ P.O. Box 2052 ~~Manhasset, NY 11030~~Jersey City, NJ 07303	~~0%~~61.05%	~~100%~~20.60%	Record
National Financial Services 200 Liberty St. New York, NY 10281	32.56%	0%	Record

SECTOR FUND
Name and Address	Class C % Ownership	Class I % Ownership	Type of Ownership
~~Geronimo Holdings, Inc.~~Pershing, LLC P.O. Box 2052 ~~1515 Arapahoe Street Tower 1, 10th Floor Denver, CO 80202~~Jersey City, NJ 07303	~~41.77~~91.49%	0%	Record
Atwell & Co ~~Wilson Santos 21 Brookside Dr.~~ 4380 SW Macadam St., Suite 450 ~~Manhasset, NY 11030~~Portland, OR 97239	0%	~~100%~~46.42%	Beneficial
Charles Schwab 101 Montgomery St. San Francisco, CA 94104	0%	33.98%	Record
Goldman Sachs 30 Hudson St. Jersey City, NJ 07302	0%	13.60%	Record

INCOME FUND
Name and Address	Class C % Ownership	Class I % Ownership	Type of Ownership
~~Geronimo Holdings, Inc.~~Pershing, LLC P.O. Box 2052 ~~1515 Arapahoe Street Tower 1, 10th Floor Denver, CO 80202~~Jersey City, NJ 07303	~~41.76~~45.53%	~~0~~8.53%	Record
Atwell & Co ~~Wilson Santos 21 Brookside Dr.~~ 4380 SW Macadam St., Suite 450 ~~Manhasset, NY 11030~~Portland, OR 97239	0%	~~100%~~45.40%	Beneficial
National Financial Services 200 Liberty St. New York, NY 10281	34.61%	6.42%	Record
Charles Schwab 101 Montgomery St. San Francisco, CA 94104	0%	24.25%	Record
National Investors Servicing Corp. 55 Water St., 32nd Floor New York, NY 10041	0%	12.82%	Record
Gregory W. Sachs Revocable Trust 5116 Birch Rd. Minnetonka, MN 55345	10.17%	0%	Beneficial
Bear Stearns Securities 1 Metrotech Center North Brooklyn, NY 11201	8.64%	0%	Record

As of ~~February~~March 1, ~~2006,~~2007, the officers and trustees of the Trust as a group beneficially owned less than 1% of each Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with a Fund, the transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Funds may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action and, as a result, may have portfolio turnover rates in excess of 100%. A Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the ~~Funds’ initial fiscal year, the Funds’ Advisor expects that~~fiscal period December 29, 2005 (commencement of operations) through November 30, 2006, the portfolio turnover rate for each Fund ~~will be less than 100~~was as follows: Multi-Strategy Fund – 272.15%; Sector Opportunity Fund – 362.72%; Option & Income Fund – 170.44%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. For the fiscal period December 29, 2005 through November 30, 2006, the Advisor did not direct any brokerage transactions to brokers on the basis of research services received from such brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Funds have no obligation to deal with any broker or dealer in the execution of their transactions. However, it is contemplated that Wedge Securities LLC (“Wedge”), in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates, and Wedge will receive brokerage commissions from the Funds in connection with all such brokerage transactions. Wedge is under common ownership with the Advisor, and Mr. Prokupek, the Funds’ Portfolio Manager, is an account executive of Wedge. As a result, Mr. Prokupek and other employees of the Advisor may indirectly share in the commissions received by Wedge from the Funds. The Advisor is not required to reduce its fee by the amount of any profits earned by Wedge, or indirectly by Mr. Prokupek or other employee of the Advisor, from brokerage commissions generated from portfolio transactions of the Funds.

Under the 1940 Act, persons affiliated with an affiliate of the Advisor (such as Wedge) may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities. Therefore, Wedge will not serve as the Funds’ dealer in connection with over-the-counter transactions conducted on a principal basis. However, Wedge may serve as the Funds’ broker in over-the-counter transactions conducted on an agency basis and will receive customary brokerage commissions in connection with such transactions.

Pursuant to policies adopted by the Board of Trustees, the Advisor is required to obtain the prior approval of the Trust’s Chief Compliance Officer prior to first engaging any affiliated broker. In addition, the Advisor is prohibited from effecting brokerage transactions through Wedge if such transactions would be unfair or unreasonable to Fund shareholders. Commissions will be paid solely for the execution of trades and not for any other services. In determining the commissions to be paid to Wedge, the Advisor is required to determine that the commissions charged are (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability, and (b) at least as favorable to a Fund as commissions contemporaneously charged by Wedge on comparable transactions for its most favored unaffiliated customers, except for customers of Wedge considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The Board of Trustees has also directed the Advisor to ensure that Wedge does not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others. The Independent Trustees from time to time review, among other things, information relating to the commissions charged by Wedge to the Funds and its other customers, and rates and other information concerning the commissions charged by other qualified brokers~~. While the Funds do not currently contemplate ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms~~.

The following table describes the brokerage commissions paid by the Funds for the fiscal period December 29, 2005 (commencement of operations) through November 30, 2006.

Fund	Total Commission Paid to all Brokers	Commission Paid to Wedge	% of Commissions paid to Wedge	% of Transactions Effected through Wedge
Multi-Strategy Fund	$306,608	$283,456	92.45%	76.09%
Sector Opportunity Fund	$198,079	$171,746	86.71%	98.91%
Option & Income Fund	$202,513	$168,333	83.12%	99.11%

The Trust, the Advisor and the Funds’ distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Codes from the Funds, free of charge, by calling Shareholder Services at 1-800-653-7417. You may also obtain copies of the Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Multi-Strategy Fund may disclose information about its Index Derivatives holdings to HFR in connection with verification of pricing HFRX Strategies underlying the Index Derivative. HFR has signed a confidentiality agreement agreeing to keep this portfolio information confidential and that its employees will not personally trade on this information. The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv)

understandings or expectations between the parties that the information will be kept confidential. Third-party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Each Fund also releases its full portfolio holdings to the general public on a monthly basis, with a 30-day lag, on its website at www.Geronimofunds.com. Each Fund’s full portfolio holdings will be posted within approximately two business days after month-end and will remain available until the following month’s information is posted. In addition, the Funds’ top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on the Funds’ website at www.Geronimofunds.com. The Funds disclose their top ten portfolio holdings. Industry, sector and regional breakdowns for all Funds are available quarterly, with a 15-day lag. The Funds’ top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately 15 business days after quarter end and will remain available until the following quarter’s information is posted.

Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a representative of the Advisor, with a 30-day lag, following the posting of full portfolio holdings on the Funds’ web site at www.Geronimofunds.com.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about a Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing a Fund’s portfolio holdings.

DISTRIBUTION PLAN – CLASS C SHARES

Each Fund has adopted a Distribution Plan (each, a “Plan,” or collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s class C shares. Each Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plans or in any other Rule 12b-1 agreement, cast in person at a meeting on May 25, 2005 called for the purpose of, among other things, voting on such Plans. The Trustees expect that the

Plans will significantly enhance each Fund’s ability to distribute its shares.

Each Fund’s Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating to 1.00% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. Each Fund and/or the Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Fund’s Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit the Class C shareholders; because the minimum investment for Class C is much lower than for Class I shareholders, each Fund must have an effective sales program in order for it to reach and maintain a sufficient size for the Class C to achieve efficiently its investment objectives and to realize economies of scale.

Each Fund incurred distribution fees related to the fiscal period ended November 30, 2006 as indicated in the table below.

Multi-Strategy Fund	$2,075
Sector Opportunity Fund	$2,187
Option & Income Fund	$2,155

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and a Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Advisor’s policy provides that generally the Advisor will vote with management for routine corporate proposals unless such a vote is not in the shareholders’ best interests. Non-routine votes are reviewed on a case-by-case basis.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services 1-800-653-7417 to request a copy from the Chief Compliance Officer of the Trust, or by writing to Unified Fund Services, Inc., the Funds’ transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s web site at www.sec.gov. A copy of the votes cast by each Fund with respect to portfolio securities for each year ended June 30th, will be filed by each Fund with the SEC on Form N-PX. Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (“NAV”) of each class of a Fund is calculated as of the closing of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). Eastern Time on each day the New York Stock Exchange is open for business. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

Except as noted below, each Fund’s assets generally are valued at their market value based on prices provided by an independent pricing service. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined ~~in good faith~~ by the Advisor~~, based on policies approved~~ in good faith according to guidelines established by the Board of Trustees. Fair value pricing also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations.

On a daily basis, Index Derivatives held by the Multi-Strategy Fund will be valued at fair value by the Advisor, based on a pricing model established by the Advisor according to policies and procedure adopted by the Board of Trustees. There can be no assurance that a fair valuation of an Index Derivative used by the Multi-Strategy Fund on any given day will accurately reflect the market value of the Index Derivative than the value of the Index Derivative calculated based on the closing market prices of the underlying HFRX Strategies as reported by HFR. The Advisor will be responsible for monitoring market events that could have a significant impact on the price of any portfolio security, including any Index Derivative held by the Multi-Strategy Fund.

Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to, company specific announcements, significant market volatility, natural disasters and significant government actions. Fair valuation procedures may be employed for derivatives, swaps and other similar instruments for which there are no readily available market quotations. Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long- term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. In the event a security is priced at fair value, there is no assurance that a Fund will realize fair value upon the sale of the security.

Equity securities generally are valued by using market quotations~~, but may be valued on the basis of prices~~ furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. ETFs, exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange on which such security trades. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued ~~using fair value pricing~~at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to ~~guidelines approved by~~the ultimate review and approval of the Pricing Committee of the Board of Trustees. ~~Manually priced securities held by the Funds (if any) are reviewed by the Board of Trustees~~Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair value securities on a quarterly basis.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s class of shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The NAV of each class of a Fund is calculated by dividing the value of the total assets of the class (including interest and dividends accrued but not yet received) minus liabilities of that class (including accrued expenses) by the total number of shares of that class outstanding, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of the last business day of the fiscal year ended November 30, 2006 is as follows:

Multi-Strategy Fund
Class C	Class I
$137,077 = $10.28 13,340	$19,448,508 = $10.35 1,878,336
Sector Opportunity Fund
Class C	Class I
$165,151 = $10.46 15,787	$12,304,329 = $10.49 1,173,436
Option & Income Fund
Class C	Class I
$68,848 = $10.61 6,486	$18,615,002 = $10.67 1,743,812

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to an election by the Trust on behalf of each Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

Each Fund was organized as a series of a business trust, but intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that each Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of a Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gain”) designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund’s shares, regardless of how long the shareholders have held the Fund’s shares. Long-term capital gains to a Fund require the holding of assets for more than one year.

A redemption of a Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of that Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, a Fund must, among other requirements:

•            Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

• Diversify its investments in securities within certain statutory limits; and
• Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of November 30, 2006, the Multi-Strategy Fund, the Option & Income Fund, and the Sector Opportunity Fund had available for federal tax purposes unused capital loss carryforwards of $69,686, $198,937, and $52,815, respectively, expiring in 2014, which are available for offset against future taxable net capital gains.

Each Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because each Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. A Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

The use of hedging strategies, such as selling (writing and purchasing) options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. A Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Certain futures and foreign currency contracts in which the Funds may invest will be “section 1256 contracts.” Section 1256 contracts the Funds hold at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax described above. These rules may operate to increase the amount that the Funds must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Funds may invest. Code section 1092 defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Code section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a lose and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Funds will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, a Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Funds’ investments. The custodian acts as the Funds’ depository, safekeeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at a Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds’ transfer agent, fund accountant, and administrator. ~~A Trustee and the~~The officers of the Trust are members of management and/or employees of Unified ~~and/or shareholders~~. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial ~~Services~~Securities, Inc. (~~“UFS~~the “Distributor”), the ~~parent company of Unified~~Trust’s distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Unified is entitled to 0.25% for the first $~~150~~200 million of the Fund’s average net assets per year; 0.20% of the Fund’s average net assets from $~~150~~200 million to $500 million; and 0.15% of the average net assets over $500 million per year (subject to a $~~225,000~~200,000 annual minimum for year one; $250,000 annual minimum for year two, and $275,000 annual minimum for years three and subsequently thereafter).

The following table provides information regarding fees paid by each Fund to Unified during the fiscal period indicated in connection with its transfer agency, fund accounting and administrative services to the Fund.

Fiscal Period Ended	Multi-Strategy Fund	Sector Opportunity fund	Option & Income Fund
November 30, 2006*	$83,289	$82,909	$83,342

*For the period December 29, 2005 (commencement of operations) through November 30, 2006

INDEPENDENT REGISTERED PUBLIC ~~ACCOUNTANT~~ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd. ~~(“Cohen”~~), ~~826~~800 Westpoint Parkway, Suite ~~1250,~~1100, Westlake, Ohio 44145, has been selected as ~~independent registered public accountant~~the Independent Registered Public Accounting Firm for the Funds for the fiscal year ending November 30, ~~2006.~~2007. Cohen Fund Audit Services, Ltd. performs an annual audit of the Funds’ financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. ~~A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the~~The Distributor and Unified are controlled by Huntington Bancshares. ~~As a result, such persons may be deemed to be affiliates of the Distributor.~~

The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. ~~The Distributor and Unified are controlled by UFS.~~

FINANCIAL STATEMENTS

~~Each Fund recently commenced operations and, as a result, has no financial statements.~~

The financial statements and independent registered public accountant’s report required to be included in the Statement of Additional Information are incorporated herein by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended November 30, 2006. You can obtain the Annual Report without charge upon written request or request by telephone.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the two highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Advisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated, in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Advisor.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Advisor.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and Fitch. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

Standard & Poor’s Ratings Services

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.             Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.	Nature and provisions of the obligation.

III.          Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings

Short-Term Debt Rating Definitions

F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

Moody’s Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Marco Targeted Return Fund

PROSPECTUS

~~March 31, 2006~~ April 2, 2007

INVESTMENT OBJECTIVE:

Total Return

300 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

800-440-9341

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE

RISK/RETURN SUMMARY	3

FEES AND EXPENSES OF INVESTING IN THE FUND	6

HOW TO BUY SHARES	7

HOW TO REDEEM SHARES	9

DETERMINATION OF NET ASSET VALUE	~~11~~12

DIVIDENDS, DISTRIBUTIONS AND TAXES	12

MANAGEMENT OF THE FUND	14

FINANCIAL HIGHLIGHTS	~~16~~17

PRIVACY POLICY	~~17~~18

FOR MORE INFORMATION	BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Marco Targeted Return Fund (the “Fund”) is total return.

Principal Strategies

The Fund seeks to achieve its objective by investing primarily in a portfolio of U.S. common stocks, and by selling covered call options on stocks held in the Fund’s portfolio in an attempt to target a consistent rate of return, even when the stock market is flat or falling. In selecting stocks for the Fund’s portfolio, the advisor typically seeks to identify U.S. common stocks listed on major exchanges with consistent or accelerated earnings trends, strong or improving industry position, proven management, positive cash flow and reasonable valuations. The advisor also evaluates the current option premium for each stock. The Fund seeks to provide total return, which consists of income from dividends on the common stocks held in its portfolio and premiums from selling covered call options, and capital appreciation of the Fund’s common stocks.

The principal strategy of the Fund’s advisor is to create a broadly diversified portfolio of common stocks and~~,~~ to reduce the volatility of the Fund’s portfolio~~,~~ by selling covered call options. The advisor’s option strategy is commonly referred to as “hedging.” The Fund has no maximum or minimum level that will be hedged, but generally anticipates being fully hedged. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option. If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. The option is “covered” because the Fund owns the stock at the time it sells the option. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund. The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options will also limit the Fund’s gain on the underlying securities.

The advisor believes that in a flat or falling market, a covered call strategy on a broadly diversified portfolio will generally outperform the same portfolio without the options because of the premiums received from writing call options. The advisor believes that in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying securities over their exercise prices) such a portfolio will also generally outperform the same portfolio without the options. In a rapidly rising market (where the aggregate appreciation of the underlying securities over their exercise prices exceeds the income from premiums), a covered call strategy on a broadly diversified portfolio will underperform the same portfolio without the options. The advisor will engage in active trading of the Fund’s portfolio securities as a result of its option strategy, the effects of which are described below under “Turnover Risk.”

The advisor generally selects stocks of large cap companies (those with market capitalizations over $3 billion), although small to medium-cap companies will not be excluded because of size if they present outstanding opportunities for growth. The Fund also may invest in American Depository Receipts (“ADRs”), which are U.S. dollar-denominated certificates issued by a U.S. bank that evidence ownership of shares of foreign companies. ADRs are alternatives to the direct purchase of the underlying foreign stock. The Fund also may invest in exchange-traded funds (“ETFs”). When selecting ETFs for the Fund’s portfolio, the advisor analyzes each underlying fund’s investment strategy, its performance history, volatility, comparative index and risk data, and expense ratio.

The Fund may sell a security when the advisor believes the company no longer represents a good investment, when better investment opportunities are present or when, in the opinion of the advisor, the security has reached its optimal value such that option writing is unlikely to yield additional returns. The Fund’s obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value.

Principal Risks of Investing in the Fund

•

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

•	Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.
•

Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

•

Management Risk. The advisor’s investment approach may fail to produce the intended results. If the advisor’s option writing program does not produce the intended results, the Fund’s overall performance may suffer.

•

Volatility Risk. Common stocks tend to be more volatile than other investment choices and the Fund’s option writing strategy cannot eliminate stock volatility. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares. The Fund’s option writing strategy cannot prevent losses on the stocks in its portfolio.

•

ETF Risk. When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of the index.

•

Turnover Risk. The Fund is actively managed and its portfolio turnover rate may be extremely high. By permitting the Fund’s underlying securities to be called away or exercised, higher portfolio turnover (and increased transaction costs) will result. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking income and capital appreciation.
•	Investors seeking a targeted return.
•	Investors who can tolerate the risks associated with option writing.

General

The investment objective of the Fund may be changed without shareholder approval upon 60 days prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities, ETFs, money market instruments, securities of other investment companies, including money market funds, or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

How has the Fund performed in the past?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was ~~2.70~~3.71% (quarter ended ~~June~~September 30, ~~2005~~2006); and the lowest return was -~~0.50~~1.31% (quarter ended ~~March 31, 2005~~June 30, 2006).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, ~~2005~~2006)

The Fund	1 Year	Since Inception (12/22/04)
Return Before Taxes	~~6.06~~8.10%	~~6.41~~7.24%
Return After Taxes on Distributions¹	~~5.02~~4.72%	~~5.39~~5.06%
Return After Taxes on Distributions and Sale of Fund Shares¹	~~3.94~~4.21%	~~4.87~~4.92%
Indices (reflects no deductions for fees, expenses, or taxes)
S&P 500[2]	~~4.92%~~15.79%	~~5.12%~~10.26%
CBOE S&P 500 BuyWrite (BXM) Index[2]	~~4.25%~~13.33%	~~4.38%~~8.71%
Lehman Aggregate Bond Index[2,3]	~~2.43%~~4.33%	~~2.40%~~3.80%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The BXM is a passive total return benchmark designed to track a hypothetical buy-write strategy on the S&P 500 Index. The BXM is based on selling the near-term, near-the-money S&P 500 Index call option against the S&P 500 stock index portfolio each month. The SPX call that is sold (or written) will have approximately one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The Lehman Aggregate Bond Index is a benchmark made up of ~~the~~ a number of Lehman Brothers indices that include securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. These indices are representative of a broader market and range of securities than is found in the Fund’s portfolio.

3 Although investing primarily in equities and options, the Fund is marketed to, among others, income-oriented investors, and the Lehman Aggregate Bond Index is included as a benchmark for such investors’ purposes.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1]	1.00%
Exchange Fee	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	~~4.07~~1.92%
Fees and Expenses of Acquired Funds[2]	1.06%
Total Annual Fund Operating Expenses (Before Waiver)	~~5.07~~3.98%
Fee Waiver ~~[2]~~	~~3.57~~[3]1.42%
Net Expenses	~~1.50~~[4]2.56%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund’s costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. A wire transfer fee (currently $15) is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change.

2 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.50%.

3 The advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that ~~Total Annual Fund Operating~~Net Expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets for the fiscal year ending November 30, ~~2006.~~ 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

4 Net Expenses are calculated as 2.56% of its average daily net assets based on the Advisor’s agreement to cap operating expenses at 1.50%, plus Acquired Fund Fees and Expenses of 1.06%.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
~~$153~~$259	~~$1,201~~$1,083	~~$2,249~~$1,924	~~$4,860~~$4,101

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $5,000 for individual accounts and $3,000 for individual retirement accounts (IRAs). The advisor may, in its sole discretion, waive these minimums for existing clients of the advisor, and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions other than for short-term redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•      a completed and signed investment application form (which accompanies this Prospectus); and

•	a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. Mail:
Marco Targeted Return Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:

Marco Targeted Return Fund

c/o Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-440-9341 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time ~~(subject to minimum investment requirements)~~ by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name
-the name of your account(s)
-your account number(s)
-a check made payable to Marco Targeted Return Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at 800-440-9341 to obtain instructions on how to set up your account and to obtain an account number.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since the Fund is oriented to longer term investments,~~Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:
Marco Targeted Return Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:

Marco Targeted Return Fund

c/o Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 800-440-9341 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at 800-440-9341. The Fund, the transfer agent and the custodian are not liable for following redemption ~~or exchange~~ instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions ~~or exchanges~~. If you are unable to reach the Fund by telephone, you may request a redemption ~~or exchange~~ by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at 800-440-9341. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed against gross investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders ~~is~~are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through financial intermediary. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund will be required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

The Fund’s assets are valued at their market value. Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the advisor’s opinion, the last bid price does not accurately reflect the current value of the security. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. If market prices are not available or do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued at a fair value as determined in good faith by the ~~Fund’s advisor at their fair value, according to procedures approved~~advisor pursuant to guidelines established by the Board of Trustees. When pricing securities using the fair value guidelines ~~adopted~~established by the Board of Trustees, the advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. Fair values assigned to securities in the Fund’s portfolio will be adjusted, to the extent necessary, as soon as market prices become available. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes as dividends to its shareholders substantially all of its net investment income ~~in the form of dividends and taxable~~and any realized net capital gains ~~to its shareholders~~. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of net realized capital gains.

Taxes. ~~Investment~~Net investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by the Fund on an annual basis.

The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when ~~a~~the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at lower long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(~~and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2003~~ Tax ~~Act~~Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned                                        Gains are taxed at the same rate as ordinary income;

for one year or less	losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, ~~2008.~~2010.

Under the ~~2003~~ Tax ~~Act~~Acts, effective for taxable years after December 31, 2002 through December 31, ~~2008,~~2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, serves as investment advisor to the Fund. Steven Marco founded the advisor in

1998 to provide equity and fixed income portfolio management to a select group of private and institutional clients. As of ~~January 31, 2006,~~February 28, 2007, the advisor managed over $~~785~~750 million in assets. The advisor is 100% employee-owned.

For its advisory services, the advisor is paid a fee at the annual rate of 1.00% of the Fund’s average daily net assets. The advisor contractually has agreed to waive its fee and/or reimburse certain Fund ~~expenses so that the Fund’s total~~ operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets for the fiscal year ending November 30, ~~2006. For the fiscal year ended November 30, 2005, the advisor received~~2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. For the fiscal year ended November 30, 2006, the advisor earned an annual fee from the Fund equal to ~~0~~1.00%, ~~after waiving~~but waived the entire amount of advisory fees due from the Fund~~,~~ as a result of the contractual fee waiver/expense reimbursement agreement with the Fund~~.                                                The advisor (not the Fund) may pay certain financial institutions a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation~~.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is included in the Fund’s annual or semi-annual report, as applicable.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers: The advisor’s investment committee is responsible for making investment decisions for the Fund. Steven Marco, Kenneth M. Ezell and Steven W. Fisher serve on the investment committee.

Mr. Steven Marco, Chartered Financial Analyst, has the day-to-day responsibility for managing the Fund’s portfolio and ultimate decision-making authority in selecting portfolio securities. Mr. Marco is the managing member of the advisor and guides the growth, development, and overall investment philosophy of the advisor. Prior to founding the advisor in 1998, Mr. Marco served as a portfolio manager for Bank of America from 1992 to 1998, where he managed portfolios for high net-worth individuals and institutional clients and advised clients on the use of derivative contracts to hedge risk for concentrated equity positions in taxable accounts. Mr. Marco graduated from Emory University with a BA in Economics and Political Science in 1990 and he received an MBA from Emory University in 1994.

Mr. Kenneth M. Ezell, Chartered Financial Analyst, serves on the investment committee and makes recommendations with respect to the Fund’s investments. Mr. Ezell is an executive vice president of the advisor responsible for managing traditional equity and balanced accounts, and he is responsible for managing the advisor’s small-cap equity strategy. Mr. Ezell has over 20 years of investment management experience. From 1995 to 2000, Mr. Ezell was a portfolio manager with NewCrest Advisors, a Mitchell Hutchins Asset Management Co. subsidiary that was acquired by the advisor in 2000. Prior to joining NewCrest, Mr. Ezell served for ten years as a senior portfolio manager at NationsBank Investment Management managing portfolios for both high net-worth individuals and institutional clients. Mr. Ezell is a graduate, with honors, of Millsaps College where he received an undergraduate and a master’s degree, each in Business Administration, in 1981 and 1984, respectively.

Mr. Steven W. Fisher, Chartered Financial Analyst, also serves on the investment committee and makes recommendations with respect to the Fund’s investments. Mr. Fisher is an executive vice president of the advisor and the senior portfolio manager responsible for the advisor’s fixed income strategy. Mr. Fisher has over 30 years experience in the investment management industry. He began his career as a stock analyst and portfolio manager in 1971 with Lincoln National Bank in Indiana. Mr. Fisher joined NewCrest in 1982 (then called MH Edie Investment Counsel) and served in various positions, including as Managing Director and President. Mr. Fisher received a BS degree from Purdue University in 1967 and an MSBA degree from Indiana University in 1976.

The Fund’s Statement of Additional Information provides the following additional information about each portfolio manager of the Fund: (i) the compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager’s ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period December 22, 2004 (commencement of Fund operations) through November 30, 2005 and for the fiscal year ended November 30, 2006 was audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report, along with the Fund’s financial statements, ~~are~~is included in the Annual Report to Shareholders, available upon request without charge.

~~Marco Targeted Return Fund~~

~~Financial Highlights~~

~~(a) For the period December 22, 2004 (commencement of operations) to November 30, 2005.~~

~~(b) Total return in the above table represents the rate that investor would have earned or lost on an~~

~~investment in the Fund, assuming reinvestment of dividends.~~

~~(c) Not annualized~~

~~(d) Annualized.~~

Marco Targeted Return Fund
Financial Highlights
(For a share held during the period)

	Year ended	Period ended
	November 30, 2006	November 30, 2005	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from investment operations
Net investment income (loss)	(0.01)	0.01
Net realized and unrealized gain	0.98	0.55
Total from investment operations	0.97	0.56
Less Distributions to Shareholders:
From net investment income	(0.01)	-
From net realized gain	(0.29)	-
Total distributions	(0.30)	-

Net asset value, end of period	$ 11.23	$ 10.56

Total Return (b)	9.42%	5.60%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,410	$ 7,822
Ratio of expenses to average net assets	1.50%	1.50%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	2.92%	5.07%	(d)
Ratio of net investment income (loss) to
average net assets	(0.20)%	0.13%	(d)

Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(1.62)%	(3.45)%	(d)
Portfolio turnover rate	203.84%	281.74%

(a) For the period December 22, 2004 (commencement of operations) to November 30, 2005.
(b) Total return in the above table represents the rate that investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized
(d) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

• Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, legal counsel and independent accountants) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (“SAI”): The Statement of Additional Information supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and~~, when available,~~ the Fund’s Annual and Semi Annual Reports, by contacting Shareholder Services at 800-440-9341. You may also request other information about the Fund and make shareholder inquiries. As of the date of this prospectus, the Fund does not have an Internet website and, therefore, the Fund’s SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the ~~SEC’s~~ Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

MARCO TARGETED RETURN FUND

STATEMENT OF ADDITIONAL INFORMATION

~~March 31, 2006~~April 2, 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Marco Targeted Return Fund (the “Fund”) dated ~~March 31, 2006.~~ April 2, 2007. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2006 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 440-9341.

PAGE

DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	5
INVESTMENT ADVISOR	7
TRUSTEES AND OFFICERS	10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	13
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	13
PORTFOLIO TURNOVER	14
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~13~~14
DISCLOSURE OF PORTFOLIO HOLDINGS	15
DETERMINATION OF NET ASSET VALUE	16
REDEMPTION IN-KIND	17
STATUS AND TAXATION OF THE FUND	~~17~~18
CUSTODIAN	19
FUND SERVICES	~~19~~20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
DISTRIBUTOR	~~20~~21
PROXY VOTING POLICY	~~20~~21
FINANCIAL STATEMENTS	21

DESCRIPTION OF THE TRUST AND FUND

Marco Targeted Return Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on December 22, 2004. The investment advisor to the Fund is Marco Investment Management, LLC (the “Advisor”).

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable for further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that ~~any amendment~~certain amendments that could adversely ~~affects~~affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s ~~initial annual report will contain~~Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.         Equity Securities – The Fund will invest primarily in the common stocks of large capitalization companies, although the Fund may also invest in other forms of equity securities including preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American ~~Depository~~Depositary Receipts (“ADRs”), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common stocks represent an equity (ownership) interest in a corporation. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds.

Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B.          Options – The Fund may sell covered call options on equity securities held in the Fund’s portfolio in an attempt to target a particular rate of return. The Fund will not write options on securities that it does not hold in its portfolio. The advisor may use the sale of call options as additional tools for participating in upward price movements or hedging against downward movements.

The Fund will sell a call option only if the obligation taken on by the sale of the call is “covered,” that is, the Fund owns the underlying security. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When used for hedging purposes, an imperfect correlation between the price movements of the price set by the option and that of the underlying security sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. Specific market movements can not be predicted with certainty. The Fund’s obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value.

C.         American ~~Depository~~Depositary Receipts – American ~~Depository~~Depositary Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. ADRs are certificates evidencing ownership of shares of the foreign-based issuer held in trust by the bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs are subject to the same risks as the foreign securities to which they relate. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

D.         Convertible Securities – A convertible security may be preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the dividend generally paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, including (a) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (b) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

E.          Exchange-Traded Funds – The Fund may invest in the securities of other investment companies, primarily exchange-traded funds (“ETFs”) (also called underlying funds). When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

Popular ETFs include iShares, SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depository Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and ~~VIPERs.~~Vanguard ETFs. The Fund also may invest in new exchange-traded shares as they become available.

INVESTMENT LIMITATIONS

A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest more than 25% of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on ~~its~~the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.        Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or this SAI.

5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or this SAI.

6. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Fund’s Advisor is Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, GA 30326. The investment decisions for the Fund are made by portfolio managers Steven S. Marco, Kenneth M. Ezell and Steven W. Fisher. The Advisor is 100% employee-owned.

Under the terms of the management agreement (the “Agreement”), the Advisor ~~manages~~is responsible for managing the Fund’s investments, subject to ~~approval of~~oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain Fund operating expenses, but only to the extent necessary to maintain the Fund’s ~~total annual operating~~net expenses, excluding any brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, at 1.50% of its average daily net assets for the fiscal year ending November 30, ~~2006.~~2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The following table describes the advisory fees paid to the Advisor by the Fund during the last fiscal period:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived	Net Advisory Fees Paid
November 30, 2006	$76,587	$108,651	$0
November 30, 2005*	$35,439	$127,270	$0

*For the period December 22, 2004 (commencement of operations) through November 30, 2005

The Advisor retains the right to use the name “Marco” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Marco” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion regarding the factors considered by the Board of Trustees in approving the Agreement is included in the Fund’s annual or semi-annual report, as applicable.

Portfolio Managers

The Advisor’s investment committee is responsible for making investment decisions for the Fund. Steven Marco, Kenneth M. Ezell and Steven W. Fisher serve on the investment committee (each a “Portfolio Manager”). As of November 30, ~~2005,~~2006, the Portfolio Managers were responsible for managing the following types of other accounts in addition to the Fund:

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Steven Marco	Registered Investment Companies: ~~0~~1 Pooled Investment Vehicles: 0 Other Accounts: ~~50~~65	Registered Investment Companies: $~~0~~8 million Pooled Investment Vehicles: 0 Other Accounts: ~~445~~$325 million	Registered Investment Companies: ~~N/A~~0 Pooled Investment Vehicles: 0 Other Accounts: ~~__~~0	Registered Investment Companies: ~~N/A~~$0 Pooled Investment Vehicles: 0 Other Accounts: ~~__~~$0
Steven W. Fisher	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~25~~30	Registered Investment Companies: $0 Pooled Investment Vehicles: ~~N/A~~$0 Other Accounts: $~~88~~285 million	Registered Investment Companies: ~~N/A~~0 Pooled Investment Vehicles: ~~N/A~~0 Other Accounts: 0	Registered Investment Companies: ~~N/A~~$0 Pooled Investment Vehicles: ~~N/A~~$0 Other Accounts: ~~N/A~~$0
Kenneth Ezell	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~40~~45	Registered Investment Companies: $0 Pooled Investment Vehicles: $0 Other Accounts: $~~265~~120 million	Registered Investment Companies: ~~N/A~~0 Pooled Investment Vehicles: 0 Other Accounts: 0	Registered Investment Companies: ~~N/A~~$0 Pooled Investment Vehicles: $0 Other Accounts: ~~N/A~~$0

Each Portfolio Manager is compensated by the Advisor. For the fiscal period ended November 30, ~~2005,~~2006, each Portfolio Manager~~’s compensation~~ received a base salary. In addition Mr. Fisher and Mr. Ezell each received a discretionary bonus determined by the Advisor’s principal based on their overall contribution to firm success. As the Advisor’s principal, Mr. Marco receives a share of the Advisor’s net annual profits.

As described above, each Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Fund, such as in cases where the Advisor receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which a Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

It is the Advisor’s policy that investment decisions for all accounts managed by a Portfolio Manager shall be made based on a consideration of the Fund’s or the clients’ respective investment objectives and policies, and other needs and requirements affecting the accounts and, that investment transactions and opportunities be allocated fairly among the Fund and other client accounts.

As of November 30, ~~2005,~~2006, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Fund Shares
Steven Marco	$100,001 to $500,000
Ken Ezell	$~~0~~1 to $10,000
Steven Fisher	$~~10,001~~1 to $~~50,000~~10,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

The following table provides information regarding the Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address*, (Date of Birth), Position with Trust~~,~~** ~~and~~, Term of ~~Position~~ Postiion with Trust	Principal Occupation During Past 5 Years and Other Directorships

Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; ~~Non-voting~~ Chairman of ~~Investment Committee of WH~~the investment committee for W.H. Donner Foundation and ~~WH~~ Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to ~~November~~September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~41 series.

***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee was recently established in 2006 and held two meetings during the year ended December 31, 2006.

The following table provides information regarding each ~~Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each~~ officer of the Trust.

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952)*** Trustee, December 2002 to present~~

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to November 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to ~~November~~September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Freddie Jacobs, Jr., CPA (1970)~~Michael Landis (1971)***

~~Chief Financial Officer and~~Interim Treasurer, ~~July 2005~~March 2007 to present~~; Secretary, September 2004 to June 2005; Assistant Secretary, July 2005 to present~~

Vice President ~~of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005 to~~Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November ~~2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.~~1998 – November 2004.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to ~~November~~September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from ~~1997 to 2000 and~~December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A. Barnes~~Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to ~~November~~ September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the ~~trustees and~~ officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~ 41series.

~~*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.~~

***Effective as of March 12, 2007, the Board appointed Mr. Landis as Interim Treasurer of the Trust to fill the vacancy created by the resignation of the previous Treasurer and Chief Financial Officer.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, ~~2005.~~2006.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

* The Trust currently consists of ~~34~~41 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by ~~each series in~~ the ~~Trust~~Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and ~~each series~~ the Fund incurs its pro rata share of expenses ~~at the same rate.~~ based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,324~~1,098**	$0	$0	$45,000
Stephen A. Little, Chairman of the Board	$~~1,324~~1,098**	$0	$0	$45,000
Daniel J. Condon, Trustee	$~~1,029~~854***	$0	$0	$35,000
Ronald C. Tritschler, Trustee	$854***	$0	$0	$35,000
~~Non-Independent Trustees and~~ Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
~~Ronald C. Tritschler, Trustee~~	~~$1,029~~	~~$0~~	~~$0~~	~~$35,000~~
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
~~Freddie Jacobs, CFO and~~Michael Landis, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,265~~3,659****	$0	$0	$~~145,000~~150,000*****
Heather ~~Barnes~~Bonds, Secretary	$0	$0	$0	$0

* The Trust currently consists of ~~34~~41 series.

** During the fiscal year ended November 30, 2006, each Trustee received a total of $1,314 in fees from the Fund.

*** During the fiscal year ended November 30, 2006, each Trustee received a total of $988 in fees from the Fund.

**** During the fiscal year ended November 30, 2006, the CCO received a total of $5,264 from the Fund.

***** In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of March 1, ~~2006,~~2007, the following persons were deemed to be control persons or principal shareholders of the Fund:

Name and Address	% Ownership	Type of Ownership
~~Northern Trust Company P.O. Box 92956 Chicago, IL 60675~~	~~50.17%~~	~~Beneficial~~
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	~~41.10~~47.60%	~~Beneficial~~Record
Northern Trust Company P.O. Box 92956 Chicago, IL 60675	40.55%	Record
NFSC 200 Liberty Street New York, NY 10281	6.76%	Record

As of March 1, ~~2006,~~2007, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal period December 22, 2004 (commencement of investment operations) through November 30, 2005 was 281.74%. The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2006 was 203.84%. The Fund experiences a high portfolio turnover as a result of the Advisor’s active trading strategy.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Advisor may receive numerous research reports and news services that allow the Advisor’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

For the ~~period December 22, 2004 (commencement of investment operations) through~~fiscal year ended November 30, ~~2005,~~2006, the Advisor directed no Fund brokerage transactions to brokers on the basis of research services provided by any such broker to the Fund or the Advisor.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

The following table describes the brokerage commissions paid by the Fund for the ~~last fiscal period~~periods indicated:

Fiscal Period* Ended November 30, 2005	Fiscal Year Ended November 30, 2006
$52,369	$9,474

*For the period December 22, 2004 through November 30, 2005

The Trust, the Advisor and the Distributor each have adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling ~~the Fund~~ Shareholder Services at (800) 440-9341. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. ~~The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month.~~

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which such party intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of such party, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday).

Equity securities ~~generally~~ are valued by using market quotations~~, but may be valued on the basis of prices~~ furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued at a fair value as determined ~~in good faith by the Advisor, in conformity with guidelines adopted by and~~by the Advisor in good faith according to guidelines established by the Board of Trustees. The Trust’s fund accounting agent maintains a pricing review committee that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees ~~of the Trust. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees~~. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair value securities on a quarterly basis.

Fixed income securities ~~generally~~ are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the last business day of the fiscal ~~period~~year ended November 30, ~~2005~~2006 is as follows:

~~$~~ 	~~7,822,090~~ 	~~=~~ 	~~$10.56~~

~~740,434~~

$8,409,745	=	$11.23

749,022

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of each of its series, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of November 30, ~~2005,~~2006, the Fund had no unused capital loss carryforwards available for federal tax purposes.

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares.

FUND SERVICES

Unified ~~Fund Services, Inc. (“Unified”)~~, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent. ~~A Trustee and the~~The officers of the Trust are members of management and/or employees ~~of Unified and/or shareholders of Unified Financial Services, Inc. (“UFS”), the parent company~~ of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives ~~an annual~~a monthly fee from the Fund equal to an annual rate of 0.050% of the Fund’s average net assets up to $50 million, 0.040% of the Fund’s average net assets from $50 million to $100 million, 0.030% of the Fund’s average net assets from $100 million to $150 million, and 0.020% of the Fund’s average net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund’s average net assets ~~under~~up to $50 million, 0.070% of the Fund’s average net assets from $50 million to $100 million, 0.050% of the Fund’s average net assets from $100 million to $150 million, and 0.030% of the Fund’s average net assets over $150 million (subject to a minimum fee of $2,500 per month).

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during ~~the last~~ fiscal ~~period~~periods indicated.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
November 30, 2006	$20,772	$18,000	$31,500
November 30, 2005*	$~~11,335~~17,142	$15,105	$28,710

*For the period December 22, 2004 (commencement of operations) through November 30, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending November 30, ~~2006.~~2007. Cohen ~~McCurdy~~Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~A Trustee~~The Distributor, Unified and ~~certain officers of the Trust are shareholders of UFS, the parent company of the Distributor, and may be to be deemed affiliates of the Distributor.~~ the Custodian are controlled by Huntington Bancshares.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. ~~The Distributor and Unified are controlled by Unified Financial Services, Inc.~~

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Advisor’s policy provides that generally the Advisor will vote: (1) for routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and proposals that increase or strengthen shareholder rights; and (2) against proposals that the Advisor believes will negatively impact shareholder values or rights. For non-routine proposals, the Advisor’s policy provides that it shall conduct a more detailed study of each such proposal and the issues implicated to determine whether such proposal is in the best interest of the Fund and its shareholders.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (800) 440-9341 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above, or from the SEC’s web site.

FINANCIAL STATEMENTS

The financial statements and independent registered public accountants’ report required to be included in this SAI are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal ~~period December 22, 2004 (commencement of investment operations) through~~year ended November 30, ~~2005.~~2006. The Fund will provide the Annual Report without charge upon written request or request by telephone.

~~Abacus Bull Moose Growth Fund~~

Roosevelt Anti-Terror Multi-Cap Fund

Prospectus dated April 2, ~~2006~~2007

Investment objective: long term capital appreciation.

317 Madison Ave., Suite 1004

New York, New York 10017

(877) 322-0576

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE

RISK/RETURN SUMMARY	1

FEES AND EXPENSES OF THE FUND	~~3~~4

ADDITIONAL INFORMATION ABOUT THE FUND’S OBJECTIVE AND STRATEGIES	~~3~~4

HOW TO BUY SHARES	~~4~~5

HOW TO REDEEM SHARES	~~5~~6

DETERMINATION OF NET ASSET VALUE	~~7~~8

DIVIDENDS, DISTRIBUTIONS AND TAXES	~~7~~9

MANAGEMENT OF THE FUND	~~9~~10

FINANCIAL HIGHLIGHTS	~~11~~12

PRIVACY POLICY	~~12~~13

FOR MORE INFORMATION	BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the ~~Abacus Bull Moose Growth~~Roosevelt Anti-Terror Multi-Cap Fund (the “Fund”) is long term capital appreciation.

Principal Strategies

The Fund invests primarily in common stock of U.S. companies of all capitalization ranges. The Fund’s adviser studies “themes” underlying what it believes will represent fundamental long term changes in the U.S. equity markets. A theme can be political, economic, demographic, regulatory or industry specific. It is the identification of these themes that lies at the heart of the adviser’s investment strategy.

After identifying a theme, the adviser searches for both value and growth companies that it believes will benefit from the anticipated fundamental change. The adviser believes it is essential to identify a catalyst that will either unlock the values in a value stock or trigger acceleration of growth in a growth stock. For example, a catalyst can be an important new product, an expanded distribution capability or a key acquisition.

For value stocks, the adviser focuses on the measure of value it believes is most suited to the company in question. Examples of such measures are low price to earnings ratios relative to historical norms, free cash flow relative to prevailing interest rates, and liquidation values. For growth stocks, the adviser focuses on companies it believes are likely to accelerate in earnings growth in the ensuing twelve months.

The adviser relies on its own financial analysis and sources of information. Its research analysts speak directly not only with company management, but with a company’s customers and suppliers as well.

The Fund ~~seeks to avoid investing~~will not invest in companies that have ongoing business relationships with countries that sponsor terrorism. The adviser has engaged an independent third party to provide initial certifications and ongoing monitoring of companies in the Fund’s portfolio in an attempt to ensure that no company owned by the Fund is subject to “global security risk.” Global security risk is the risk to a company’s share value or reputation stemming from: 1) the company’s ties to current U.S. State Department-designated states that sponsor terrorism (currently Cuba, Iran, ~~Libya,~~ North Korea, Syria and Sudan); or 2) a company’s ties to proliferation-related concerns regarding weapons of mass destruction and ballistic missiles~~,~~; each as determined according to screening guidelines established by the third party.

If the Fund owns ~~securities of a company that later is determined by the third party to have failed to conform to the guidelines established by the third party, the adviser will sell securities~~stock of a company and the independent third party later determines, according to its screening guidelines, that the company has become subject to global security risk, the adviser will sell its shares of the non-conforming company’s stock within approximately five business days after receiving notice from the third party. The Fund also may sell a security if : 1) the security reaches the adviser’s valuation target~~,~~; 2) the adviser believes the company’s fundamentals have changed~~,~~; or 3) the company is not performing as expected. As a result, the Fund may experience a high portfolio turnover, the effects of which are described below under “Portfolio Turnover Risk.”

Principal Risks of Investing in the Fund

•

Management Risk. The adviser’s strategy may fail to produce the intended results. If the adviser incorrectly identifies a theme, or is incorrect about the effect of a theme on the U.S. equity markets, the Fund may not perform well.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•

Style Risk. The Fund invests in both “value stocks” and “growth stocks.” With respect to value stocks, the market may not agree with the adviser’s determination that a stock is undervalued, and the stock’s price may not increase to what the adviser believes is its full value. It may even decrease in value. With respect to “growth stocks,” the company’s earnings growth rate may not meet the adviser’s expectations, and the stock price may not increase as the adviser anticipates.

•	Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:
•	The earnings and prospects of smaller companies are more volatile than larger companies.
•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•

Excluded Securities Risk. Although the adviser believes that the Fund can achieve its investment objective within the parameters of global risk screening, excluding non-conforming companies subject to global security risk could have an adverse affect on the Fund’s performance.

•

Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate that is higher than other equity funds. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund may not be appropriate for use as a complete investment program.
•	As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

How the Fund has Performed

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The performance table shows how the Fund’s average annual total returns compare over time to a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

1 The Fund acquired the assets and liabilities of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization effective on September 26, 2005. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows changes in the performance of the Predecessor Fund from year to year.

During the period shown, the highest return for a quarter was 19.28% (2nd quarter, 2003); and the lowest return was –7.49% (3rd quarter, 2002).

Average Annual Total Returns for the period ended 12/31/~~2005~~2006:

One Year	Five Years	Since Inception¹

The Fund

Return Before Taxes	~~12.83%~~ 	~~14.08~~11.51%

13.66%	13.56%

Return After Taxes on Distributions²                         ~~11.47%   13.07~~10.70%12.68% 12.59%

Return After Taxes on Distributions and

Sale of Fund Shares²                        ~~9.12~~7.49% 11.51%  ~~11.86~~11.43%

S&P 500 Index	~~4.92%~~ 15.79%	6.19%	~~3.95~~6.20%

(reflects no deductions for fees, expenses or taxes)

¹ Inception of the Predecessor Fund, December 21, 2001.

² After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee¹	NONE
Annual Fund Operating Expenses(expenses that are deducted from Fund assets)
Management Fee[2]	1.00%
Distribution and/or Service (12b-1) Fees~~[3]~~	0.25%
Other Expenses[3]	~~0.10~~0.03%
Fees and Expenses of Acquired Funds[4]	0.08%
Total Annual Fund Operating Expenses	~~1.35~~1.36%

¹ A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses ~~and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940.~~, Rule 12b-1 fees and expenses, and any indirect expenses (such as fees and expenses of acquired funds).

~~3 Effective January 6, 2006, all shares of the Fund are subject to annual 12b-1 Fees.~~

3 Represents fees and expenses of non-interested person trustees, which are not paid by the adviser.

4 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.28%.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$~~135~~138	$~~418~~431	$~~723~~745	$~~1,590~~1,635

ADDITIONAL INFORMATION ABOUT THE FUND’S OBJECTIVE AND STRATEGIES

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Purchase

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. ~~Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution.~~ The adviser may waive these minimums at its discretion, including for existing clients of the adviser. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:

~~Abacus Bull Moose GrowthRoosevelt Anti-Terror Multi-Cap Fund~~

c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:

~~Abacus Bull Moose Growth~~Roosevelt Anti-Terror Multi-Cap Fund

c/o Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0576 to set up your account and obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s),
•	your account number(s),
•	the name of the Fund
•	a check made payable to the Fund

Checks should be sent to the ~~Abacus Bull Moose Growth~~Roosevelt Anti-Terror Multi-Cap Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at (877) 322-0576 to obtain instructions.

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25%. ~~No 12b-1 fees were paid by the Fund’s shareholders for the fiscal year ended November 30, 2005.~~  The plan was activated ~~effective~~ as ~~ofJanuary~~of January 6, 2006. ~~,~~Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Tax Sheltered Retirement Plans

~~Since the Fund is oriented to longer term investments, shares~~Shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent by mail or call Shareholder Services for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:

~~Abacus Bull Moose GrowthRoosevelt Anti-Terror Multi-Cap Fund~~

c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:

~~Abacus Bull Moose Growth~~Roosevelt Anti-Terror Multi-Cap Fund

c/o Unified Fund Services, Inc.

431 North Pennsylvania Street

Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund’s name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (877) 322-0576 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (877) 322-0576. You must first complete the optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption ~~or exchange~~ instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions ~~or exchanges~~. If you are unable to reach the Fund by telephone, you may request a redemption ~~or exchange~~ by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through financial intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. ~~The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.~~ Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund will be required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0576. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser pursuant to guidelines established by the Board of Trustees. Good faith pricing also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes as dividends to its shareholders substantially all of its net investment income ~~in the form of dividends and taxable~~and any realized net capital gains ~~to its shareholders on an annual basis~~. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of short-term and/or long-term capital gains.

Taxes

~~Investment~~Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sell its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(~~and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2003~~ Tax ~~Act~~Acts”).

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, ~~2008.~~2010.

Under the ~~2003~~ Tax ~~Act~~Acts, effective for taxable years after December 31, 2002 through December 31, ~~2008,~~2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

The Roosevelt Investment Group, 317 Madison Ave., Suite 1004, New York, New York 10017, serves as investment adviser to the Fund. Founded in 1990 by Arthur Sheer, the adviser’s clients consist primarily of corporations, pension accounts, non-profits, endowments and high net worth individuals. As of ~~November 30, 2005,~~February 28, 2007, the adviser had approximately $~~767 million~~1.134 billion in assets under management.

During the fiscal year ended November 30, ~~2005,~~2006, the Fund paid the adviser a fee equal to 1.00% of its average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses ~~and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940.~~, Rule 12b-1 fees and expenses, and any indirect expenses (such as fees and expenses of acquired funds). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Board of Trustees will consider the renewal of the Fund’s management agreement in 2007. The next annual or semi-annual report, as the case may be, of the Fund filed thereafter will contain information about the factors that the Board of Trustees considered in approving the Fund’s management agreement.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the adviser may pay a fee to financial intermediaries for such services.

To the extent that the adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

~~A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is included in the Fund’s annual or semi-annual report, as applicable.~~

Investing Through Abacus International Capital Corporation

If you purchase Fund shares through Abacus International Capital Corporation (“Abacus International”), you may be subject to additional policies and/or restrictions with respect to your investment. These policies and/or restrictions are determined by Abacus International. The Fund ~~will pay~~pays to Abacus International a 12b-1 fee of 0.25% of the average daily assets in shareholder accounts referred by Abacus International. In addition, the adviser (not the Fund) ~~will pay~~pays to Abacus International a referral fee equal to 0.25% of the management fee earned by the adviser with respect to shareholder accounts referred by Abacus International.

The Portfolio Manager

Mr. Arthur Sheer has been primarily responsible for the day-to-day management of the Fund since the inception of the Predecessor Fund in 2001. He is also a portfolio manager responsible for equity and fixed income investments of the adviser’s clients. Mr. Sheer has served as the adviser’s chief executive officer since he founded the firm in 1990.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio manager, including his compensation, other accounts that he manages, and his ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for the fiscal years ended November 30, ~~2005 and~~ 2004 through 2006 was audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), whose report, along with the ~~Predecessor~~ Fund’s financial statements, ~~are~~is included in the ~~Predecessor~~ Fund’s annual report, which is available upon request. The information for prior years was audited by another independent accounting firm.

~~The tables below set forth financial data for a share outstanding throughout each period presented.~~
	~~Year Ended~~	~~Year Ended~~	~~Year Ended~~	~~For the Period~~
	~~November 30, 2005~~	~~November 30, 2004~~	~~November 30, 2003~~	~~Ended November 30, 2002~~	~~(a)~~

~~Selected Per Share Data~~
~~Net asset value, beginning of period~~	~~$ 14.18~~ 	~~$ 12.89~~ 	~~$ 9.84~~ 	~~$ 10.00~~
~~Income from investment operations~~
~~Net investment income (loss)~~	~~0.02~~ 	~~(0.01)~~	~~(0.01)~~	~~(0.04)~~
~~Net realized and unrealized gain (loss)~~	~~1.92~~ 	~~1.62~~ 	~~3.06~~ 	~~(0.12)~~
~~Total from investment operations~~	~~1.94~~ 	~~1.61~~ 	~~3.05~~ 	~~(0.16)~~
~~Less Distributions to shareholders:~~
~~From net realized gain~~	~~(1.05)~~	~~(0.32)~~	~~-~~ 	~~-~~
~~Total distributions~~	~~(1.05)~~	~~(0.32)~~	~~-~~ 	~~-~~

~~Net asset value, end of period~~	~~$ 15.07~~ 	~~$ 14.18~~ 	~~$ 12.89~~ 	~~$ 9.84~~

~~Total Return (b)~~	~~14.47%~~	~~12.70%~~	~~31.00%~~	~~-1.60%~~	~~(c)~~

~~Ratios and Supplemental Data~~
~~Net assets, end of period (000)~~	~~$ 6,415~~	~~$ 3,091~~	~~$ 2,345~~ 	~~$ 797~~
~~Ratio of expenses to average net assets~~	~~1.10%~~ 	~~1.07%~~ 	~~1.15%~~ 	~~1.43%~~ 	~~(d)~~
~~Ratio of net investment income to average net assets~~	~~0.21%~~	~~(0.08)%~~	~~(0.06)%~~	~~(0.38%)~~	~~(d)~~
~~Portfolio turnover rate~~	~~85.58%~~ 	~~82.28%~~ 	~~54.18%~~ 	~~52.75%~~

~~(a) For the period December 21, 2001 (Commencement of Operations) through November 30, 2002.~~

~~(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.~~

~~(c) Not annualized.~~

~~(d) Annualized.~~

Roosevelt Anti-Terror Multi-Cap Fund
Financial Highlights
The tables below set forth financial data for a share outstanding throughout each period presented.

					For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	November 30, 2006	November 30, 2005	November 30, 2004	November 30, 2003	November 30, 2002	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 15.07	$ 14.18	$ 12.89	$ 9.84	$ 10.00

Income from investment operations
Net investment income (loss)	0.04	0.02	(0.01)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	1.67	1.92	1.62	3.06	(0.12)
Total from investment operations	1.71	1.94	1.61	3.05	(0.16)

Less Distributions to shareholders:
From net investment income	(0.02)	-	-	-	-
From net realized gain	(0.82)	(1.05)	(0.32)	-	-
Total distributions	(0.84)	(1.05)	(0.32)	-	-

Net asset value, end of period	$ 15.94	$ 5.07	$ 14.18	$ 12.89	$ 9.84

Total Return (b)	11.82%	14.47%	12.70%	31.00%	-1.60%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 13,788	$ 6,415	$ 3,091	$ 2,345	$ 797
Ratio of expenses to average net assets	1.28%	1.10%	1.07%	1.15%	1.43%	(d)
Ratio of net investment income (loss) to
average net assets	0.36%	0.21%	(0.08)%	(0.06)%	(0.38)%	(d)
Portfolio turnover rate	102.70%	85.58%	82.28%	54.18%	52.75%

(a) For the period December 21, 2001 (Commencement of Operations) through November 30, 2002.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call Shareholder Services at (877) 322-0576 to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. As of the date of this prospectus, the Fund does not have an ~~internet~~Internet website and, therefore, the Fund’s SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the ~~SEC’s~~ Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-21237

~~ABACUS BULL MOOSE GROWTH~~ROOSEVELT ANTI-TERROR MULTI-CAP FUND

STATEMENT OF ADDITIONAL INFORMATION

~~March 31,2006~~April 2,2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the ~~Abacus Bull Moose Growth~~Roosevelt Anti-Terror Multi-Cap Fund dated ~~March 31, 2006.~~April 2, 2007. This SAI incorporates by reference the annual report to shareholders of the ~~Abacus Bull Moose Growth~~Roosevelt Anti-Terror Multi-Cap Fund for the fiscal year ended November 30, ~~2005~~2006 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling Shareholder Services at ~~1-~~(877~~-~~) 322-0576.

TABLE OF CONTENTS	PAGE

DESCRIPTION OF THE TRUST AND THE FUND	1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK

CONSIDERATIONS	2
INVESTMENT LIMITATIONS	7
THE INVESTMENT ADVISER	9
TRUSTEES AND OFFICERS	11
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	15
PORTFOLIO TURNOVER	15
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~15~~16
DISCLOSURE OF PORTFOLIO HOLDINGS	17
DISTRIBUTION PLAN	~~18~~19
DETERMINATION OF NET ASSET VALUE	~~19~~20
REDEMPTION IN-KIND	~~20~~21
STATUS AND TAXATION OF THE FUND	~~20~~21
CUSTODIAN	~~22~~23
FUND SERVICES	~~22~~23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~23~~24

DISTRIBUTOR	~~23~~24

PROXY VOTING POLICIES	~~23~~25

FINANCIAL STATEMENTS                                                                                                                                    25

DESCRIPTION OF THE TRUST AND THE FUND

The ~~Abacus Bull Moose Growth~~Roosevelt Anti-Terror Multi-Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is The Roosevelt Investment Group (the “Adviser”).

Effective as of September 23, 2005, the Fund (previously known as the Abacus Bull Moose Growth Fund) acquired all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization. The Predecessor Fund commenced operations on December 21, 2001.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that ~~any amendment~~certain amendments that could adversely ~~affects~~affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

A.  Equity Securities – The Fund may invest in equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See “Risks of Investing in Foreign Securities” herein.

Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

In addition to investing directly in common stocks, the Fund may invest in S&P Depositary Receipts (“SPDRs”) and ~~similar instruments~~other exchange traded funds. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the applicable S&P Index such as the S&P 500 Index or the S&P Mid Cap 400 Index. Changes in the price of SPDRs track the movement of the associated Index relatively closely. When the Fund invests in exchange-traded funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by such exchange-traded fund. In connection with such investments, the Fund will incur higher expenses, many of which may be duplicative.

B.  Convertible Securities - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

C.  Corporate Debt Securities - Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

Lower quality corporate debt securities are those rated BBB or lower by Standard & Poor’s Corporation (“S&P”), Baa or lower by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality (commonly called “junk bonds”). These securities are not considered to be investment grade and often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at favorable prices to meet redemption requests or to respond to changes in the market. The Fund will not invest more than 10% of the value of its net assets in junk bonds. If, as a result of a downgrade, the Fund holds more than 10% of the value of its assets in junk bonds, the Fund will take action to reduce the value of such securities below 10%.

D.   Zero Coupon Bonds - The Fund may invest in zero coupon bonds issued by corporations as well as government agencies and instrumentalities. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value and redeemed at face value. The issuer of the bond avoids the need to generate cash to meet current interest payments and, accordingly, these bonds may involve greater risk than debt securities that make regular interest payments. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

E.   Foreign Securities - The Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government’s full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world’s emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

F.   Brady Bonds - The Fund may invest in “Brady bonds,” which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody’s.

The Brady Plan was conceived by the U.S. Treasury in the 1980’s in an attempt to produce a debt restructuring program which would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

The Fund may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

G.  U.S. Government Securities - The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

The Fund may invest in Treasury Inflation-Protected Securities, often called TIPS, which are government issued securities whose value is linked to the inflation rate. Like Treasury bills, bonds and notes, TIPS are backed by the full faith and credit of the United States government. TIPS are liquid securities that can be bought and then resold at any time on the open market or directly to the Treasury Department. TIPS pay a fixed interest rate; however, the principal is adjusted every six months based on the changes in the Consumer Price Index (CPI). If inflation rises, the principal of the bond increases; if deflation occurs, the principal decreases. The Fund can never receive less than the original principal if it holds the TIPS to maturity. The Fund will receive the inflation adjusted principal or the original principal, whichever is greater, when the bonds mature.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.     Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.     Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.     Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.     Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.     Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.     Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.     Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.     Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on ~~its~~the Fund’s Fundamental investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations-Fundamental” above).

1.     Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.     Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.     Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.     Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

THE INVESTMENT ADVISER

The Roosevelt Investment Group, 317 Madison Ave., Suite 1004 New York, New York 10017 is the Fund’s investment adviser. Arthur Sheer owns at least 75% of the outstanding voting shares of the Adviser and may be deemed to be a controlling person of the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser ~~manages~~is responsible for managing the Fund’s investments, subject to ~~approval of the Board of Trustees and~~oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses ~~and 12b-1 expenses. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.~~ , 12b-1 expenses and indirect expenses (such as fees and expenses of acquired funds).

The following table describes the advisory fees paid to the Adviser by the Fund for the last three fiscal years:

Fiscal Year Ended	Net Advisory Fees Paid
~~November 30, 2003~~	~~$13,390~~
November 30, 2004	$27,064
November 30, 2005	$45,339
November 30, 2006	$105,830

The Adviser retains the right to use the Fund’s name ~~“Bull Moose”~~ in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the Fund’s name ~~“Bull Moose”~~ automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

Arthur Sheer, Chief Executive Officer of the Adviser, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund (“Portfolio Manager”). As of November 30, ~~2005,~~2006, the Portfolio Manager was responsible for management of the following types of other accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Retail Accounts	1,385	$972,827,696	0	N/A

~~Account Type~~	~~Number of Accounts by Account Type~~	~~Total Assets By Account Type~~	~~Number of Accounts by Type Subject to a Performance Fee~~	~~Total Assets By Account Type Subject to a Performance Fee~~
~~Registered Investment Companies~~	~~0~~	~~N/A~~	~~N/A~~	~~N/A~~
~~Pooled Investment Vehicles~~	~~0~~	~~N/A~~	~~N/A~~	~~N/A~~
~~Retail Accounts~~	~~705~~	~~$509,300,975~~	~~0~~	~~N/A~~

The Portfolio Manager is compensated for his services by the Adviser. His compensation consists of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations and (iii) his overall contribution to firm success. Finally, the Portfolio Manager is also eligible to participate in the Adviser’s profit sharing program. As of November 30, ~~2005,~~2006, the Portfolio Manager did not own any shares of the Fund.

The Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, the Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which the Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

However, it is the Adviser’s and the Portfolio Manager’s policy that investment decisions for all accounts that the Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address*, (Date of Birth), Term and Position with Trust~~,~~** ~~and Term of Position~~ 	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; ~~Non-voting~~ Chairman of ~~Investment Committee of WH~~the investment committee for W.H. Donner Foundation and ~~WH~~ Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to ~~November~~September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to ~~November~~September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (1952)*** Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~41 series.

***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2006.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee was recently established in 2006 and held two meetings during the year ended December 31, 2006.

The following table provides information regarding each ~~Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each~~ officer of the Trust.

Name, Address*, (Date of Birth), Position with ~~Fund Complex~~Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952)*** Trustee, December 2002 to present~~

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to November 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to ~~November~~September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Freddie Jacobs, Jr., CPA (1970)~~Michael Landis (1971)***

~~Chief Financial Officer and~~Interim Treasurer, ~~July 2005~~March 2007 to present~~; Secretary, September 2004 to June 2005; Assistant Secretary, July 2005 to present~~

Vice President ~~of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005 to~~Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November ~~2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.~~1998 – November 2004.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to ~~November~~September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from ~~1997 to 2000 and~~December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather ~~A. Barnes~~Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to ~~November~~ September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the ~~trustees and~~ officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of ~~34~~ 41series.

***Effective as of March 12, 2007, the Board appointed Mr. Landis as Interim Treasurer of the Trust to fill the vacancy created by the resignation of the previous Treasurer and Chief Financial Officer.

~~*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.~~

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

* The Trust currently consists of ~~34~~41 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by ~~each series in~~ the ~~Trust~~Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and ~~each series~~ the Fund incurs its pro rata share of expenses ~~at the same rate.~~ based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,324~~1,098**	$0	$0	$45,000
Stephen A. Little, Chairman of the Board	$~~1,324~~1,098**	$0	$0	$45,000
Daniel J. Condon, Trustee	$~~1,030~~854***	$0	$0	$35,000
Ronald C. Tritschler, Trustee	$854***	$0	$0	$35,000
~~Non-Independent Trustees and~~ Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
~~Ronald C. Tritschler, Trustee~~	~~$1,030~~	~~$0~~	~~$0~~	~~$35,000~~
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
~~Freddie Jacobs, CFO and~~Michael Landis, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,265~~3,659****	$0	$0	$~~145,000~~150,000*****
Heather ~~Barnes~~Bonds, Secretary	$0	$0	$0	$0

* The Trust currently consists of ~~34~~41 series.

** During the fiscal year ended November 30, 2006, each Trustee received a total of $1,314 in fees from the Fund.

*** During the fiscal year ended November 30, 2006, each Trustee received a total of $988 in fees from the Fund.

**** During the fiscal year ended November 30, 2006, the CCO received a total of $5,264 from the Fund.

***** In addition to the CCO’s salary listed in the table, the Trust incurs $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of February ~~15, 2006,~~28, 2007, the Fund had the following control shareholders or principal shareholders.

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	~~22.36~~30.99%	~~Beneficial~~Record
National Investors 55 Water Street New York, NY 10041	14.32%	Record

As of February ~~15, 2006, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.~~28, 2007, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended November 30, ~~2004~~2005 and ~~2005,~~2006, the Fund’s portfolio turnover rate was ~~82.28% and 85.58%, respectively.~~ 85.58% and 102.70%, respectively. During the 2006 fiscal year, the Adviser took a conservative view, due to the deteriorating macroeconomic picture, and sold various portfolio securities, in order to increase the Fund’s cash position. This temporary conservative posture resulted in the higher portfolio turnover rate.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. ~~Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.~~ It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. For the fiscal year ended November 30, ~~2005,~~2006, the Fund directed the following Fund brokerage transactions to brokers ~~due to~~who provided research services ~~provided by such brokers~~ to the ~~Fund~~Adviser:

Brokerage Transactions Directed	Brokerage Commissions Paid
$~~8,465,150~~14,882,511	$~~12,707~~25,715

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Adviser; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Adviser.

The following table provides information regarding the amount of brokerage commissions paid by the Fund for the last three fiscal years:

Fiscal Year End	Brokerage Commissions Paid
~~November 30, 2003~~	~~$5,896~~
November 30, 2004	$11,878
November 30, 2005	$16,688
November 30, 2006	$46,220

The Trust, the Adviser and the Fund’s distributor have each adopted a Code of Ethics (the “~~Rule 17j-1~~ Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at ~~1-~~(877~~-~~) 322-0576. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also will post its complete portfolio holdings on its website (if the Fund has a website) within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

The Adviser has entered into an agreement with Conflict Securities Advisory Group (“CSAG”) to provide initial certifications and ongoing monitoring of companies in the Fund’s portfolio in an attempt to ensure that no company owned by the Fund is subject to global security risk. In order for CSAG to provide global risk screening, the Adviser will provide a report to CSAG within 10 days of the end of each calendar month that identifies and confirms the investments of the Fund as of the month-end, as well as a report to CSAG of any Fund transaction resulting in an acquisition of a new security within 10 business days from the date of such transaction. CSAG has entered into a Confidentiality Agreement pursuant to which it has agreed to keep the Fund’s portfolio information strictly confidential and to use it only for the purpose for which it was provided to CSAG; and CSAG further has agreed that it will not use the Confidential Information in a manner adverse to the interests of Fund shareholders or for personal trading by CSAG or its employees.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Trust’s Chief Compliance Officer (“CCO”). The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the CCO, ~~which~~who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). The Plan permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Fund does not participate in any joint distribution activities with other mutual funds.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

The Plan was approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person at a meeting held on September 12, 2005. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. ~~The Fund did not pay any amount under the Plan in the last fiscal year~~ The Fund paid distribution fees of $25,968 related to the period January 6, 2006 (date of activation of the Plan) through November 30, 2006. The fees were used for payments to broker-dealers and other sponsors of mutual fund sales platforms.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities ~~generally~~ are valued by using market quotations~~, but may be valued on the basis of prices~~ furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined ~~in good faith~~ by the Adviser~~,~~ in ~~conformity with~~good faith according to guidelines ~~adopted by and subject to review of~~established by the Board of Trustees ~~of the Trust~~. The Trust’s fund accounting agent maintains a pricing review committee~~, which may seek valuation directly from an Independent Trustee if good faith pricing issues arise. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees~~ that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair value securities on a quarterly basis.

Fixed income securities ~~generally~~ are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the last day of the fiscal year ended November 30, ~~2005~~2006 is as follows:

$13,787,722	=	$15.94

864,779

~~$~~ 	~~6,414,533~~ 	~~=~~ 	~~$15.07~~

~~425,576~~

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, ~~2005,~~2006, the Fund had no unused capital loss carryforwards.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares.

FUND SERVICES

Unified ~~Fund Services, Inc. (“Unified”)~~, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund’s transfer agent. ~~A Trustee and the~~The officers of the Trust are members of management and/or employees of Unified ~~and/or shareholders of Unified Financial Services, Inc. (“UFS”)~~. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of ~~Unified.~~ each of the Custodian and Distributor.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $~~1.50~~1.25 per shareholder account (subject to a monthly minimum fee of $1,250).

In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives ~~an annual~~a monthly fee from the Adviser equal to an annual rate of 0.05% of the Fund’s average net assets up to $50 million, 0.04% of the Fund’s average net assets from $50 million to $100 million, ~~and~~ 0.03% of the Fund’s average net assets from $100 million to $150 million, and 0.02% of the Fund’s average net assets over $~~100~~150 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund’s average net assets under $50 million, 0.07% of the Fund’s average net assets from $50 million to $100 million, 0.05% of the Fund’s average net assets from $100 million to $150 million, and 0.05% of the Fund’s average net assets over $100 million (subject to a minimum fee of $2,500 per month).

The following table provides information regarding fees paid by the Adviser (not the Fund) to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services to the Fund.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
November 30, 2006	$16,325	$24,036	$32,490
November 30, 2005	$16,290	$20,691	$30,776
November 30, 2004	$10,388	$15,778	$28,142
~~November 30, 2003~~	~~$11,272~~	~~$15,000~~	~~$29,583~~

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for the fiscal year ending November 30, ~~2006.~~2007. Cohen ~~McCurdy~~Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~A Trustee of the Trust is a shareholder of UFS, the parent company of the Distributor, and certain officers of the Trust are an officer of the Distributor and/or shareholders of UFS. As a result, such persons may be deemed to be affiliates of the Distributor.~~ The Distributor, Unified and the Custodian are controlled by Huntington Bancshares.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. ~~The Distributor and Unified are controlled by UFS.~~

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser~~. The Adviser will vote such~~ who, in turn, has retained Institutional Shareholder Services, Inc. (ISS) to act as voting agent to review proxies, make voting determinations and actually vote proxies. ISS votes the Fund’s proxies in accordance with its proxy ~~policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision~~voting guidelines which provide that, for the most part, proxy issues will be reviewed on a case-by-case basis, taking into account the circumstances surrounding the company being analyzed. The proxy voting guidelines provide that ISS generally will vote in favor of management proposals that seek to protect and enhance the best interest of shareholders by promoting, among other things, (i) director independence, (ii) a record of positive performance, (ii) a breadth and depth of experience with respect to management and directors, (iv) management accountability (with respect to company performance), and (v) transparency and integrity of the financial reporting process. Pursuant to the Trust’s policy, if a conflict of interest between ISS or its affiliates and the Fund arises with respect to any proxy, ISS must disclose the conflict to the Trust’s Chief Compliance Officer who will consult with the Board of Trustees on how to vote the proxies. When the Board of Trustees ~~of the Trust~~ is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon ~~shall be~~are permitted to participate in the decision of how the ~~applicable~~ Fund’s vote will be cast. ISS will then be required to vote the proxy in accordance with the Board’s instructions.

~~The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:~~

~~•~~

~~electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;~~

~~•~~	~~approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;~~
~~•~~

~~providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;~~

~~•~~

~~corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and~~

~~•~~

~~shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.~~

More information. You may obtain a copy of the Trust’s and ~~the Adviser’s proxy voting policy~~a summary of the ISS Proxy Voting Guidelines by calling Shareholder Services at ~~1-~~(877~~-~~) 322-0576 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

FINANCIAL STATEMENTS

The financial statements and independent registered public accountants’ report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended November 30, 2006. You can obtain the Annual Report without charge by calling Shareholder Services at ~~1-~~(877~~-~~) 322-0576.

PART C. OTHER INFORMATION

Item 23.	Exhibits

(1)

(a)           Financial Statements included in Part A: Financial Highlights Table for each of Chinook Emerging Growth Fund, Geronimo Multi-Strategy Fund, Geronimo Option & Income Fund, Geronimo Sector Opportunity Fund, Marco Targeted Return Fund, and Roosevelt Anti-Terror Multi-Cap Fund.

(b)

Financial Statements included in Part B: audited Financial Statements for each of Chinook Emerging Growth Fund, Geronimo Multi-Strategy Fund, Geronimo Option & Income Fund, Geronimo Sector Opportunity Fund, Marco Targeted Return Fund, and Roosevelt Anti-Terror Multi-Cap Fund.

(2)

(a)           (i)         Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(ii)

First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(iii)

Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(iv)

Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts.

1.

Copy of Registrant’s Management Agreement with Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2.

Copy of Registrant’s Management Agreement with GLOBALT, Inc. with regard to the GLOBALT Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

3.

(a)           Copy of Registrant’s Management Agreement with Spectrum Advisory Services, Inc. (“Spectrum”) with regard to the Marathon Value Portfolio, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

4.

(b)           Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

5.

(a)           Copy of Registrant’s Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with StoneRidge Investment Partners, LLC, regarding fee waiver and expense reimbursement with respect to the StoneRidge Small Cap Growth Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

6.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7.

(a)           Copy of Registrant’s Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Small Cap Value Equity Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

8.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Large Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

9.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Mid Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

10.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

11.

(a)           Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(b)

Copy of Amended and Restated Side Letter Agreement with Crawford Investment Counsel, Inc., dated April 26, 2006, regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

12.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Capital Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2006 and incorporated herein by reference.

13.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Allocation Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2006 and incorporated herein by reference.

14.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Income Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2006 and incorporated herein by reference.

15.

(a)     Copy of Registrant’s Management Agreement with Chinook Capital Management approved September 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(c)

Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund Class I shares – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

16.

(a)     Copy of Registrant’s Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(b)	Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund – Filed herewith.

17.

(a)     Copy of Registrant’s Management Agreement with Leader Capital Corporation with regard to the Leader Short-Term Bond Fund approved March 14, 2005 – Filed with Registrant’s registration statement on Form N-1A dated May 11, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Leader Capital Corporation regarding fee waiver and expense reimbursement with respect to the Leader Short-Term Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

18.

(a) Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 31, 2007 and incorporated herein by reference.

19.

(a) Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

20.

(a)     Copy of Registrant’s Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 27 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2006 and incorporated herein by reference.

21.

Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Anti-Terror Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

22.

(a)     Copy of Registrant’s Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

23.

Copy of Registrant’s amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

24.

(a)     Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

25.

(a)     Copy of Registrant’s Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Amended and Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

26.

(a)     Copy of Registrant’s Management Agreement with The Symphony Wealth Management, LLC with regard to The Symphony Wealth Management Ovation Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

(b)

Form of Amended and Restated Side Letter Agreement with The Symphony Wealth Management, regarding fee waiver and expense reimbursement with respect to The Symphony Wealth Management Ovation Fund – Filed with Registrant’s registration statement on Form N-1A June 13, 2006 and incorporated herein by reference.

27.

a)       Copy of Sub-Advisory Agreement between The Symphony Wealth Management, LLC and Breen Financial Corporation with regard to The Symphony Wealth Management Ovation Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with between The Symphony Wealth Management, LLC and Breen Financial Corporation regarding sub-advisory fee waiver and expense reimbursement with respect to The Symphony Wealth Management Ovation Fund – Filed with Registrant’s registration statement on Form N-1A November 30, 2005 and incorporated herein by reference.

28.

(a)     Copy of Registrant’s Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Multi-Strategy Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Multi-Strategy Fund – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

29.

(a)     Copy of Registrant’s Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Option & Income Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Option & Income Fund – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

30.

(a)     Copy of Registrant’s Management Agreement with GERONIMO Partners Asset Management, LLC with regard to Geronimo Sector Opportunity Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with GERONIMO Partners Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Geronimo Sector Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

31.

(a)     Copy of Registrant’s Management Agreement with Tributary Capital Management, LLC with regard to Tributary Income Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Tributary Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the Tributary Income Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

32.

(a)     Copy of Registrant’s Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Copy of Executed Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund– Filed with Registrant’s registration statement on Form N-1A dated May 22, 2006 and incorporated herein by reference.

33.

(a)     Copy of Registrant’s Management Agreement with Iron Financial Management, Inc., with regard to Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated May 3, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding fee waiver and expense reimbursement with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

34.

(a)     Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

35.

(a)     Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

36.

(a)     Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

37.

(a)     Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(a)

Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

38.

(a)     Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

39.

(a)     Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

40.

(a)     Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of Sub-advisory Agreement between Dean Investment Associates, LLC and Newton Capital Management Ltd. with regard to Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(c)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

41.

(a)   Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

42.

(a)     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

43.

(a)     Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(e)

(1)           Underwriting Contracts. Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(2)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Leader Capital Corporation and Unified Financial Securities, Inc., approved March 14, 2005 – Filed with Registrant’s registration statement on Form N-1A dated May 11, 2005 and incorporated herein by reference.

(6)

Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

(1)

Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)

(a)           Custodian Agreement. Copy of Registrant’s Custodian                  Agreement with U.S. Bank, N.A., dated September 23, 2005 –                  Filed with Registrant’s registration statement on Form N-1A                  dated September 30, 2005 and incorporated herein by reference.

(b)

Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(3)

Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)

(1)           Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

(2)

Global Security Risk Screen and Certification Agreement by and between The Roosevelt Investment Group, Inc., as adviser to the Roosevelt Anti-Terror Multi-Cap Fund, and Conflict Securities Advisory Group, dated as of March 28, 2006, relating to global security risk screening for the Roosevelt Anti-Terror Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(i)	Legal Opinion and Consent – Legal Consent of Thompson Hine LLP regarding Tributary Fund – Filed herewith.

(j)

Other Opinions – Consent of independent registered public accounting firm to the use of audited financial statements for each of Chinook Emerging Growth Fund, Geronimo Multi-Strategy Fund, Geronimo Option & Income Fund, Geronimo Sector Opportunity Fund, Marco Targeted Return Fund, and Roosevelt Anti-Terror Multi-Cap Fund.

(k)	Omitted Financial Statements – None.

(l)

Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)

(1)           Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(2)

Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(3)	Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)	Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(5)	Copy of Rule 12b-1 Distribution Plan for Leader Short-Term Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

(6)	Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(7)

Copy of Rule 12b-1 Distribution Plan for the Roosevelt Anti-Terror Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(8)	Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(9)	Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(10)	Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated June 13, 2006 and incorporated herein by reference.

(11)

Copy of Distribution Coordination Agreement for each of The Symphony Wealth Management Ovation Fund Class A and Class C shares – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(12)

Copy of Rule 12b-1 Distribution Plan with respect to the Class C shares of each of the GERONIMO Funds – Filed with Registrant’s registration statement on Form N-1A dated December 7, 2005 and incorporated herein by reference.

(13)	Copy of Rule 12b-1 Distribution Plan with respect to the Tributary Income Fund – Filed with Registrant’s registration statement on Form N-1A dated June 30, 2006 and incorporated herein by reference.

(14)

Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(15)

Copy of Rule 12b-1 Distribution Plan with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(16)

Copy of Rule 12b-1 Distribution Plan with respect to the Leeb Focus Fund Retail Class shares – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(17)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(18)

Copy of Rule 12b-1 Distribution Plan with respect to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(19)

Copy of Rule 12b-1 Distribution Plan with respect to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(20)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(21)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(22)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(23)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(24)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(25)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(n) (1)	Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 18f-3 Plan for The Symphony Wealth Management Ovation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(3)	Copy of Rule 18f-3 Plan for each of the GERONIMO Funds – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(4)	Copy of Rule 18f-3 Plan for the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(5)	Copy of Rule 18f-3 Plan for the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(o)	Reserved.

(p)	(1) Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

(2)	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(q)	(1) Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(2)	ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC with respect to the Dreman Funds – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Glass Lewis & Co. Proxy Voting Guidelines as adopted by GLOBALT, Inc. with regard to the GLOBALT Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated February 25, 2005 and incorporated herein by reference.

(6)

Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

(7)	Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. – Filed with Registrant’s registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

(8)

Proxy Voting Policy and Procedures adopted by Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

(9)

Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(10)

Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

(11)

Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(12)

Proxy Voting Policy and Procedures adopted by Leader Capital Corporation with regard to the Leader Short-Term Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2005 and incorporated herein by reference.

(13)

Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(14)

Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(15)

Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(16)

Proxy Voting Policy and Procedures adopted by Breen Financial Corporation, as sub-advisor to The Symphony Wealth Management Ovation Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

(17)

Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(18)

Proxy Voting Policy and Procedures adopted by Tributary Capital Management, LLC as advisor to Tributary Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2006, and incorporated herein by reference.

(19)

Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(20)

Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(21)

Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(22)

Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

(23)

Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(24)

Proxy Voting Policy and Procedures adopted by Newton Capital Management Ltd. as sub-advisor to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(25)	ISS Proxy Voting Guidelines used with respect to Roosevelt Anti-Terror Multi-Cap Fund – Filed herewith.

Item 24.	Persons Controlled by or Under Common Control with Registrant

The sole shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc. Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

David Dreman, portfolio manager to the Dreman Funds, directly or indirectly controls more than 75% of Dreman Value Management, the investment adviser to the Dreman Funds. David Dreman also owns more than 25% of each of the Dreman Contrarian Large Cap Value Fund and Dreman Contrarian Mid Cap Fund. As such, Dreman Value Management may be deemed to be under common control with each of the Dreman Contrarian Large Cap Value Fund and Dreman Contrarian Mid Cap Fund.

Becker Capital Management may be deemed to be under common control with the Becker Small Cap Value Equity Fund because the employees of Becker own more than 25% of the Becker Small Cap Value Equity Fund, through the Becker Capital Management, Inc. Pension Plan, and 100% of Becker Capital Management.

Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 25.	Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 26.	Business and Other Connections of the Investment Advisers

1.

Archer Investment Corporation (“Archer”) serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the NASDR’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

2.

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

3.

Breen Financial Corporation (“Breen”) serves as sub-advisor to The Symphony Wealth Management Ovation Fund. Dr. William Breen is the Chairman and CEO of Breen and Mr. James Breen is the President. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

4.

Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

5.

Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

6.

Dreman Value Management, LLC (“Dreman”) serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

7.

Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

8.

Gamble, Jones, Morphy & Bent (“GJMB”) serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as Senior Vice President and Chief Financial Officer, Christopher E. Morphy as President, and David M. Davis as Chief Operations Officer. Ashley A. Jones and Alison Gamble are both partners of GJMB. Further information about GJMB, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

9.

GERONIMO Partners Asset Management (“GERONIMO”) serves as the investment adviser for the GERONIMO Funds, each a series of the Trust. Mr. David Prokupek serves as Managing Member and Chief Investment Officer. Further information about GERONIMO, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

10.

GLOBALT, Inc. serves as the investment adviser for the GLOBALT Growth Fund, a series of the Trust. Mr. Henry W. Roach serves as the President of GLOBALT, Samuel E. Allen as Chief Executive Officer, Arthur F. Mann as Chief Financial Officer. Further information about GLOBALT and all its officers can be obtained from the Form ADV Part I available on the IAPD.

11.

IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

12.

Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

13.

Leader Capital Corporation (“Leader”) serves as the investment advisor to the Leader Short-Term Bond Fund, a series of the Trust. Mr. John E. Lekas serves as President of Leader. Further information about Leader can be obtained from the Form ADV Part I available on the IAPD.

14.

Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund. Steven L. Leeb is the President and Donna A. Leeb and Steven Fishman are executive officers. Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

15.

Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

16.

NS Investment Partners, LLC (“NSIP”), serves as investment advisor to the NS Small Cap Growth Fund. Peter Niedland and Mark Schlegel serve as managers of NSIP. Further information about NSIP can be obtained from its Form ADV Part I available on the IAPD.

17.

Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable and William A. Pekin all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

18.

Polynous Capital Management, Inc. (“Polynous”) serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

19.

Quixote Capital Management, LLC (“Quixote”) serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Troy Johnson, and Mr. Jerry Pal are both principals of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

20.

SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

21.

Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about can be obtained from the Form ADV Part I available on the IAPD.

22.

StoneRidge Investment Partners, LLC (“SIPL”) serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL and Mr. Dennis C. Haynes the Chief Operating Officer. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook, Todd L. Rich and Christopher A. Thorsheim are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

23.

Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund, each a series of the Trust. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher C. Hoel, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

24.

The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Anti-Terror Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

25.

The Symphony Wealth Management (“Symphony”) serves as investment advisor to The Symphony Wealth Management Ovation Fund. Mr. Chris Bach serves as the President of Symphony, Dr. William Breen is the Chief Investment Officer and Mr. James Breen is the Chief Portfolio Manager. Further information about Symphony can be obtained from its Form ADV Part I available on the IAPD.

26.

Tributary Capital Management, LLC (“Tributary”) serves as investment advisor to Tributary Income Fund. Mr. David C. Johnson is the Managing Director and Ms. Tiffani D. Boskovich is a Portfolio Manager and Chief Compliance Officer of Tributary. Further information about Tributary can be obtained from its Form ADV Part I available on the IAPD.

27.

Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

28.

Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

29.

Newton Capital Management, Ltd. (“Newton”), serves as investment sub-advisor to the Dean International Fund. Helena Morrissey serves at a Director and Chief Executive Officer of Newton, and each of Jeff Munroe, Kate Turner, Jeremy Bassil, Mark W. Scott, Andrew Downs and Steven B. Tutt are executive officers. Further information about Newton can be obtained from its Form ADV Part I available on the IAPD.

Item 27.	Principal Underwriters

Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

(a)

Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Dividend Growth Trust, Sparrow Funds, and TrendStar Investment Trust.

(b) The directors and officers of Unified Financial are as follows:

Name	Title	Position with Trust
Daniel B. Benhase 41 S. High St. Columbus, OH 43215	Director	None
Melissa K. Gallagher*	President	None

Stephen D. Highsmith, Jr.*	Senior Vice President, Secretary, Treasurer and Interim Chief Compliance Officer	None
D. Eric McKenzie*	Assistant Vice President	None
Karyn E. Cunningham*	Controller	None

* The principal business address of each officer of Unified Financial is 431 N. Pennsylvania Street, Indianapolis, IN 46204

(c)	Not applicable.

Item 28.	Location of Accounts and Records

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

Polynous Securities, LLC

One Pine Street, Suite 2208

San Francisco, CA 94111

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Archer Investment Corporation
7970 Clearwater Court

Indianapolis, IN 46256

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

Breen Financial Corporation

1603 Orrington Ave., Suite 1044

Evanston, IL 60201

Chinook Capital Management

4380 SW Macadam Ave
Suite 250
Portland, OR 97239

Crawford Investment Counsel, Inc.

100 Galleria Parkway

Suite 980

Atlanta, GA 30339

Dreman Value Management, LLC

520 East Cooper Avenue
Suite 230-4

Aspen, CO 81611

Financial Counselors, Inc.
442 West 47th Street

Kansas City, Missouri

Gamble, Jones, Morphy & Bent

301 East Colorado Blvd., Suite 802

Pasadena, California 91101

GERONIMO Partners Asset Management, LLC

700 17th Street, 24th Floor

Denver, Colorado 80202

GLOBALT, Inc.

3060 Peachtree Road, N.W.

One Buckhead Plaza, Suite 225

Atlanta, Georgia 30305

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97266

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, Illinois 60093

Leader Capital Corporation
121 SW Morrison St.
Suite 425
Portland, OR 97204

Leeb Capital Management, Inc.

500 Fifth Avenue, 57th Floor

New York, NY 10110

Marco Investment Management, LLC
300 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

NS Investment Partners, LLP

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325
Chicago, IL 60603

Polynous Capital Management, Inc.

One Pine Street, Suite 2208

San Francisco, CA 94111

Quixote Capital Management, LLC

5619 DTC Parkway, Suite 100

Greenwood Village, CO 80111

SMI Advisory Services, LLC
422 Washington Street
Columbus, IN 47201

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway

Atlanta, GA 30338

StoneRidge Investment Partners, LLC

3421 Saint Davids Road

Newtown Square, PA 19073

Symons Capital Management, Inc.

250 Mt. Lebanon Blvd., Suite 301

Pittsburgh, Pennsylvania 15234

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Tributary Capital Management, LLC

215 W. Oak Street, Suite 201

Fort Collins, CO 80521

Toreador Research & Trading LLC

255 West Fallbrook, Suite 204

Fresno, California  93711

Dean Investment Associates, LLC

2480 Kettering Tower

Dayton, Ohio 45423

Newton Capital Management Ltd.

Mellon Financial Centre

160 Queen Victoria Street, London

EC4V 4LA, United Kingdom

Each advisor will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 29.	Management Services

None.

Item 30.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 88 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on April 2, 2007

UNIFIED SERIES TRUST

By: /s/	Anthony J. Ghoston	_____
Anthony J. Ghoston, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Anthony J. Ghoston Anthony J. Ghoston	President	April 2, 2007
/s/ Michael Landis _ Michael Landis	Interim Treasurer	April 2, 2007
/s/ Daniel Condon * Daniel Condon	Trustee	April 2, 2007
/s/ Gary E. Hippenstiel__* Gary E. Hippenstiel	Trustee	April 2, 2007
/s/ Stephen Little * Stephen Little	Trustee	April 2, 2007
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	April 2, 2007

* Anthony J. Ghoston

Anthony J. Ghoston, Attorney in Fact

Signed pursuant to a Power of Attorney dated November 13, 2006 filed with Registrant’s registration statement on Form N-1A dated November 27, 2006 and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99.d	Copy of Registrant’s Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund for the 2007 fiscal year.

EX.99.d

Copy of Registrant’s Side Letter Agreement with Chinook Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund for the 2007 fiscal year.

EX.99.i	Legal Opinion and Consent of Thompson Hine LLP.

EX.99.j	Consent of Independent Auditors – Cohen Fund Audit Services, Ltd.

EX.99.q	Proxy Voting Guidelines used with respect to Roosevelt Anti-Terror Multi-Cap Fund.